As filed with the SEC on April 25,  2003             Registration No:  333-01031
                                                                       811-07545


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|

                         Post-Effective Amendment No. 9


                                       AND


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|

                         Post-Effective Amendment No. 9


                                ----------------

                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
                              (Exact Name of Trust)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                                Prudential Plaza
                         Newark, New Jersey 07102-37777
                                 (973) 802-7333
               (Address and telephone number of executive offices)


                               CLIFFORD E. KIRSCH
                   VICE PRESIDENT and SENIOR CORPORATE COUNSEL
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                     (Name and address of agent for service)


It is proposed that this filing will become effective (check appropriate box):

|_|   immediately upon filing pursuant to paragraph (b) of Rule 485


|X|   on May 1, 2003 pursuant to paragraph (b) of Rule 485


|_|   60 days after filing pursuant to paragraph (a)(1) of Rule 485

|_|   on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

|_| This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment

PROSPECTUS

May 1, 2003

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

                          GROUP VARIABLE UNIVERSAL LIFE

                   The Prudential Insurance Company of America
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone (800) 562-9874

ADDITIONAL INFORMATION ABOUT GROUP VARIABLE UNIVERSAL LIFE CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), WHICH CAN BE OBTAINED BY CALLING OUR CUSTOMER SERVICE CENTER TOLL FREE AT 1-800-562-9874.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES, NOR DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                PROSPECTUS CONTENTS

SUMMARY OF CHARGES AND EXPENSES                                                6

  EXPENSES OTHER THAN PORTFOLIO EXPENSES                                       6
  WHEN CHARGE IS DEDUCTED                                                      7
  AMOUNT DEDUCTED                                                              7
  DEDUCTIONS FROM PORTFOLIOS                                                   8

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS                                  8

  BRIEF DESCRIPTION OF GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT        8
  THE DEATH BENEFIT                                                            8
  THE CERTIFICATE FUND                                                         9
  PREMIUM PAYMENTS                                                             9
  ALLOCATION OF PREMIUMS AND INVESTMENT CHOICES                                9
  TRANSFERS                                                                    9
  DOLLAR COST AVERAGING                                                        9
  SURRENDERS                                                                  10
  WITHDRAWALS FROM THE CERTIFICATE FUND                                       10
  LOANS                                                                       10
  CANCELING YOUR CERTIFICATE                                                  10

SUMMARY OF CONTRACT RISKS                                                     10

  CONTRACT VALUES ARE NOT GUARANTEED                                          10
  CONTRACT LAPSE                                                              11
  RISKS OF TAKING WITHDRAWALS                                                 11
  RISKS OF TAKING A LOAN                                                      11
  EFFECT OF PREMIUM PAYMENTS ON TAX STATUS                                    11
  REPLACING YOUR LIFE INSURANCE                                               12

RISK / BENEFIT SUMMARY: PORTFOLIO COMPANY RISKS                               12

  RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS                       12
  LEARN MORE ABOUT THE FUNDS                                                  12

GENERAL DESCRIPTION OF REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES         13

  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA                                 13
  THE SEPARATE ACCOUNT                                                        13
  THE FUNDS                                                                   13
  VOTING RIGHTS                                                               14
  SUBSTITUTION OF FUND SHARES                                                 14
  THE FIXED ACCOUNT                                                           15

CHARGES AND EXPENSES                                                          15

  CHARGE FOR SALES EXPENSES                                                   15
  CHARGE FOR TAXES ATTRIBUTABLE TO PREMIUMS                                   15
  CHARGE FOR PROCESSING PREMIUMS                                              16
  SURRENDER CHARGE                                                            16
  WITHDRAWAL/PARTIAL SURRENDER CHARGE                                         16
  LOAN CHARGES                                                                16
  REDUCTION OF CHARGES                                                        16
  CHARGE FOR THE COST OF INSURANCE                                            17
  MONTHLY DEDUCTIONS FROM THE CERTIFICATE FUND                                18
  DAILY DEDUCTION FROM THE SEPARATE ACCOUNT                                   19
  CHARGE FOR EXPENSES INCURRED BY THE FUNDS                                   19

GENERAL DESCRIPTION OF CONTRACTS                                              21

  THE GROUP CONTRACT                                                          21
  THE CERTIFICATE HOLDER                                                      21
  APPLICANT OWNER PROVISION                                                   21
  BENEFICIARY                                                                 22
  HOW PRUDENTIAL INSURANCE ISSUES CERTIFICATES                                22
  MAXIMUM AGE                                                                 22
  A "FREE LOOK" PERIOD                                                        23
  TRANSFERS                                                                   23
  CHANGING THE ALLOCATION OF FUTURE PREMIUM PAYMENTS                          23
  DOLLAR COST AVERAGING                                                       24
  TERMINATION OF A GROUP CONTRACTHOLDER'S PARTICIPATION                       24
  PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS                       25
  OPTIONS ON TERMINATION OF COVERAGE                                          25
  CONVERSION                                                                  25
  PAID-UP COVERAGE                                                            26
  PAYMENT OF CASH SURRENDER VALUE                                             26
  OTHER GENERAL CONTRACT PROVISIONS                                           26
    Assignment                                                                26
    Experience Credits                                                        27
    Suicide Exclusion                                                         27
    Incontestability                                                          27
    Misstatement of Age                                                       27
  ADDITIONAL INSURANCE BENEFITS                                               27
    Accelerated Death Benefit (sometimes referred to as Prudential
    Insurance's Living Benefit Option)                                        27
    Accidental Death And Dismemberment Benefit                                28
    Extended Death Protection During Total Disability (also referred to
    as Waiver of Cost of Insurance Charges/Premium)                           28
    Dependent Life Benefits                                                   28
    Seat Belt Coverage (also referred to as Accidental Motor Vehicle
    Death Coverage)                                                           28
  PROCEDURES                                                                  28
    Telephone and Electronic Transactions                                     28
    When Prudential Insurance Reconciles Financial Transactions               29
  WHEN PROCEEDS ARE PAID                                                      29

PREMIUMS                                                                      29

  ROUTINE PREMIUM PAYMENTS                                                    29
  ADDITIONAL PREMIUM PAYMENTS                                                 29
  HOW YOU WILL PAY PREMIUMS                                                   29
  DEDUCTING PREMIUMS FROM YOUR PAYCHECK                                       30
  EFFECT OF PREMIUM PAYMENTS ON TAX STATUS                                    30
  EFFECTIVE DATE OF INSURANCE                                                 30
  HOW PRUDENTIAL INSURANCE WILL DEPOSIT AND INVEST PREMIUM PAYMENTS           30

DEATH BENEFIT AND CONTRACT VALUES                                             31

  WHEN THE DEATH BENEFIT IS PAYABLE                                           31
  AMOUNT OF THE DEATH BENEFIT                                                 31
  ADJUSTMENT IN THE DEATH BENEFIT                                             31
  HOW YOUR BENEFICIARY MAY RECEIVE THE DEATH BENEFIT                          32
  MODES OF SETTLEMENT                                                         32
  CHANGES IN FACE AMOUNT OF INSURANCE                                         33
    Increases in the Face Amount                                              33
    Decreases in the Face Amount                                              34

SURRENDERS AND PARTIAL SURRENDERS/WITHDRAWALS                                 34

  FULL SURRENDERS                                                             34
  CASH SURRENDER VALUE                                                        35

  PARTIAL SURRENDERS/WITHDRAWALS                                              35

LOANS                                                                         36

LAPSE                                                                         37

  HOW YOU CAN STOP YOUR INSURANCE FROM LAPSING                                37

REINSTATEMENT                                                                 37

TAX TREATMENT OF CERTIFICATE BENEFITS                                         38

  TREATMENT AS LIFE INSURANCE AND INVESTOR CONTROL                            38
  PRE-DEATH DISTRIBUTIONS                                                     38
    Certificates Not Classified As Modified Endowment Contracts               38
    Modified Endowment Contracts                                              39
  TREATMENT AS GROUP TERM LIFE INSURANCE                                      39
  WITHHOLDING                                                                 39
  OTHER TAX CONSIDERATIONS                                                    39
  FEDERAL INCOME TAX STATUS OF AMOUNTS RECEIVED UNDER THE CERTIFICATE         40

  LEGAL PROCEEDINGS                                                           40
  FINANCIAL STATEMENTS                                                        43
  STATEMENT OF ADDITIONAL INFORMATION                                         43

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS                          44

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as "GVUL") contracts offered by The Prudential Insurance Company of America ("Prudential Insurance," "we," "our," or "us") for insurance programs that are sponsored by groups.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys (or owns) coverage under a Group Contract. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant. Certain Group Contracts may also permit a Participant to apply for separate insurance coverage for his or her qualified dependents.


We have tried to make this prospectus easy to understand. Still, the meaning of some terms is special because these terms describe concepts used mostly in insurance contracts. To help you understand what these terms mean, we added a Definitions Of Special Terms section on page 44.


The Prudential Variable Contract Account GI-2

The Group Contracts and Certificates provide life insurance protection with flexible premium payments, a choice of underlying variable investment options and a Fixed Account. The Death Benefit and Cash Surrender Value will change daily, depending on the performance of the investment options you select.

The Prudential Variable Contract Account GI-2 ("Separate Account") has 136 variable investment options, including The Prudential Series Fund, Inc. ("Series Fund"). We call each investment option a "Subaccount." We will invest the assets of each Subaccount in the Series Fund, or in the other mutual fund portfolios. When we refer to "Funds" in this prospectus, we mean all or any of these Subaccounts. We may use "Investment Option," "Subaccount" or "Fund" interchangeably when referring to a variable investment option.

We will permit each Group Contractholder to choose up to 20 of these Funds. The Series Fund Money Market Portfolio must be one of the selected Funds. Generally, half of the Funds selected by the Group Contractholder must be from the Series Fund. The Fixed Account is also available in addition to the 20 funds selected by a Group Contractholder. (The Fixed Account is an investment option for which Prudential Insurance guarantees that the effective annual interest rate will be at least 4%.)

You may then choose investment options from among the Funds selected by your Group Contractholder. You may also choose to invest in the Fixed Account. (The Fixed Account may also be referred to as an "investment option.") You may choose to make additional premium contributions and have those funds directed to the investment options you select. Once you select the investment options you want, Prudential Insurance will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account.

We describe the Funds chosen by your Group Contractholder briefly in the section called "The Funds" that appears in the Supplement for your Group. We will provide you with a prospectus for each Fund selected by your Group Contractholder. The Fund prospectuses provide detailed information about the objectives and policies for each Fund, as well as the risks of investing in each Fund.

You should read this prospectus carefully and keep it for future reference. This document will be followed by prospectuses for each of the funds that will be available to you under your group program. You may also request a copy of the Statement of Additional Information, which provides additional details about your coverage. For some Group Contracts, this prospectus will be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those group contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life insurance, and you should read them together.

                         SUMMARY OF CHARGES AND EXPENSES

Expenses Other Than Portfolio Expenses


The following tables describe the maximum fees and expenses that you may pay when buying, owning, and surrendering the Certificate. A detailed explanation of these fees and expenses can be found in the Charges and Expenses section beginning on page 15. The first table describes the maximum fees and expenses that you may pay at the time that you buy the Certificate, surrender the Certificate, or make transfers between investment options.



--------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Fees
--------------------------------------------------------------------------------------------------------------------------
Charge                                    When Charge is Deducted                  Maximum Amount Deducted*
--------------------------------------------------------------------------------------------------------------------------
Sales Charge Imposed on Premiums          This charge is deducted from each        3.5% of each premium payment.
(Charge for Sales Expenses)               premium when the premium is paid.
(Load)
--------------------------------------------------------------------------------------------------------------------------
Charge for Taxes Attributable to          This charge is deducted from each        Currently, the amount deducted ranges
Premiums(1)                               premium when the premium is paid.        from 1.92% to 2.60% of each premium
                                                                                   payment.
--------------------------------------------------------------------------------------------------------------------------
Processing Charge                         This charge is deducted from each        $2 from each premium payment.
                                          premium when the premium is paid.
--------------------------------------------------------------------------------------------------------------------------
Deferred Sales Charge (Load)              This charge is assessed on a full        The lesser of $20 or 2% of the amount
                                          Surrender of a Certificate.              surrendered.
--------------------------------------------------------------------------------------------------------------------------
Other Surrender Fees                      This charge is assessed on a             The lesser of $20 or 2% of the amount
                                          Withdrawal (Partial Surrender).          withdrawn.
--------------------------------------------------------------------------------------------------------------------------
Transfer Charges                          This charge is assessed when transfers   $20 per transfer after the twelfth.
                                          between investment options exceed 12
                                          in a Certificate Year.
--------------------------------------------------------------------------------------------------------------------------
Loan Transaction Charge                   This charge is assessed when a loan is   $20
                                          processed.
--------------------------------------------------------------------------------------------------------------------------
Loan Interest                             This charge is assessed annually.        The Loan Account crediting rate plus
                                                                                   2.0%.
--------------------------------------------------------------------------------------------------------------------------


*The current charge may be less

----------
(1) For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the maximum amount deducted is 2.60% of each premium payment. However, this maximum amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds' fees and expenses.


----------------------------------------------------------------------------------------------------------------------------
                                 Periodic Charges Other Than The Funds' Operating Expenses
----------------------------------------------------------------------------------------------------------------------------
Charge                                         When Charge is Deducted   Amount Deducted
----------------------------------------------------------------------------------------------------------------------------
*Cost of Insurance(2)                                                    Maximum - $83.33
                                                                         Minimum - $0.03**
                                               Deducted monthly.
        Charge for a Representative                                      Representative current charge - $0.11****
        Certificate Owner
----------------------------------------------------------------------------------------------------------------------------
*Additional Insurance Benefits(3):
----------------------------------------------------------------------------------------------------------------------------
        Spouse Term Insurance                                            Maximum - $16.31***
                                               Deducted monthly.         Minimum - $0.05***
                                                                         Representative current charge - $0.13****
----------------------------------------------------------------------------------------------------------------------------
        Child Term Insurance                                             Maximum - $0.12***
                                               Deducted monthly.         Minimum - $0.06***
                                                                         Representative current charge - $0.06****
----------------------------------------------------------------------------------------------------------------------------
        AD&D on employee's life                                          Maximum - $0.02***
                                               Deducted monthly.         Minimum - $0.02***
                                                                         Representative current charge - $0.02****
----------------------------------------------------------------------------------------------------------------------------
        AD&D on Spouse's life                                            Maximum - $0.032***
                                               Deducted monthly.         Minimum - $0.032***
                                                                         Representative current charge - $0.032****
----------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Fees                Deducted daily.           Maximum - 0.90% of the amount of assets in the
                                                                         variable investment options.
----------------------------------------------------------------------------------------------------------------------------
Charge for Administrative Expenses             Deducted monthly.         Maximum - $6.00
----------------------------------------------------------------------------------------------------------------------------



* The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.

** This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.

*** These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

**** The representative current charge for cost of insurance is a sample rate currently charged for a 45 year old non-smoking insured, who is an active employee. The representative current charges for Additional Insurance benefits are sample rates currently charged under existing client plans.


----------

(2) The Cost of Insurance ("COI") charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

(3) These benefits may not be available to some groups.

Deductions From Portfolios

The next table describes the Funds' fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by any of the Funds, expressed as a percentage of average assets during the year. More detail concerning each Fund's fees and expenses is contained in the Prospectus for each Fund.

-------------------------------------------------------------------------------
         Total Annual Fund Operation Expenses*           Minimum     Maximum
-------------------------------------------------------------------------------
Gross expenses deducted from the Fund's assets,
including management fees, distribution [and/or           0.37%       3.92%
service] (12b-1) fees, and other expenses
-------------------------------------------------------------------------------

*For 2002, the net fees of these funds ranged on an annual basis from 0.37% to 1.60% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time). For 2002, the Templeton Developing Markets Fund's gross annual expenses were 1.83% of fund assets. This fund has no expense reimbursements or waivers.

                   SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of Group Variable Universal Life Insurance Contract

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential Insurance to the group that sponsors the Group Variable Universal Life Insurance program. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a death benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. Although the value of your Certificate Fund will increase if there is favorable investment performance in the investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

Often, the group that sponsors the Group Variable Universal Life insurance program is an employer. Other groups, such as membership associations, may also sponsor programs.

The Group Contract states all the terms of the agreement between Prudential Insurance and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential Insurance will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the covered person's insurance is not in default and there is no Certificate Debt or withdrawal. See the Death Benefit section on page 8.


The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you selected. Prudential Insurance will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential Insurance deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You just have to make sure that there is enough money in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month's charges. If the balance in your Certificate Fund is not enough to pay any month's charges, you must make a premium payment that is enough to bring your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options you select.

Allocation of Premiums and Investment Choices


Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges), and for some Group Contracts, a processing charge and a sales charge. The remainder is your Net Premium, which is then invested in the investment options. (See the Charges and Expenses section on page 15).


You may choose investment options from among the Funds selected by your Group Contractholder. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time.


If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential Insurance guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential Insurance declares periodically. That rate will change from time to time, but it will never be lower than 4%. See The Fixed Account section on page 15.


Transfers


You may transfer amounts from one investment option to another - we do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year. We limit the number of times you may transfer amounts out of the Fixed Account to once a year, but we do not limit the number of transfers into the Fixed Account. See Transfers on page
9.


Dollar Cost Averaging


Dollar Cost Averaging ("DCA") lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. The minimum transfer amount is $100. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. See the Dollar Cost Averaging section on page 9.

Surrenders


You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. Under the terms of some Group Contracts, Prudential Insurance is permitted to also deduct a charge for the surrender. A surrender may have tax consequences. See the Surrenders and Partial Surrenders/Withdrawals section on page 35, and the Tax Treatment of Certificate Benefits section on page 38.


Withdrawals from the Certificate Fund


While your Certificate is in effect, you may withdraw part of the Certificate's Cash Surrender Value. You must withdraw at least $200 in any Withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges. Some Group Contracts may have a limit on the number of withdrawals you can make in a year. Some Group Contracts may impose a transaction charge for each withdrawal. A withdrawal may have tax consequences. See the Surrenders and Partial Surrenders/Withdrawals section on page 35, and the Tax Treatment of Certificate Benefits section on page 38.


Loans


You may borrow money from your Certificate Fund. The maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. The minimum amount you may borrow at any one time is $200. Under some Group Contracts, we may make a charge of up to $20 for each loan. Depending on the tax status of your Certificate, taking a loan may have tax consequences. There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan. See the Loans section on page 36, and the Tax Treatment of Certificate Benefits section on page 38.


Canceling Your Certificate


Generally, you may return your Certificate for a refund within 10 days after you receive it. This 10-day period is known as the "free look" period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. [However, if applicable law so requires, you will receive a refund on all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.] This refund amount will be further reduced by applicable federal and state income tax withholding. See the A "Free Look" Period section on page 23.


                             SUMMARY OF CONTRACT RISKS

Contract Values Are Not Guaranteed

Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. For example, life insurance could play an important role in helping you to meet the future costs of a child's education. The Certificate's Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, or if you do not pay sufficient premiums, your Certificate may lapse or you may not accumulate the funds you need. Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences. See the Tax Treatment of Certificate Benefits section on page 38.


This insurance is designed to provide benefits on a long-term basis. Consequently, you should not purchase the insurance as a short-term investment vehicle. Because of the long-term nature of the insurance, you should consider whether purchasing the insurance is consistent with the purpose for which it is being considered.

Contract Lapse


Each month we determine the value of your Certificate Fund. If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will "lapse"). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, we will notify you of the payment you need to make to prevent your insurance from terminating. We must receive your payment by the later of 61 days after the Monthly Deduction Date, or 30 days after we mailed you the notice. If you do not make the payment, your Certificate will end and have no value. See the Lapse and Reinstatement sections on page 37. If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result. See the Tax Treatment of Certificate Benefits section on page 38.


Risks of Taking Withdrawals

You may withdraw part of your Certificate's Cash Surrender Value, so long as the amount withdrawn exceeds $200. However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges. Some Group Contracts have a limit on the number of partial withdrawals you can make in a year, and some Group Contracts may impose a transaction charge (the lesser of $20 or 2% of the amount withdrawn).


You may not repay any amount that you withdraw from the Certificate's Cash Surrender Value, so withdrawals will reduce the amount of your death benefit. Withdrawal of the Cash Surrender Value may have tax consequences. See the Tax Treatment of Certificate Benefits section on page 38.


Risks of Taking a Loan


Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Tax Treatment of Certificate Benefits section on page 38.


Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Tax Treatment of Certificate Benefits section on page 38.


Replacing Your Life Insurance

You should know that, most times, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy. In that way, you don't lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax adviser.

                 RISK / BENEFIT SUMMARY: PORTFOLIO COMPANY RISKS


You may choose to invest your Certificate's premiums and its earnings in one or more of the available variable investment options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See The Funds section on page 13 and The Fixed Account section on page 15.


Risks Associated with the Variable Investment Options

Each subaccount invests in the shares of an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company (each a "Fund"). Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own investment objective and policies, which are described in the accompanying Fund Prospectuses for the Portfolios. The income, gains and losses of one Fund generally have no effect on the investment performance of any other.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which the subaccounts invest. You bear the investment risk that the Funds may not meet their investment objectives. For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund's current prospectus.

Learn More About the Funds

Before allocating amounts to the variable investment options, you should read the Funds' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

      GENERAL DESCRIPTION OF REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The contracts and certificates are issued by The Prudential Insurance Company of America ("Prudential Insurance" or the "Company"), a New Jersey stock life insurance company that has been doing business since 1875. Prudential Insurance is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential Insurance. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential Insurance may owe under the contracts.

Prudential Insurance is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential Insurance's consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential Insurance's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential Insurance and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Separate Account

The Separate Account was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a "separate account" under the federal securities laws. The Separate Account holds assets that are segregated from all of Prudential Insurance's other assets.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential Insurance. Prudential Insurance is also the legal owner of the assets in the Separate Account. Prudential Insurance will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. In addition to these assets, the Separate Account's assets may include funds contributed by Prudential Insurance to commence operation of the Separate Account and may include accumulations of the charges Prudential Insurance makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential Insurance's general account. Before making any such transfer, Prudential Insurance will consider any possible adverse impact the transfer might have on the Separate Account.

Income, gains and losses related to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of Prudential Insurance's other assets. These assets may not be charged with liabilities which arise from any other business Prudential Insurance conducts.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential Insurance. There are currently 136 Subaccounts within the Separate Account, each of which invests in a corresponding Fund. Prudential Insurance reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

The Funds

There are currently 136 variable investment options offered under Group Variable Universal Life. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the subaccount. Prudential Insurance may add additional variable investment options in the future.

A list of the Funds offered, their respective charges, and their investment advisers, can be found in the Group Variable Universal Life Prospectus Supplement (the "Supplement").
A complete description of the Funds, their objectives and investment strategies can be found in the respective Fund prospectuses, which can be obtained by calling our Customer Service Center at 1-800-562-9874. You should read the Fund prospectuses before you decide to allocate assets to a variable investment option. There is no assurance that the investment objectives of the portfolios will be met.

Voting Rights

Prudential Insurance is the legal owner of these shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under the federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential Insurance. If the federal securities laws change so that Prudential Insurance is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by the federal securities laws. Here's how we will determine the number of Fund shares and votes for which you may give instructions:

      o To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

      o The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We will give you the proper forms and proxies to give your instructions. We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances. We may disregard instructions if: (1) the instructions would require shares to be voted in a way that would cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or (2) the instruction would approve or disapprove an investment advisory contract for a Fund. Also, Prudential Insurance itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that Prudential Insurance reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential Insurance does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Fund Shares

If Prudential Insurance's management thinks that an available portfolio of the Funds becomes unsuitable for investment by Participants, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes or considerations, the unavailability of shares for investment or other reasons, including our discretion. Before Prudential Insurance can substitute shares, the SEC, and possibly one or more state insurance departments, must approve the substitution. We would notify Group Contractholders and Participants in advance if we were to make such a substitution.

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential Insurance's general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential Insurance other than those in the Separate Account and other separate accounts that have been or may be established by Prudential Insurance. Subject to applicable law, Prudential Insurance has sole discretion over the investment of the general account assets, and Certificate owners do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential Insurance declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential Insurance may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some Group Contracts, Prudential Insurance may determine interest rates based on the contract year we receive the premium payments.

Because of exemptive and exclusionary provisions, Prudential Insurance has not registered the Fixed Account or the general account under the federal securities laws. Prudential Insurance has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures concerning the Fixed Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy of statements made in a prospectus.


We strictly limit your right to make transfers out of the Fixed Account. See the Transfers section on page 9. Prudential Insurance has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to 6 months. See the When Proceeds Are Paid section on page 29.


                              CHARGES AND EXPENSES

We deduct certain charges from each premium payment that you make and from the amounts that are held in each investment option. These charges compensate us for insurance costs, risks and expenses. For a Certificate that is in effect, Prudential Insurance reserves the right to increase the charges that we currently make, but we currently have no intention to do so. We will not, in any case, increase charges above the maximum charges described below. You should refer to your Certificate and to the Supplement applicable to your Group to learn what charges apply to you.

Charge For Sales Expenses


We may deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. These costs include commissions, advertising, and publishing prospectuses and sales literature. The maximum sales charge is 3.5% of each premium payment. We will deduct the charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain Group Contracts. See the Reduction Of Charges section on page 16.


Charge For Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently made up of two parts:

      o The first part is for state and local premium taxes. Currently, it ranges from 1.57% to 2.25% of the premium Prudential Insurance receives. This is Prudential Insurance's estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and currently; generally range from 1.57% to 2.25%. (In some states, this charge is called a premium-based administrative charge.)

      o The second part is for the federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential Insurance. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code. This charge is intended to recover this increased tax.

We will deduct these charges from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Separate Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Charge For Processing Premiums


We may deduct up to $2 to cover the costs of collecting and processing premiums. We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain Group Contracts. See the Reduction Of Charges section on page 16.


Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, your insurance coverage will end. Prudential Insurance will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in good order. Under certain Group Contracts, Prudential Insurance may charge a transaction charge for the surrender of a Certificate. This charge may be up to the lesser of $20 or 2% of the amount that you receive.

Withdrawal/Partial Surrender Charge

Under some Group Contracts, a transaction charge may be imposed for each withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw.

Loan Charges

Under certain Group Contracts, Prudential Insurance may charge up to $20 for each loan. The charge will be added to the principal amount of your loan.

Reduction of Charges

Prudential Insurance may reduce or waive the charge for sales expenses, the charge for processing premiums, or other charges under certain Group Contracts where we expect that the Group Contract will involve reduced sales or administrative expenses. In deciding whether to reduce such charges, and by how much, we consider the following factors:

      o     The size of the group;

      o     The total amount of premium payments we expect to receive;

      o     How long Participants will hold their Certificates;

      o The purpose for which the Group Contractholder bought the Group Contract and whether that purpose makes it likely that expenses will go down; and

      o Any other circumstances Prudential Insurance believes to be relevant in determining whether sales or administrative expenses will go down.

In some cases, we may guarantee the reduction or waivers of charges in the Group Contract. In other cases, we may decide to discontinue the reductions or waivers. Prudential Insurance's reductions and waivers of charges will not be unfairly discriminatory to the interests of any individual Participants.

Charge For The Cost Of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a "COI" charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

            - your Certificate's "net amount at risk" by

            - the "cost of insurance rate" for the Covered Person.

"Net amount at risk" means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The "cost of insurance rate" is based on many factors, including:

      o     the Covered Person's age;

      o the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

      o     the life expectancy of the people covered under your Group Contract;


      o whether the Group Contractholder elected to buy any of the additional insurance benefits shown in the Additional Insurance Benefits section on page 27;


      o     whether or not the Certificate is provided on a Portable basis; and

      o     the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. The cost of insurance charges are generally lower than the 1980 CSO Table.

We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contractholder are based on many factors, including:

      o     The number of Certificates in effect;

      o     The number of new Certificates issued;

      o     The number of Certificates surrendered or becoming Portable;

      o The expected claims (death benefits, accelerated death benefits and surrenders);

      o The expected cost of any additional insurance benefits that the Group Contractholder elected to buy;

      o     The expected expenses; and

      o     The level of administrative services provided to the Group
            Contractholder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are prohibited by state insurance law from recovering past losses.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class and group. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates may be up to 150% of the 1980 CSO Table. The guaranteed rates are based on many factors, including:

      o     guaranteed issue procedures, if any;

      o simplified underwriting that may not require a medical exam, blood tests or urine tests;

      o     groups with substandard risks characteristics; and

      o the expected maximum cost of any additional insurance benefits that the Group Contractholder elected to buy.

Generally, we will deduct the COI charge on the Monthly Deduction Date. Under some Group Contracts, we may deduct the charge when we receive the premium payments from the Group Contractholder. But generally, we will deduct them within 45 days of the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $42, and applies to insureds above age 95 under certain group insurance contracts. The lowest rate per thousand is $.03, and applies to insureds under age 30 under certain group insurance contracts.


The following table provides sample per thousand charges:

-----------------------------------------------
   Insured's   Monthly Cost of Insurance Rate
     Age                  per $1000
-----------------------------------------------
     35                    $.08
-----------------------------------------------
     45                    $.165
-----------------------------------------------
     55                    $.42
-----------------------------------------------
     65                   $1.155
-----------------------------------------------


The actual rates charged will vary by characteristics of the group, expected claims, the expected expenses, and other factors.

Monthly Deductions From The Certificate Fund

In addition to the Cost of Insurance Charge described on page 17, Prudential Insurance will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date. Under some Group Contracts, we may deduct them when we receive the premium payments from the Group Contractholder. But generally, we will deduct them within 45 days of the Monthly Deduction Date.


1. Charge For Additional Insurance Benefits: The Additional Insurance Benefits section on page 27 tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Contractholder elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.


      Accelerated Death Benefit: There is no additional charge for this benefit.

      Spouse Term Insurance: The highest rate per thousand currently charged for this benefit is $16.31, and applies to spouses age 95 and over. The lowest rate per thousand currently charged for this benefit is $.05, and applies to spouses under age 30. The following table provides sample per thousand charges:


------------------------------------
                  Monthly Rate per
 Insured's Age         $1000
------------------------------------
      35               $.076
------------------------------------
      45               $.128
------------------------------------
      55               $.364
------------------------------------
      65              $1.074
------------------------------------

      Some group contracts offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage. A sample monthly rate under this arrangement is $2.00 for $5,000 of spouse term coverage and $5,000 child term coverage.

      Child term insurance: The highest rate per thousand currently charged for this benefit is $.12. The lowest rate per thousand currently charged for this benefit is $.06. Generally, the same rate is payable at all ages for a given group of insureds.

      Some group contracts offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage. A sample monthly rate under this arrangement is $2.00 for $5,000 of spouse term coverage and $5,000 child term coverage.

      AD&D on the employee's life: A sample rate per thousand currently charged for this coverage is $.02. Generally, one rate is payable at all ages for a given group of insureds.

      AD&D on the spouse's life: A sample rate per thousand currently charged for this coverage is $.032. Generally, one rate is payable at all ages for a given group of insureds.

2. Charge For Administrative Expenses: We may deduct a charge for administrative expenses. This charge is intended to compensate us for things such as maintaining records and for communicating with Participants and Group Contractholders. This charge may be higher when premium payments are made directly to Prudential Insurance. The charge is guaranteed not to be more than $6 per month and currently is not more than $5.50 per month. We may reduce or eliminate this charge under certain Group Contracts. See the Reduction Of Charges section on page 16.

Daily Deduction From The Separate Account

Each day, Prudential Insurance deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%. Currently, we charge 0.45%. This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The "mortality risk" assumed is the risk that Covered Persons may live for shorter periods of time than Prudential Insurance estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential Insurance estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Charge for Expenses Incurred By The Funds

Participants indirectly bear the charges and expenses of the Funds they select. To find out details about the management fees and other underlying Fund expenses, you should see The Funds section in the accompanying Supplement for your Group. You should also read the prospectuses of the Funds.

This chart summarizes the charges that may be made:

--------------------------------------------------------------------------------
You Make A Premium Payment.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Then, Prudential Insurance Deducts These Charges:

o A Charge For Taxes Attributable To Premiums. Currently, this charge ranges from 1.92% to 2.60%. We reserve the right to increase this charge if the cost of our taxes related to premium payments increases. (In some states, this charge is known as a premium-based administrative charge.)

o A Processing Charge of up to $2. (Under some Group Contracts, this charge is waived.)

o A Sales Charge of up to 3.5%. (Under some Group Contracts, this charge is waived.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Remainder Is Your Net Premium

This is the amount that you can invest in one or more of the investment options selected by your Group Contractholder.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Daily Charges

After your Net Premium is directed to your investment option(s), Prudential Insurance deducts These DAILY CHARGES from the Subaccounts (but not from the Fixed Account):

      o A Daily Charge for mortality and expense risks. This charge is deducted from the assets of the Subaccount(s) that correspond to the Fund(s) you selected. Currently, this charge is equivalent to an effective annual rate of 0.45%. Prudential Insurance guarantees that this charge will not be more than an effective annual rate of 0.90%.

      o A Daily Charge for expenses incurred by the Funds. These charges are deducted from the assets of the Fund(s) you selected. The Funds set these charges.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Monthly Charges

Prudential Insurance deducts these charges from your Certificate Fund each month:

      o A Charge For Administrative Expenses. Currently, this charge may be up to $5.50 per month. Prudential Insurance guarantees that it will not be more than $6 per month.

      o     A Charge For The Cost Of Insurance.

      o A Charge For Any Additional Insurance Benefits not already included in the charge for the cost of insurance.

Under some Group Contracts, Prudential Insurance may deduct these charges more or less frequently.
--------------------------------------------------------------------------------

Transaction Charges

      Some Group Contracts may also permit Prudential Insurance to make the following Transaction Charges:

            o     When you use the Dollar Cost Averaging feature;

            o When you ask Prudential Insurance to reallocate the way your premium payments will be invested;

            o When you Surrender your Certificate Fund or when you make a Withdrawal from it. The charge can be up to $20 or 2% of the amount you surrender or withdraw, whichever amount is less;

            o Each time you take a Loan from your Certificate Fund. The charge may be up to $20; and

            o When you request more that 12 transfers between investment options in a Certificate Year. The charge may be up to $20 for each transfer after the 12th one.

      Also, Prudential Insurance has the right to make a charge for any taxes that may be imposed on the operations of the Separate Account.

                        GENERAL DESCRIPTION OF CONTRACTS

The Group Contract

The Group Variable Universal Life insurance contract is issued by Prudential Insurance to the group that sponsors the Group Variable Universal Life Insurance program. Often, the group that sponsors a program is an employer. Other groups, such as membership associations, may also sponsor programs.

The Group Contract states all the terms of the agreement between Prudential Insurance and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life insurance. The Group Contract also states whether or not Eligible Group Members may also buy coverage for their dependents.

The Certificate Holder

We will give a Certificate to each Eligible Group Member who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

Applicant Owner Provision

Some Group Contracts have an "applicant owner" provision. An "applicant owner" is a person who may apply for coverage on the life of an Eligible Group Member. And, as with an assignment, if a Participant agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus also apply to an applicant owner.

When naming an applicant owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. At any one time, only one person may be an "applicant owner" under a Certificate.

An "applicant owner" must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential Insurance may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the applicant owner.

However, states may require that the certificate be initially issued to the insured/employee. In those cases, the three year rule contained in Internal Revenue Code section 2035 may apply. You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured/employee.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential Insurance requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

How Prudential Insurance Issues Certificates

To apply for coverage under a Group Variable Universal Life insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential Insurance may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential Insurance approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, some Group Contracts allow an Eligible Group Member to also apply for coverage on his or her spouse's life. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term "Participant" or "you," we mean the person who owns those rights. When we use the term "Covered Person," we mean the person whose life is covered.

Prudential Insurance will issue a Certificate to each Participant, and we will issue a separate Certificate for spouse coverage. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

The Eligible Group Member is usually the Participant. But, under some Group Contracts, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant.

Maximum Age

Generally, Prudential Insurance will not issue Certificates for a person who is older than age 74. And, Prudential Insurance will generally end a Participant's coverage at the maximum age shown in the Certificate (usually, that is age 100).


If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the Tax Treatment of Certificate Benefits section on page 38.


A "Free Look" Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the "free look" period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential Insurance.

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 20 days after the Certificate Date, your premium payments will be invested in the Fixed Account (or, under some Group Contracts, in the Series Fund Money Market Portfolio). Prudential Insurance reserves the right to limit contributions and transactions during the free look period.

Transfers

You may transfer amounts from one investment option to another. We do not limit the number of transfers between variable investment options. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

      o The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

      o The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

      o We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

      o     We do not limit the number of transfers into the Fixed Account.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential Insurance (or Prudential Insurance's designee) on the form we require you to use for this purpose. Prudential Insurance will give you a form to request a transfer. The form can be obtained by calling our Customer Service Center toll free at 1-800-562-9874.

If you make more than twelve transfers in a Certificate Year, Prudential Insurance may charge up to $20 for each transfer after the twelfth. Group Variable Universal Life Insurance was not designed for professional market timing organizations or for other organizations or persons that use programmed, large or frequent transfers. We will discourage a pattern of exchanges that coincides with a "market timing" strategy, since it may be disruptive to the Separate Account and the Funds. If we were to find such a pattern, we might modify the transfer procedures, including not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Certificate owner.

Changing the Allocation of Future Premium Payments

You may ask Prudential Insurance to change the way your future premium payments will be allocated among the investment options. Prudential Insurance will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in good order. The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.


You may not change the way Prudential Insurance allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month's charges. See the Lapse section on page 37.


We do not currently charge for changing the allocation of your future premiums. But, we may charge for it in the future.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging ("DCA"). Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential Insurance will give you a form to request DCA. If we receive your request form in good order, we will start DCA processing during the next month. We will terminate the DCA arrangement when any of the following events occurs:

      o     We have completed the designated number of transfers;

      o The amount you have invested in the Series Fund Money Market Portfolio is not enough to complete the next transfer;

      o Prudential Insurance receives your written request to end the DCA arrangement; or

      o You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

Termination of a Group Contractholder's Participation

The Group Contractholder may decide to terminate the Group Contract with Prudential Insurance, by giving Prudential Insurance 90 days' written notice.

In addition, Prudential Insurance may terminate a Group Contract:

      o If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contractholder 90 days' written notice; or

      o If the Group Contractholder fails to remit premium payments to Prudential Insurance in a timely way, at the end of the grace period.

Termination of the Group Contract means that the Group Contractholder will not remit premiums to Prudential Insurance. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the Options On Termination Of Coverage section on page 25. The options that are available to you from Prudential Insurance may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

Each Group Contract has different rules for what happens when a Participant is no longer an Eligible Group Member.

Under some Group Contracts, Participants may be able to continue insurance coverage even though they are no longer an Eligible Group Member. This is called Portable Coverage. With Portable Coverage, you will start to make premium payments directly to Prudential Insurance (or to Prudential Mutual Fund Services, Inc.). We will start to send premium reminders directly to you. We will let you know about this change in the way premiums are paid within 61 days after you are no longer eligible under the Group Contract. We might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. The notice that we send you will also tell you what the charges and expenses are for Portable Coverage. See also the Charges and Expenses section on page 15. Charges and expenses for Portable Coverage may be higher than those you paid while you were still an Eligible Group Member. But the charges and expenses will not be higher than the maximums described in this prospectus. Prudential Insurance may require that you keep a specified minimum amount in your Certificate Fund to continue as a Portable Certificate holder.

Under other Group Contracts, Participants will not be able to continue insurance coverage when no longer an Eligible Group Member. Those Participants have the options of Conversion, Paid-up Coverage or payment of Cash Surrender Value. See the Options On Termination Of Coverage section below.

Options On Termination Of Coverage

If you elect to terminate your coverage, you will have the following options:
Paid-up Coverage and Payment of Cash Surrender Value. These options are described below.

If the Group Contract ends, the effect on Participants depends on whether or not the Group Contractholder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

      o If the Group Contractholder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential Insurance will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

      o If the Group Contractholder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options listed below. Under some Group Contracts, you may also have the option of continuing your insurance coverage on a Portable basis. Prudential Insurance might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. You should read your Certificate to find out what rules and limits apply when you want to continue your insurance on a Portable basis.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential Insurance evidence that the Covered Person is in good health, if your Certificate has been in force for at least 5 years (under some Group Contracts, the requirement may be less than 5 years). To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance) that Prudential Insurance normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your Certificate ended because you are no longer an Eligible Group Member, you may not convert more than the Face Amount of your Certificate. If your Certificate ended because the Group Contract ended, the amount you are able to convert may, depending on the state law that applies, be limited to the lesser of:

      o     $10,000; or

      o the Face Amount of your Certificate minus the amount of any group insurance that you become eligible for within 45 days after your Certificate ends.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value to buy Paid-up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day your Certificate ends. The insurance amount will depend on how much the Cash Surrender Value is and on the age of the Covered Person. But, the amount of Paid-up Coverage cannot be more than your Certificate's Death Benefit right before you buy the Paid-up Coverage.

You may elect this option within 61 days of the date your Certificate ended. Prudential Insurance will make the Paid-up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Tax Treatment of Certificate Benefits section on page 38.

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential Insurance on the form that we require you to use for this purpose.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

Other General Contract Provisions

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

Prudential Insurance will honor the assignment only if:

      o     You make the assignment in writing; and
      o     You sign it; and
      o Prudential Insurance receives a copy of the assignment at the Prudential Insurance office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.

Experience Credits

The Group Contract is eligible to receive Experience Credits. But, we have set the premium rates in such a way that we will not generally pay an experience credit. If there is an Experience Credit, Prudential Insurance will pay it to the Group Contractholder.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date, Prudential Insurance will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential Insurance will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age

If the Covered Person's age is stated incorrectly in the Certificate, we will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law.

Additional Insurance Benefits

One or more of the following additional insurance benefits may be available to you. These benefits may be provided to all Participants under a Group Contract. Or, the Group Contract may require you to pay an additional charge to receive the benefits. Each Group Contract will have different rules about how the additional benefits are made available. You should refer to the Group Contract and your Certificate to find out what additional insurance benefits are available to you.

Accelerated Death Benefit (sometimes referred to as Prudential Insurance's Living Benefit Option)

Under an accelerated death benefit, you can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 12 months or less (under some Group Contracts, the number of months might be higher or lower). You must give Prudential Insurance satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund. If you elect to receive payment under the Accelerated Death Benefit option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated death benefit if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated death benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated death benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Death Benefit to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Death Benefit, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated death benefit is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death And Dismemberment Benefit

An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate and the Group Contract to learn the details of any benefit that may be available to you.

Extended Death Protection During Total Disability (also referred to as Waiver of Cost of Insurance Charges/Premium)

An extended death benefit provides protection during your total disability. Under this provision, even if your insurance would have ended because of your total disability, Prudential Insurance will extend your insurance coverage if you become totally disabled prior to age 60. We will extend your insurance coverage for successive one-year periods, generally until age 65. You must provide satisfactory proof of continued total disability.

Dependent Life Benefits

Dependent life benefits provide insurance on the life of a qualified dependent. You should refer to your Certificate and the Group Contract to learn the details of any benefit that may be available to you.

Seat Belt Coverage (also referred to as Accidental Motor Vehicle Death Coverage)

Seat belt coverage provides a death benefit for the loss of life while driving or riding in a motor vehicle while wearing a seat belt. "Motor vehicle" means a private automobile, van, four-wheel drive vehicle, self-propelled motor home and truck. It does not mean a motor vehicle used for farming, military, business, racing, or any other type of competitive speed event. Your Certificate lists the exclusions that apply.

Procedures

Each Group Contract has different procedures for how you will conduct transactions under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, take loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your Group Contractholder can tell you what those procedures are.

Under some Group Contracts, Participants will be required to make transactions through the Group Contractholder. Under other Group Contracts, Participants will be required to deal directly with Prudential Insurance. Either way, Prudential Insurance will consider enrollment forms, payments, orders and other documents to be "received" when Prudential Insurance receives them in good order.

Telephone and Electronic Transactions

Under some Group Contracts, you may be able to perform some transactions by telephone or electronically. These transactions include: transferring amounts among available investment options, making surrenders and partial withdrawals, and requesting loans.

Prudential Insurance will not be liable when we follow instructions that we receive by telephone or electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete a telephone or electronic transaction during peak periods such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Insurance Reconciles Financial Transactions


Transactions received in good order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in good order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day.


When Proceeds Are Paid

Prudential Insurance will generally pay any Death Benefit, Cash Surrender Value, partial withdrawal or loan proceeds within 7 days after we receive the request for payment at the office specified in our request form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in good order. There are certain circumstances when we may delay payment of proceeds:

      o We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists;

      o We expect to pay proceeds that come from the Fixed Account or from Paid-up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).

                                     PREMIUMS

Routine Premium Payments


You will usually be able to decide how often to make premium payments and how much each premium payment will be. You just have to make sure that there is enough money in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is not enough to pay any month's charges, you must make a premium payment that is enough to bring your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end. See the Lapse section on page 37 to learn how your insurance will end and what you can do to stop it from ending.

Under some Group Contracts, you may also be required to pay a minimum initial premium to become a Participant. The minimum initial premium will vary for each Group Contract, but it will not be more than 50% of the Guideline Annual Premium. We define Guideline Annual Premium in the Definitions Of Special Terms section on page 44.


Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential Insurance reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums


Your Group Contractholder sets up the premium payment method. Some Participants will make payments through the Group Contractholder (who will pass them on to us). Other Participants will pay us directly. Monthly charges may be higher when premium payments are made directly to Prudential Insurance. See the Charges and Expenses section on page 15.


Deducting Premiums From Your Paycheck

Some Group Contractholders might set up a way for you to make routine premium payments by deducting them from your paycheck. Each Group Contractholder's rules for paycheck deduction will be different and some may require your premium payment to meet a minimum before the automatic deduction will be allowed. If that's the case, you may still make premium payments below the minimum directly to Prudential Insurance.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Tax Treatment of Certificate Benefits section on page 38.


Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential Insurance approves your completed enrollment form. If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month. If we receive your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

How Prudential Insurance Will Deposit And Invest Premium Payments


Prudential Insurance will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium." See the Charges and Expenses section on page 15.


Here's how Prudential Insurance will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential Insurance receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

      o BEFORE THE CERTIFICATE DATE. Prudential Insurance will hold any premium payment that it receives before the Certificate Date in a non-interest bearing account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

      o DURING THE FIRST 20 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 20 days in the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 20 days. After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected. (Under some Group Contracts, we would use the Series Fund Money Market Portfolio instead of the Fixed Account.)

      o AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 20 DAYS. After your Certificate has been in effect for 20 days, Prudential Insurance will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

            If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information. (Again, under some Group Contracts, we would use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

                        DEATH BENEFIT AND CONTRACT VALUES

When The Death Benefit Is Payable

Prudential Insurance will pay a Death Benefit to the beneficiary you have named, when the Covered Person dies.

Amount Of The Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the covered person's insurance is not in default and there is no Certificate Debt or withdrawal.

Adjustment In The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we would use one of two methods to increase the Death Benefit, increasing your cost of insurance. Each Group Contract will use one method or the other.

Under the first method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age:

--------------------------------------------------------------------------------
  COVERED PERSON'S          CORRIDOR         COVERED PERSON'S         CORRIDOR
    ATTAINED AGE           PERCENTAGE          ATTAINED AGE          PERCENTAGE
--------------------------------------------------------------------------------
        0-40                  250                   60                  130
         41                   243                   61                  128
         42                   236                   62                  126
         43                   229                   63                  124
         44                   222                   64                  122
         ---                  ---                  ---                  ---
         45                   215                   65                  120
         46                   209                   66                  119
         47                   203                   67                  118
         48                   197                   68                  117
         49                   191                   69                  116
         ---                  ---                  ---                  ---
         50                   185                   70                  115
         51                   178                   71                  113
         52                   171                   72                  111
         53                   164                   73                  107
         54                   157                   74                  107
         ---                  ---                  ---                  ---
         55                   150                   75                  105
         56                   146                   76                  105
         57                   142                   77                  105
         58                   138                   78                  105
         59                   134                   79                  105
--------------------------------------------------------------------------------
         ---                  ---                  ---                  ---
         80                   105                   90                  105
         81                   105                   91                  104
         82                   105                   92                  103
         83                   105                   93                  102
         84                   105                   94                  101
         ---                  ---                  ---                  ---
         85                   105                   95                  100
         86                   105                   96                  100
         87                   105                   97                  100
         88                   105                   98                  100
         89                   105                   99                  100
--------------------------------------------------------------------------------

Under the second method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the "Net Single Premium" per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the "Net Single Premium" on the 1980 CSO Table.

How Your Beneficiary May Receive The Death Benefit

Your beneficiary may receive the Death Benefit in the following ways:

PRUDENTIAL'S ALLIANCE ACCOUNT(4). The Alliance Account is an interest-bearing account that holds the Death Benefit while your beneficiary takes time to consider other options. Your beneficiary has complete ownership of funds held in the Alliance Account, and may draw on all or part of the funds by writing a draft. Interest earnings in the Alliance Account are compounded daily and credited monthly. Your beneficiary can transfer proceeds from the Alliance Account to other modes of settlement at any time. Proceeds in the Alliance Account are part of Prudential Insurance's general account. If your beneficiary does not want the money to go to the Alliance Account, he or she can ask Prudential Insurance to issue a check instead.


      o OTHER OPTIONS. Your beneficiary can arrange with Prudential Insurance for the Death Benefit to be paid in a different way (known as "modes of settlement"), if the Death Benefit is $1,000 or more. (You can also elect a different mode of settlement for your beneficiary while you are living).

Modes of Settlement

Prudential Insurance makes the following "modes of settlement" available:

      Option 1: Payments for a Fixed Period

            The Death Benefit plus interest is paid over a fixed number of years (1-25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected.

            The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that your beneficiary will receive. Your beneficiary may withdraw the total present value of payments not yet made at any time.

      Option 2: Payment in Installments for Life

            The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential Insurance has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates.

      Option 3: Interest Income

            The Death Benefit remains with Prudential Insurance and earns interest. This option allows you or your beneficiary to leave the Death Benefit with Prudential Insurance and choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time. The interest income may be received monthly, quarterly, semi-annually or annually.

            The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that you or your beneficiary will receive.

      Option 4: Payments of a Fixed Amount

            You or your beneficiary receives a guaranteed specified sum for a limited number of years. This guaranteed specified sum represents a return of the principal (Death Benefit) and interest paid over the selected number of years. The payment may be received monthly, quarterly, semi-annually, or annually.


----------
(4) Prudential's Alliance Account is a registered trademark of The Prudential Insurance Company of America. Prudential Securities Incorporated is the Administrator of the Prudential Alliance Account, a contractual obligation of The Prudential Insurance Company of America, located at 751 Broad Street, Newark, NJ 07102-3777. Alliance Account balances are not insured by the Federal Deposit Insurance Corporation (FDIC). Check clearing and processing support are provided by Bank One. Prudential Securities and The Prudential Insurance Company of America are Prudential Financial companies.

            The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that you or your beneficiary will receive. Any interest credited will be used to extend the payment period.

Under each of the above options, each payment must generally be at least $20.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax adviser.

Changes in Face Amount of Insurance

The rules for changing the Face Amount of insurance will be different for each Group Contract, depending on the options selected by the Group Contractholder and on Prudential Insurance's rules.

The Face Amount of insurance may increase or decrease. The increase or decrease may happen automatically, or when you ask. Here are some general statements about changes in your Face Amount of insurance. But you should read your Certificate to learn how changes work in your case.

Increases in the Face Amount

      o Some Group Contracts allow Participants to ask for an increase in the Face Amount of insurance at certain times.

      o Some Group Contracts provide for automatic increases in the Face Amount of insurance when a Participant's salary increases. Some Group Contracts may not allow increases at all.

      o Whenever the Face Amount of insurance increases, Prudential Insurance may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential Insurance may not allow the increase.

      o An increase in the Face Amount will result in higher monthly insurance charges because the net amount at risk will increase.

Decreases in the Face Amount

      o Some Group Contracts allow Participants to decrease the Face Amount of insurance at certain times.

      o A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

      o Some Group Contracts provide for automatic decreases in the Face Amount of insurance when a Participant's salary decreases.

      o Some Group Contracts allow Prudential Insurance to automatically decrease the Face Amount when certain "triggering events" occur. "Triggering events" are events like reaching a certain age, retiring, or having a Certificate in effect for a certain number of years.

Generally, Prudential Insurance will make the automatic decrease at the later of retirement, and the tenth Certificate Anniversary. We will calculate the amount of the reduction at the end of the first Business Day on or after the triggering event or receipt of your instructions to decrease the Face Amount. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the Tax Treatment of Certificate Benefits section on page 38. You should consult your tax adviser before you change the Face Amount of your insurance.


                  SURRENDERS AND PARTIAL SURRENDERS/WITHDRAWALS

Full Surrenders

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential Insurance will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in good order.

We will pay the proceeds as described in the When Proceeds Are Paid section on page 29. Under certain Group Contracts, Prudential Insurance may charge a transaction charge for the surrender of up to the lesser of $20 or 2% of the amount that you receive. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.


A surrender may have tax consequences. See the Tax Treatment Of Certificate Benefits section on page 38.


Cash Surrender Value


The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges, and any transaction charge that may apply. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account. See the Loans section on page 36.


The Cash Surrender Value will change daily to reflect:

      o     Net Premiums;

      o     Withdrawals;

      o     Increases or decreases in the value of the Funds you selected;

      o Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

      o     Interest accrued on any loan;

      o The daily asset charge for mortality and expense risks assessed against the variable investment options; and

      o Monthly charges that Prudential Insurance deducts from your Certificate Fund.

If you ask, we (or our designee) will tell you what the Cash Surrender Value of your Certificate is. Prudential Insurance does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to go down to zero.

Partial Surrenders/Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value ("Withdrawal" or "Partial Surrender"). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Partial surrenders/withdrawals will be effective as of the end of the Business Day on which we receive your request form. We will pay you in good order the withdrawn money as described in the When Proceeds Are Paid section on page 29. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.


You must withdraw at least $200 in any partial withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

Some Group Contracts may impose a transaction charge for each partial withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw. Some Group Contracts may have a limit on the number of partial withdrawals you can make in a year. A partial withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw. Withdrawals may have tax consequences. See the Tax Treatment Of Certificate Benefits section on page 38.

                                      LOANS

You may borrow up to the maximum Loan Value of your Certificate Fund. The maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

Under certain Group Contracts, Prudential Insurance may make a charge of up to $20 for each loan. The charge will be added to the principal amount of your loan.


The minimum amount that you can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential Insurance will pay loan proceeds as described in the When Proceeds Are Paid section on page 29.


Interest charged on the loan accrues daily at a rate that Prudential Insurance sets each year. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

      o We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

      o We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

      o We will generally credit interest on the amount in the Loan Account at an effective annual rate that is usually 2% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, you should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or loan repayment, we will assume it is a loan repayment.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial surrender/withdrawal from the Certificate Fund. A partial surrender/withdrawal may have tax consequences. See the Partial
Surrender/Withdrawals section on page 35 and the Tax Treatment of Certificate Benefits section on page 38.

A loan will not cause your Certificate to lapse. However, your Loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse section on page 37.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See The Tax Treatment Of Certificate Benefits section on page 38.


If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

                                      LAPSE

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund is not enough, Prudential Insurance will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay it. We will send the notice to the last known address we have on file for you.

How You Can Stop Your Insurance From Lapsing

You must make a payment that is enough to pay outstanding charges. Prudential Insurance must receive the payment by the later of:

      o     61 days after the Monthly Deduction Date; or

      o     30 days after the date we mailed you the notice.

If you do not, your insurance will lapse and your Certificate will no longer have any value. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Tax Treatment of Certificate Benefits section on page 38.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

                                  REINSTATEMENT

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance on a Portable basis.

To reinstate your Certificate, you must send the following items to Prudential Insurance (or our designee):

      o     A written request for reinstatement;

      o Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential Insurance;

      o A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section on page 15;


      o We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the Incontestability section on page 27 and the Suicide Exclusion section on page 27. When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.


Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future. Reinstatement of your certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

                      TAX TREATMENT OF CERTIFICATE BENEFITS

This summary provides general information on the federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment As Life Insurance And Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

      o You will not be taxed on the growth of the funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

      o The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance.

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Prudential Insurance, to be considered the owner of the underlying assets. Because of this uncertainty, Prudential Insurance reserves the right to make such changes as it deems necessary to assure that the Certificate qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Certificate owners and will be made with such notice to affected Certificate owners as is feasible under the circumstances.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

      o If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

      o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

      o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

      o Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

      o The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed). You should first consult a tax adviser if you are contemplating any of these steps.

      o If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans and withdrawals, are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

      o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59-1/2, on account of your becoming disabled or as a life annuity.

      o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Treatment As Group Term Life Insurance

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, if the coverage does qualify as group term life insurance, there may be income tax consequences for you. Also, under certain circumstances, depending on the structure of the arrangement under which the Group Contract is held, a portion of the coverage under the Group

Contract may qualify as group term life insurance and, in addition, Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Separate Account are taxed as part of Prudential Insurance's operations. The Separate Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the death benefit is fixed instead of variable). Here's what that means:

      o First, the Death Benefit is generally not included in the gross income of the beneficiary;

      o Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;


      o Third, partials surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section on page 39.


      o     Fourth, loans are not generally treated as distributions.

You should consult your tax adviser for guidance on your specific situation.

Legal Proceedings


We are subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industries in which we operate. In our insurance operations, we are subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. We may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from our other operations, including the businesses we are winding down or have divested, including claims related to our discontinued healthcare operations. We are also subject to litigation arising out of our general business activities, such as our investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment.

In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In August 2000, plaintiffs filed a purported national class action against us in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to adequately disclose the increased costs associated with payment of life insurance premiums on a "modal" basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint includes allegations that we should have disclosed to each policyholder who paid for coverage on a modal basis the dollar cost difference between the modal premium and the annual premium required for the policy, as well as the effective annual percentage rate of interest of such difference. The complaint seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, pre-judgment interest, costs and attorneys' fees. We filed an answer denying the claims. Thereafter, both we and the plaintiffs filed separate motions for summary judgment. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability, permitting us to appeal the order and staying the case pending completion of the appeal proceeding. The New Mexico Court of Appeals issued a decision on January 17, 2003 reversing the finding of summary judgment in favor of plaintiffs and affirming the denial of Prudential Insurance's motion to dismiss all claims on federal pre-emption grounds. It remanded the case to the trial court to determine if the alleged nondisclosures were material to the plaintiffs. Both the Company and plaintiffs filed petitions for writ of certiorari to the New Mexico Supreme Court, both of which have been denied.

In October 2001, four housing advocacy groups and several individuals represented by one of the groups filed an action against the Company in the United States District Court for the District of Columbia, National Fair Housing Alliance, Inc., et al. v. Prudential Insurance, et al. The complaint alleges, inter alia, that Prudential Insurance and Prudential Property and Casualty Insurance Company intentionally engaged in discriminatory practices to limit, restrict or deny homeowners insurance in several urban areas, including Washington, D.C., Milwaukee, Wisconsin, Richmond, Virginia and Toledo, Ohio, as well as suburban Philadelphia, Pennsylvania. The complaint asserts causes of action based on alleged violations of the Fair Housing Act and describes allegedly discriminatory homeowners insurance underwriting guidelines, terms and conditions and rating territories. The complaint seeks declaratory and injunctive relief and compensatory and punitive damages in unspecified amounts. In July 2002, the District Court denied our motion to dismiss and in August 2002, denied our motion for reconsideration of its decision.

In July 2001, a purported national class action was filed against Prudential Insurance and its Board of Directors in the Superior Court of Essex County, New Jersey, Hutcheson v. Prudential Insurance, et al., challenging Prudential Insurance's Plan of Reorganization. The complaint alleges that, pursuant to the Plan of Reorganization, non-participating policyholders would be paid demutualization compensation at the expense of participating policyholders and purports to assert causes of action for violation of New Jersey's demutualization law, breach and anticipatory breach of contract, and breach of fiduciary duty. The complaint also seeks to enjoin implementation of the Plan of Reorganization, to set aside the results of any vote to approve the Plan of Reorganization, and compensatory damages.

After Hutcheson was filed, two similar lawsuits, containing allegations relating to the payment of demutualization compensation to non-participating policyholders, were filed in the Superior Court of New Jersey, Essex County, i.e., Denenberg v. Prudential Insurance and Scala v. Prudential Insurance. The Scala complaint also contains allegations concerning the creation of the "Closed Block" and raises issues pertaining to voting on the Plan of Reorganization, including disclosures to policyholders. We have filed motions to dismiss all three actions. Hutcheson, Denenberg and Scala are all presently stayed pending the resolution of the appeals described below.

The New Jersey law governing the demutualization provides that a Commissioner's order approving or disapproving a plan of reorganization shall be a final agency decision subject to appeal in accordance with, and within the time period specified by, the rules governing the courts of the State of New Jersey. In October and November, 2001, policyholders, including certain of the plaintiffs in the lawsuits described in the preceding paragraph, filed notices of appeal with the Superior Court of New Jersey, Appellate Division, that challenge the Commissioner's approval of the Plan of Reorganization, including its provision for distribution of consideration to non-participating policyholders. The appeals have all been consolidated. Oral argument was heard in April 2003.

A successful challenge to the Plan of Reorganization or the Commissioner's Decision and Order (and the demutualization) could result in monetary damages, a modification of the Plan of Reorganization, or the Commissioner's approval being set aside. A successful challenge would likely result in substantial uncertainty relating to the terms and effectiveness of the Plan of Reorganization, and a substantial period of time might be required to reach a final determination. Such an outcome would likely negatively affect holders of Common Stock and could have a material adverse effect on our business, results of operations and financial condition.

In August 2002, a purported nationwide class action was filed in the United States District Court for the Eastern District of Texas captioned Wright, et al.
v. Ryan, et al. The complaint names as defendants Prudential Insurance, Prudential Financial and various present and former officers and directors of the companies and alleges that the treatment of the costs of the sales practices litigation and settlement resulted in an inappropriate allocation of demutualization consideration under the Plan and that such allocation was not accurately described to the policyholders prior to voting. The complaint asserts claims based on common law fraud, breach of fiduciary duty, tortious interference and violations of the RICO statutes, and seeks compensatory and punitive damages in unspecified amounts. In November 2002, the case was transferred to the United States District Court for the District of New Jersey. The Company has moved to dismiss the case but the motion has not yet been decided.

In November 1996, plaintiffs filed a purported class action lawsuit against Prudential Insurance, the Prudential Home Mortgage Company, Inc. and several other subsidiaries in the Superior Court of New Jersey, Essex County, Capitol Life Insurance Company v. Prudential Insurance, et al., in connection with the sale of certain subordinated mortgage securities sold by a subsidiary of Prudential Home Mortgage. In February 1999, the Court entered an order dismissing all counts without prejudice with leave to refile after limited discovery. In May 2000, plaintiffs filed a second amended complaint that alleges violations of the New Jersey securities and RICO statutes, fraud, conspiracy and negligent misrepresentation, and seeks compensatory as well as treble and punitive damages. Defendants filed a motion to dismiss that was denied in October 2001. Defendants answered the second amended complaint in November 2001. In October 2002, plaintiffs' motion for class certification was denied.

In August 1999, a Prudential Insurance employee and several Prudential Insurance retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against Prudential Insurance and its Board of Directors in connection with a group annuity contract entered into in 1989 between the Prudential Retirement Plan and Prudential Insurance. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, Prudential Insurance would retain shares distributed under the annuity contract in violation of ERISA's fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and we filed an answer denying the essential allegations of the complaint. The complaint seeks injunctive and monetary relief, including restitution to the Prudential Retirement Plan of amounts alleged to have been wrongfully withdrawn and disgorgement of profits made on the use of Plan assets. In March 2002, the court dismissed certain of the claims against the individual defendants.

We have agreed to indemnify Aetna for certain litigation involving our discontinued healthcare operations, and we have been sued directly for certain alleged actions occurring before the disposition of those operations (August
1999). This litigation includes class action lawsuits and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, contract disputes with provider groups and former policyholders, purported class action lawsuits challenging practices of our former managed care operations, including the class action lawsuits described below, and coordination of benefits with other carriers.

Nationwide class action lawsuits were filed against us in 1999-2000 in several United States District Courts on behalf of participants in our managed health care plans. In October 2000, by Order of the Judicial Panel on Multi-District Litigation, these actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida, in a consolidated proceeding captioned In re Managed Care Litigation. The consolidated subscriber complaint, Williamson v. Prudential Insurance, alleges violations of RICO and ERISA through alleged misrepresentations of the level of health care services provided, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of fiduciary duty, and deprivation of plaintiffs' rights to the receipt of honest medical services. It also alleges that we and other major health care organizations engaged in an industry-wide conspiracy to defraud subscribers as to the level of services and quality of care. The complaint seeks compensatory damages, restitution and treble damages, all in unspecified amounts, the imposition of an equitable trust for any wrongful revenues and attorneys' fees. Our motion to dismiss the complaint for failure to state a claim was granted and the case dismissed with leave to amend. An amended complaint filed in June 2001 asserts substantially the same claims. In February 2002, the District Court granted our motion to dismiss the RICO, conspiracy and unjust enrichment claims but not the ERISA breach of fiduciary duty claim and granted leave to plaintiffs to amend the ERISA claim. We joined the other defendants in filing a motion for reconsideration of the February dismissal order to the extent that it did not dismiss the ERISA fiduciary duty claims. Plaintiffs filed a motion for reconsideration of the dismissal of the RICO claims. These motions were denied by the District Court in June 2002. We also joined the other defendants in filing a petition requesting that the order be certified for appellate review, that was denied by the United States Court of Appeals for the Eleventh Circuit in May 2002. In the Fall of 2002, the District Court denied the plaintiffs' motion for class certification.

In Batas and Vogel v. Prudential Insurance, a case filed in a New York County Supreme Court in 1997 based on allegations similar to those in Williamson, an intermediate appeals court held that claims alleging breach of contract, fraud, tortious interference with contractual relations and violations of the New York deceptive acts and practices statute may be brought against managed care organizations. The appeals court affirmed the dismissal of claims for breach of fiduciary duty, breach of the covenant of good faith and for injunctive and declaratory relief. Plaintiffs' motion to certify a nationwide class of non-ERISA plan participants is pending.

We have also been sued in Shane v. Humana, et al., a purported nationwide class action lawsuit brought on behalf of provider physicians and physician groups against Prudential and other health care companies in the consolidated proceeding in the United States District Court for the Southern District of Florida. That case alleges that the defendants engaged in an industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The original complaint asserted various claims for relief based on these allegations, several of which the court, in response to our motion, held were subject to mandatory arbitration. In February 2002, the Court granted our motion to dismiss the remaining claims, including RICO conspiracy and aiding and abetting claims, but allowed plaintiffs the opportunity to amend the complaint. We appealed the District Court's decision to the United States Court of Appeals for the Eleventh Circuit to the extent it failed to require the plaintiff to arbitrate all claims against us. In March 2002, the Court of Appeals affirmed the District Court's arbitration order in all respects. An amended complaint, naming additional plaintiffs, including three state medical associations, and an additional defendant, was filed in March 2001. Like the original complaint, it alleges claims of breach of contract, quantum meruit, unjust enrichment, violations of RICO, conspiracy to violate RICO, aiding and abetting RICO violations, and violations of state prompt pay statutes and the California unfair business practices statute. The amended complaint seeks compensatory and punitive damages in unspecified amounts, treble damages pursuant to RICO, and attorneys' fees. Our motion to dismiss the amended complaint remains pending. In the Fall of 2002, the District Court granted plaintiffs' motion for class certification of a nationwide class of provider physicians. That order has been appealed to the United States Court of Appeals for the Eleventh Circuit.

Our litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that our results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on our financial position.


Financial Statements

The financial statements of the Separate Account should be distinguished from the consolidated financial statements of Prudential Insurance, which should be considered only as bearing upon the ability of Prudential Insurance to meet its obligations under the Contracts. The financial statements of the Separate Account and the consolidated financial statements of Prudential Insurance are made available in the Statement of Additional Information to this prospectus.

Statement of Additional Information

Contents:

The Prudential Insurance Company of America

The Prudential Variable Contract Account GI-2
Principal Underwriter
Sale of the Contract and Sales Commissions
State Regulation
ERISA Considerations
Performance Data
Ratings and Advertisements
Premiums

Services Performed by Third Parties
Experts
Financial Statements

              DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Attained Age--Your age as defined by the Group Contract.

Business Day--A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value--The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt, outstanding charges, and any applicable transaction charge.

Certificate--A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary--The same date each year as the Certificate Date.

Certificate Date--The effective date of coverage under a Certificate.

Certificate Debt--The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund--The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year--The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary--The same date each year as the Contract Date.

Contract Date--The date as of which the Group Contract is issued.

Covered Person--The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant's spouse as the Covered Person.

Death Benefit--The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members--The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.

Experience Credit--A refund that Prudential Insurance may provide under certain Group Contracts based on favorable experience.

Face Amount--The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account--An investment option under which Prudential Insurance guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds--The Series Fund portfolios and other mutual fund portfolios in which the Separate Account invests. Your investment options include the Funds and the Fixed Account. We describe the Funds in the accompanying supplement.

Group Contract--A Group Variable Universal Life insurance contract that Prudential Insurance issues to the Group Contractholder. The term Group Contract also includes a participating employer's participation in a multi-employer trust.

Group Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract. In the case of an employer that joins a multiple employer trust, the employer exercises the rights accorded to a Group Contractholder as described throughout this prospectus.

Guideline Annual Premium--A level annual premium that would be payable through out the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential Insurance will advise you of the guideline annual premium under the Certificate.

Issue Age--The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account--An account within Prudential Insurance's general account to which we transfer from the Separate Account and/or the Fixed Account an amount equal to the amount of any loan.

Loan Value--The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract--A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a MEC. Regardless of classification as a MEC, cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Tax Treatment Of Certificate Benefits section for a more complete description of the MEC rules.

Monthly Deduction Date--Generally, the Contract Date and the first day of each succeeding month, except that whenever the monthly deduction date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day. Some Group Contracts may define Monthly Deduction Date slightly differently, in which case a supplement to this prospectus will define Monthly Deduction Date.

Net Premium--Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net premiums are the amounts that we allocate to the Separate Account and/or the Fixed Account.

Paid-Up Coverage--This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one initial premium payment to begin the coverage and never make any additional payments.

Participant--An Eligible Group Member or "applicant owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Portable--Under some Group Contracts, you may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Portable. Cost of insurance rates and charges may increase under a Portable Certificate since the Covered Person under a portable certificate may no longer be considered to be a member of the Group Contractholder's group for purposes of determining those rates and charges.

Separate Account--Prudential Variable Contract Account GI-2, a separate investment account registered as a unit investment trust under the federal securities laws and established by Prudential Insurance to receive some or all of the Net Premiums and to invest them in the Funds.

Series Fund--The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount--A division of the Separate Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

We--The Prudential Insurance Company of America

You--A Participant.

To learn more about Prudential's Group Variable Universal Life product, you can request a copy of the Statement of Additional Information ("SAI") dated May 1, 2003 by calling our customer service center toll free at (800) 562-9874. You can also contact the customer service center if you have any questions regarding your contract or in order to obtain personalized illustrations of death benefits or cash surrender values. All of these services are provided without charge.

The SAI has been filed with the Securities and Exchange Commission ("SEC") and is legally a part of this prospectus. Prudential also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can be obtained from the SEC's Public Reference Room, 450 5th Street N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on page 43 of this prospectus.

File No.: 811-07545

                          Supplement Dated May 1, 2003
                         To Prospectus Dated May 1, 2003
                   For Group Variable Universal Life Insurance



This document is a supplement to the prospectus dated May 1, 2003 (the "prospectus") for the Group Variable Universal Life Insurance Contract and Certificates that Prudential Insurance offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates. In this supplement, we describe the Funds that are available to you under the Group Contract and Certificates.

The following table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Funds. More detail concerning each Fund's fees and expenses as well as objective and investment strategy is contained in this document and in the prospectus for each Fund.

--------------------------------------------------------------------------------------------------------------------
                      Total Annual Fund Operation Expenses*                           Minimum          Maximum
--------------------------------------------------------------------------------------------------------------------
Gross expenses deducted from the Fund's assets, including management fees,
distribution [and/or service] (12b-1) fees, and other expenses                         0.37%            3.92%
--------------------------------------------------------------------------------------------------------------------

*For 2002, the net fees of these funds ranged on an annual basis from 0.37% to 1.60% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time). For 2002, the Templeton Developing Markets Fund gross annual expenses were 1.83% of fund assets. This fund has no expense reimbursements or waivers.


The Funds

Set out below is a list of each Fund in which the Separate Account may currently invest. Also included is each Fund's investment objective and principal strategies, investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Prudential Series Fund, Inc.


Conservative Balanced Portfolio: Seeks total investment return consistent with a conservatively managed diversified portfolio.

Diversified Bond Portfolio: Seeks a high level of income over a longer term while providing reasonable safety of capital.

Diversified Conservative Growth Portfolio: Seeks current income and a reasonable level of capital appreciation.

Equity Portfolio: Seeks long-term growth of capital.

Flexible Managed Portfolio: Seeks a high total return consistent with an aggressively managed diversified portfolio.

Global Portfolio: Seeks long-term growth of capital.

Government Income Portfolio: Seeks a high level of income over the long term consistent with the preservation of capital.

High Yield Bond Portfolio: Seeks a high total return.

Jennison Portfolio: Seeks long-term growth of capital.

Jennison 20/20 Focus Portfolio: Seeks long-term growth of capital.

Money Market Portfolio: Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.

Natural Resources Portfolio: Seeks long-term growth of capital.

Small Capitalization Stock Portfolio: Seeks long-term growth of capital.

Stock Index Portfolio: Seeks investment results that generally correspond to the performance of publicly-traded common stocks.

Value Portfolio: Seeks capital appreciation.

Zero Coupon Bond Portfolio - 2005: Seeks the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital.

SP Aggressive Growth Asset Allocation Portfolio: Seeks capital appreciation by investing primarily in large cap equity portfolios, international portfolios, and small/mid-cap equity portfolios.

SP AIM Aggressive Growth Portfolio: Seeks long-term growth of capital.

SP AIM Core Equity Portfolio: Seeks growth of capital.

SP Alliance Large Cap Growth Portfolio: Seeks growth of capital by pursuing aggressive investment policies.

SP Alliance Technology Portfolio: Seeks growth of capital.

SP Balanced Asset Allocation Portfolio: Seeks to provide a balance between current income and growth of capital by investing primarily in fixed income portfolios, large cap equity portfolios, small/mid-cap equity portfolios, and international equity portfolios.

SP Conservative Asset Allocation Portfolio: Seeks to provide current income with low to moderate capital appreciation by investing primarily in fixed income portfolios, large cap equity portfolios, and small/mid-cap equity portfolios.

SP Davis Value Portfolio: Seeks growth of capital.

SP Deutsche International Equity Portfolio: Seeks long-term capital appreciation.

SP Growth Asset Allocation Portfolio: Seeks to provide long-term growth of capital with consideration also given to current income, by investing in large-cap equity portfolios, fixed income portfolios, international equity portfolios, and small/mid-cap equity portfolios.

SP INVESCO Small Company Growth Portfolio: Seeks long-term capital growth.

SP Jennison International Growth Portfolio: Seeks long-term growth of capital.

SP Large Cap Value Portfolio: Seeks long-term growth of capital.

SP MFS Capital Opportunities Portfolio: Seeks capital appreciation.

SP Mid Cap Growth Portfolio (formerly MFS Mid Cap Growth Portfolio): Seeks long-term growth of capital.

SP PIMCO High Yield Portfolio: Seeks maximum total return, consistent with preservation of capital and prudent investment management.

SP PIMCO Total Return Portfolio: Seeks maximum total return, consistent with preservation of capital and prudent investment management.

SP Prudential U.S. Emerging Growth Portfolio: Seeks long-term capital appreciation.

SP Small/Mid Cap Value Portfolio: Seeks long-term growth of capital.

SP Strategic Partners Focused Growth Portfolio: Seeks long-term growth of capital.

Prudential Investment LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager to closed-end investment companies, with aggregate assets of approximately $86.1 billion.

The Fund uses a "manager-of"managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocation assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

Each Portfolio has one or more subadvisers providing the day-to-day investment management. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC("Jennison"), serves as the subadviser for the Global Portfolio, the Natural Resources Portfolio, the Jennison Portfolio, the Jennison 20/.20 Focus Portfolio, the SP Jennison International Growth Portfolio, the SP Prudential U.S. Emerging Growth Portfolio and the Value Portfolio. Jennison serves as a subadviser for a portion of the assets of the Diversified Conservative Growth Portfolio, the Equity Portfolio, and the SP Strategic Partners Focused Growth Portfolio. Jennison's address is 466 Lexington Avenue, New York, NY 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2002, Jennison had approximately $48 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. ("PIM") serves as the subadviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, the Small Capitalization Stock Portfolio, the Stock Index Portfolio and the Zero Coupon Bond Portfolio 2005. PIM serves as a subadviser for apportion of the assets of the Diversified Conservative Growth Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

A I M Capital Management, Inc. ("AIM Capital") serves as the subadviser to the SP AIM Aggressive Growth and the SP AIM Core Equity Portfolios. A I M's principal business address is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173.

Alliance Capital Management L.P. ("Alliance") serves as the subadviser to the SP Alliance Technology, the SP Alliance Large Cap Growth Portfolios and a portion of the SP Strategic Partners Focused Growth Portfolio. Alliance's principal business address is 1345 Avenue of the Americas, New York, NY 10105.

Calamos Asset Management, Inc. ("Calamos") serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos' address is 1111 E. Warrenville Road, Naperville, IL 60563-1463.

Davis Advisors ("Davis") serves as the subadviser to the SP Davis Value Portfolio. Davis' business address is 2429 East Elvira Road, Suite 101, Tucson, AZ 85706.

Deutsche Asset Management Investment Services Limited ("DeAMIS") serves as the subadviser to the SP Deutsche International Equity Portfolio. DeAMIS' address is One Appold Street, London, United Kingdom.

EARNEST Partners LLC ("EARNEST") serves as the subadviser to a portion of the Diversified Conservative Growth Portfolio. EARNEST's business address is 75 Fourteenth Street, Suite 2300, Atlanta, GA 30309.

Fidelity Management & Research Company ("FMR") serves as the subadviser to the SP Large Cap Value Portfolio and the SP Small/Mid-Cap Value Portfolio. FMR's business address is 82 Devonshire Street, Boston, MA 02109.

GE Asset Management, Incorporated ("GEAM") serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. GEAM's business address is 777 Long Ridge Road, Building B, Stamford, CT 06927.

INVESCO Funds Group, Inc. ("INVESCO") serves as the subadviser to the SP INVESCO Small Company Growth Portfolio. INVESCO's principal business address is 4350 South Monaco Street, Denver, CO 80237.

Massachusetts Financial Services Company ("MFS") serves as the subadviser to the SP MFS Capital Opportunities Portfolio. MFS' principal business address is 500 Boylston Street, Boston, MA 02116.

Pacific Investment Management Company LLC ("PIMCO") serves as the subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio and is the sole subadviser for the SP PIMCO Total Return and the SP PIMCO High Yield Portfolio. PIMCO's business address is 840 Newport Center Drive, Newport Beach, CA 92660.

RS Investment Management, LP ("RS Investments") serves as a subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio. RS Investments is located at 388 Market Street, Suite 1700, San Francisco, CA 94111.

Salomon Brothers Asset Management Inc. ("Salomon") serves as a subadviser for a portion of the assets of the Equity Portfolio. Salomon's address is 399 Park Avenue, New York, NY 10022.

==========================================================================================================
                                                         Investment                            Total
                                                         Management     12b-1     Other        Annual
                        Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
 The Prudential Series Fund, Inc.
   Conservative Balanced Portfolio                          0.55%         --      0.03%        0.58%
   Diversified Bond Portfolio                               0.40%         --      0.04%        0.44%
   Diversified Conservative Growth Portfolio                0.75%         --      0.19%        0.94%
   Equity Portfolio                                         0.45%         --      0.03%        0.48%
   Flexible Managed Portfolio                               0.60%         --      0.03%        0.63%
   Global Portfolio                                         0.75%         --      0.07%        0.82%
   Government Income Portfolio                              0.40%         --      0.04%        0.44%
   High Yield Bond Portfolio                                0.55%         --      0.03%        0.58%
   Jennison Portfolio                                       0.60%         --      0.01%        0.61%
   Jennison 20/20 Focus Portfolio                           0.75%         --      0.18%        0.93%
   Money Market Portfolio                                   0.40%         --      0.03%        0.43%
   Natural Resources Portfolio                              0.45%         --      0.05%        0.50%
   Small Capitalization Stock Portfolio                     0.40%         --      0.06%        0.46%
   Stock Index Portfolio                                    0.35%         --      0.02%        0.37%
   Value Portfolio                                          0.40%         --      0.03%        0.43%
   Zero Coupon Bond 2005 Portfolio                          0.40%         --      0.23%        0.63%
   SP Aggressive Growth Asset Allocation Portfolio          0.84%         --      0.90%        1.74%
   SP AIM Aggressive Growth Portfolio                       0.95%         --      1.86%        2.81%
   SP AIM Core Equity Portfolio                             0.85%         --      0.94%        1.79%
   SP Alliance Large Cap Growth Portfolio                   0.90%         --      0.29%        1.19%
   SP Alliance Technology Portfolio                         1.15%         --      1.85%        3.00%
   SP Balanced Asset Allocation Portfolio                   0.75%         --      0.52%        1.27%
   SP Conservative Asset Allocation Portfolio               0.71%         --      0.35%        1.06%
   SP Davis Value Portfolio                                 0.75%         --      0.12%        0.87%
   SP Deutsche International Equity Portfolio               0.90%         --      0.87%        1.77%
   SP Growth Asset Allocation Portfolio                     0.80%         --      0.66%        1.46%
   SP INVESCO Small Company Growth Portfolio                0.95%         --      1.35%        2.30%
   SP Jennison International Growth Portfolio               0.85%         --      0.55%        1.40%
   SP Large Cap Value Portfolio                             0.80%         --      0.51%        1.31%
   SP MFS Capital Opportunities Portfolio                   0.75%         --      1.53%        2.28%
   SP Mid-Cap Growth Portfolio                              0.80%         --      0.88%        1.68%
   SP PIMCO High Yield Portfolio                            0.60%         --      0.22%        0.82%
   SP PIMCO Total Return Portfolio                          0.60%         --      0.07%        0.67%
   SP Prudential U.S. Emerging Growth Portfolio             0.60%         --      0.38%        0.98%
   SP Small/Mid-Cap Value Portfolio                         0.90%         --      0.20%        1.10%
   SP Strategic Partners Focused Growth                     0.90%         --      1.08%        1.98%
==========================================================================================================

AIM Variable Insurance Funds (Series I Shares)


AIM V.I. Diversified Income Fund: Seeks a high level of current income by investing primarily in (1) domestic and foreign corporate debt securities; (2) U.S. Government securities, including U.S. Government agency mortgage-backed securities; (3) securities issued by foreign governments, their agencies or instrumentalities, and (4) lower-quality debt securities of U.S. and foreign companies.

AIM V.I. Global Utilities Fund: Seeks high total return by investing, normally, at least 80% of its net assets in domestic and foreign public utility companies. The fund may also invest in non-utility securities, but generally will invest in securities of companies that derive revenues from utility-related activities such as providing services, equipment or fuel sources to utilities. The Fund is non-diversified, which means it can invest a greater percentage of its assets in one issuer than can a diversified fund.

AIM V.I. Government Securities Fund: Seeks a high level of current income consistent with reasonable concern for safety of principal by investing, normally, at least 80% of its net assets in debt securities issued, guaranteed or otherwise backed by the United States Government.

AIM V.I. Growth Fund: Seeks growth of capital by investing principally in seasoned and better capitalized companies considered to have strong earnings momentum.

AIM V.I. International Growth Fund : Seeks long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. Premier Equity Fund: Seeks long-term growth of capital, with income as a secondary objective, by investing, normally 80% of its net assets, in equity securities judged by the fund's investment adviser to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally.


A I M Advisors, Inc. ("AIM") serves as the investment advisor to each of the above-mentioned funds. AIM's principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.


==========================================================================================================
                                                         Investment                            Total
                                                         Management     12b-1     Other        Annual
                        Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds (Series I Shares)
   AIM V.I. Diversified Income Fund                         0.60%         --      0.34%        0.94%
   AIM V.I. Global Utilities Fund                           0.65%         --      0.57%        1.22%
   AIM V.I. Government Securities Fund                      0.50%         --      0.31%        0.81%
   AIM V.I. Growth Fund                                     0.63%         --      0.28%        0.91%
   AIM V.I. International Growth Fund                       0.74%         --      0.35%        1.09%
   AIM V.I. Premier Equity Fund                             0.61%         --      0.24%        0.85%
==========================================================================================================

AllianceBernstein Variable Products Series Fund, Inc.
(Class A Shares)

AllianceBernstein Global Bond Portfolio: Seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

AllianceBernstein Global Dollar Government Portfolio: Seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed-income securities denominated only in U.S. dollars. As a secondary objective, the Portfolio seeks capital appreciation.

AllianceBernstein Growth Portfolio: Seeks long-term growth of capital by investing primarily in common stocks and other equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

AllianceBernstein Growth And Income Portfolio: Seeks reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

AllianceBernstein International Portfolio: Seeks total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

AllianceBernstein Premier Growth Portfolio: Seeks growth of capital rather than current income by employing aggressive investment policies. The Fund invests primarily in equity securities of U.S. companies.

AllianceBernstein Quasar Portfolio: Seeks growth of capital by pursuing aggressive investment policies investing principally in a diversified portfolio of equity securities of any company and industry and in any type of security that is believed to offer possibilities for capital appreciation.

AllianceBernstein Real Estate Investment Portfolio: Seeks total return on assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

AllianceBernstein U.S. Government/High Grade Securities Portfolio: Seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities and other high grade debt securities.

AllianceBernstein Utility Income Portfolio: Seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

AllianceBernstein Worldwide Privatization Portfolio: Seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.


Alliance Capital Management L.P. ("Alliance") is the investment adviser to each of the above-mentioned funds. Alliance's principal business address is 1345 Avenue of the Americas, New York, New York 10105.

==========================================================================================================
                                                         Investment                            Total
                                                         Management     12b-1     Other        Annual
                        Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
AllianceBernstein Variable Products Series Fund,
Inc. (Class A Shares)
  AllianceBernstein Global Bond Portfolio (1)               0.65%         --       0.52%        1.17%
  AllianceBernstein Global Dollar Government
    Portfolio (1)                                           0.75%         --       1.25%        2.00%
  AllianceBernstein Growth Portfolio                        0.75%         --       0.13%        0.88%
  AllianceBernstein Growth and Income Portfolio             0.63%         --       0.05%        0.68%
  AllianceBernstein International Portfolio (1)             1.00%         --       0.66%        1.66%
  AllianceBernstein Premier Growth Portfolio                1.00%         --       0.05%        1.05%
  AllianceBernstein Quasar Portfolio (1)                    1.00%         --       0.25%        1.25%
  AllianceBernstein Real Estate Investment
    Portfolio (1)                                           0.90%         --       0.39%        1.29%
  AllianceBernstein U.S. Government/High Grade
    Securities Portfolio                                    0.60%         --       0.22%        0.82%
  AllianceBernstein Utility Income Portfolio                0.75%         --       0.47%        1.22%
  AllianceBernstein Worldwide Privatization
    Portfolio (1)                                           1.00%         --       0.98%        1.98%
==========================================================================================================

(1) Expenses have been rested to reflect current fees, which do not reflect Alliance's contractual fee waiver that limited total portfolio operating expenses, on an annual basis, to 0.95% and was not extended by Alliance beyond May 1, 2002. With the contractual fee waivers, net expenses for the portfolios were: 1.40% - AllianceBernstein Global Dollar Government Portfolio; 1.36% - AllianceBernstein International Portfolio; 1.11% - AllianceBernstein Quasar Portfolio; 1.06% - AllianceBernstein Real Estate Investment Portfolio; and 1.54% - AllianceBernstein Worldwide Privatization Portfolio.


American Century Variable Portfolios, Inc.


VP Balanced Portfolio: Seeks capital growth and current income over time by investing approximately 60% of the Portfolio's assets in the equity securities described in the prospectus, and intends to invest the remainder of the Portfolio's assets in investment grade bonds and other fixed-income debt securities.

VP International Portfolio: Seeks capital growth over time by investing in common stocks of growing foreign companies considered to have better-than-average prospects for appreciation.

VP Value Portfolio: Seeks long-term capital growth over time with income as a secondary objective, by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.


The investment adviser for each of the above funds is American Century Investment Management, Inc. ("ACIM"). ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

==========================================================================================================
                                                         Investment                            Total
                                                         Management     12b-1     Other        Annual
                        Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
 American Century Variable Portfolios, Inc.
   VP Balanced Portfolio (1)                                0.90%         --      0.00%        0.90%
   VP International Portfolio (1)                           1.30%         --      0.00%        1.30%
   VP Value Portfolio (1)                                   0.95%         --      0.00%        0.95%
==========================================================================================================


(1) This fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.

Credit Suisse Funds

Credit Suisse Trust


Emerging Markets Portfolio: Seeks long-term growth of capital by investing in foreign equity securities; focusing on the world's less developed countries; and analyzing a company's growth potential, using a bottom-up investment approach.

Global Post-Venture Capital Portfolio: Seeks long-term growth of capital by investing primarily in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development; investing in companies of any size; and taking a growth investment approach to identifying attractive post-venture-capital investments.

International Focus Portfolio: Seeks long-term capital appreciation by investing in foreign equity securities; diversifying its investments across countries, including emerging markets; and favoring stocks with discounted valuations, using a value-based, bottom-up investment approach.

Small Cap Growth Portfolio: Seeks capital growth by investing in equity securities of small U.S. companies; using a growth investment style, may look for either developing or older companies in a growth stage or companies providing products or services with a high unit-volume growth rate.

The investment adviser for each of the above-mentioned portfolios is Credit Suisse Asset Management, LLC ("CSAM"). CSAM's principal business address is 466 Lexington Avenue, New York, New York 10017-3140. CSAM's U.K. and Australian affiliates, each known as Credit Suisse Asset Management Limited ("CSAM U.K." and "CSAM Australia," respectively), each serve as sub-investment advisors for the Emerging Markets Portfolio. CSAM U.K., CSAM Australia and CSAM's Japanese affiliate, also known as Credit Suisse Asset Management Limited ("CSAM Japan"), each serve as sub-investment advisors for the Global Post-Venture Capital and International Focus Portfolios. CSAM U.K.'s principal business address is Beaufort House, 15 Botolph Street, London, EX3A7JJ, United Kingdom. CSAM Australia's principal business address is Level 32 Gateway, 1 Macquarie Place, Sydney 2001, Australia. CSAM Japan's principal business address is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-ku, Tokyo 105-6026, Japan.

Abbott Capital Management, LLC ("Abbott Capital") serves as sub-investment advisor with respect to the Global Post-Venture Capital Portfolio's investments in private equity portfolios. Abbott Capital's principal business address is 1330 Avenue of the Americas, Suite 2800, New York, New York 10019.

==========================================================================================================
                                                         Investment                            Total
                                                         Management     12b-1     Other        Annual
                        Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
 Credit Suisse Trust I
   Emerging Markets Portfolio (1)                           1.25%         --       0.59%        1.84%
   International Focus Portfolio                            1.00%         --       0.42%        1.42%
   Global Post-Venture Capital Portfolio (1)                1.25%         --       0.46%        1.71%
   Small Cap Growth Portfolio                               0.90%         --       0.24%        1.14%
==========================================================================================================

(1) Fee waivers and expense reimbursement or credits reduced investment management fees and other expenses during 2002 for the Emerging Markets Portfolio and the Global Post-Venture Portfolio. Net annual expenses were 1.40% and 1.40%, respectively.


The Dreyfus Corporation

The Dreyfus Funds
(Initial Shares)

The Dreyfus Socially Responsible Growth Fund, Inc.: Seeks capital growth with current income as a secondary goal, by investing, under normal circumstances, at least 80% of its assets in the common stock of companies that, in the opinion of the Fund's management, not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Dreyfus Variable Investment Funds


Dreyfus IP - Appreciation Portfolio: Seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. This portfolio invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

Dreyfus IP - Developing Leaders Portfolio (formerly Small Cap Portfolio):
Seeks to maximize capital appreciation. To pursue this goal, under normal circumstances, the portfolio invests primarily in small-cap companies which are companies with total market values of less than $2 billion at the time of purchase. The Portfolio may continue to hold the securities of companies as their market capitalizations grow, and, thus, at any given time, a substantial portion of the portfolio's holdings may have market capitalizations in excess of $2 billion. The investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings.

Dreyfus IP - Disciplined Stock Portfolio: Seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard and Poor's 500 Composite Stock Price Index ("S&P 500"). To pursue this goal, the portfolio invests at least 80% of its assets in growth and value stocks chosen through a disciplined investment process. Consistency of returns and stability of the portfolio's share price compared to the S&P 500 are the primary goals of the process including those purchased in initial public offerings or shortly thereafter.

Dreyfus IP - Growth And Income Portfolio: Seeks long-term capital growth, current income and growth of income, consistent with reasonable investment risk, by investing in stocks, bonds, and money market instruments of domestic and foreign issuers. The portfolio's stock investments may include common stocks, preferred stock and convertible securities including those purchased in initial public offerings or shortly thereafter.

Dreyfus IP - International Equity Portfolio: Seeks capital growth by investing primarily in growth stocks of foreign companies. Normally, the portfolio invests at least 80% of its assets in stocks including common stocks, preferred stocks and convertible securities.

Dreyfus IP - International Value Portfolio: Seeks long-term capital growth by investing at least 80% of its assets in stocks. The portfolio ordinarily invests in at least ten foreign countries, and limits in investments in any single company to no more than 5% of its assets at the time of purchase.

Dreyfus IP - Quality Bond Portfolio: Seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the portfolio normally invests at least 80% of net assets in bonds, including corporate bonds, mortgage-related securities, collateralized mortgage obligations, and asset-backed securities that, when purchased, are rated A or better or are at the unrated equivalent as determined by Dreyfus, and in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including Treasury inflation - protection securities (TIPS).

Dreyfus IP - Small Company Stock Portfolio: Seeks capital appreciation by investing, under normal circumstances, at least 80% of its assets in stocks of small companies. Small companies are those with market caps ranging from $250 million to $1.5 billion at the time of purchase. The portfolio may continue to hold the securities of companies as their market capitalizations grow, and, thus, at any given time, a substantial portion of the portfolio's holdings may have market capitalizations in excess of $1.5 billion.

Dreyfus IP - Special Value Portfolio: Seeks to maximize total return consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in stocks. The portfolio stock investments may include common stocks, preferred stocks and convertible securities of both the U.S. and foreign issuers, including those purchased in initial public offerings or shortly thereafter.


The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above-mentioned portfolios and funds. The principal distributor of the portfolios and funds is Dreyfus Services Corporation ("DSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166. The sub-adviser for the Appreciation Portfolio is Fayez Sarofim & Co.; the subadviser for the Special Value Portfolio is Jennison Associates, LLC; and the subadviser for the International Equity Portfolio is Newton Capital Management, Ltd.


==========================================================================================================
                                                         Investment                            Total
                                                         Management     12b-1     Other        Annual
                        Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------

 The Dreyfus Socially Responsible Growth
 Fund, Inc.                                                 0.75%         --       0.05%        0.80%
 Dreyfus Variable Investment Funds
 (Initial Shares)
   Dreyfus IP - Appreciation Portfolio (1)                  0.75%         --       0.03%        0.78%
   Dreyfus IP - Developing Leaders Portfolio
       (formerly Small Cap Portfolio) (1)                   0.75%         --       0.06%        0.81%
   Dreyfus IP - Disciplined Stock Portfolio (1)             0.75%         --       0.08%        0.83%
   Dreyfus IP - Growth and Income Portfolio (1)             0.75%         --       0.05%        0.80%
   Dreyfus IP - International Equity Portfolio (1)          0.75%         --       0.39%        1.14%
   Dreyfus IP - International Value Portfolio (1) (2)       1.00%         --       0.47%        1.47%
   Dreyfus IP - Quality Bond Portfolio (1)                  0.65%         --       0.07%        0.72%
   Dreyfus IP - Small Company Stock Portfolio (1)           0.75%         --       0.23%        0.98%
   Dreyfus IP - Special Value Portfolio (1) (3)             0.75%         --       0.24%        0.99%

==========================================================================================================

      (1) The expenses shown are for the fiscal year ended December 31, 2002. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.

      (2) The expenses shown above do not reflect the portfolio adviser's waiver of fees or reimbursement of expenses for the fiscal year ended December 31, 2002. With such waivers and reimbursements, the management fee, other expenses and total portfolio annual expenses were actually, as a percentage of assets: 0.93%, 0.47% and 1.40%, respectively.

      (3) The expenses shown above do not reflect Dreyfus' waiver of fees or reimbursement of expenses for the fiscal year ended December 31, 2002. With such waivers and reimbursements, the management fee, other expenses and total portfolio annual expenses were actually, as a percentage of assets: 0.68%, 0.24% and 0.92%, respectively. This waiver may not be applied in 2003.


Franklin(R) Templeton(R) Variable Insurance Products Trust
(Class 2 Shares)


Templeton Developing Markets Securities Fund: Seeks long-term capital appreciation by investing at least 80% of its net total assets in emerging market investments, primarily equity securities.

Templeton Foreign Securities Fund: Seeks long-term capital growth by investing at least 80% of its net assets in investments, primarily equity securities, of issuers located outside the U.S., including those in emerging markets.

Templeton Global Asset Allocation Fund: Seeks high total return by investing in equity securities of companies in any country, debt securities of companies and governments of any country, and in money market instruments. While the Fund's debt securities investments focus on those that are investment grade, the Fund also may invest in high-yield, lower-rated bonds.

Templeton Global Income Securities Fund: Seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies, located anywhere in the world, including emerging markets. While the Fund's debt securities investments focus on those that are investment grade, the Fund also may invest in high-yield, lower-rated bonds.

Templeton Growth Securities Fund: Seeks long-term capital growth by normally investing in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

Templeton Investment Counsel, LLC, Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, serves as the investment manager for the Templeton Foreign Securities Fund and the Templeton Global Asset Allocation Fund. Franklin Advisers, Inc., One Franklin Square, San Mateo, CA 94403, serves as the investment manager for Templeton Global Income Securities Fund. The investment manager for Templeton Developing Markets Securities Fund is Templeton Asset Management Ltd. ("TAML"). TAML has offices at 2 Exchange Square, Hong Kong. Templeton Global Advisers Limited ("TGAL") serves as an investment manager for Templeton Growth Securities Fund. TGAL has offices in Lyford Bay Nassau, N.P. Bahamas.

==========================================================================================================
                                                         Investment                            Total
                                                         Management     12b-1     Other        Annual
                        Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
 Franklin(R) Templeton(R) Variable Insurance
 Products Trust (Class 2 Shares)
   Templeton Developing Markets Securities Fund (1)         1.25%       0.25%      0.33%        1.83%
   Templeton Foreign Securities Fund (1) (2)                0.70%       0.25%      0.20%        1.15%
   Templeton Global Asset Allocation Fund (1) (2)           0.62%       0.25%      0.21%        1.08%
   Templeton Global Income Securities Fund (1) (3)          0.63%       0.25%      0.10%        0.98%
   Templeton Growth Securities Fund (1) (3)                 0.81%       0.25%      0.06%        1.12%
==========================================================================================================

      (1) The Fund's Class 2 distribution plan or "rule 12b-1plan" is described in the Fund's prospectus.

      (2) The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund's Board of Trustees and an exemptive order by the SEC. With the management fee reduction, the net annual expenses for the Class 2 shares of the Templeton Foreign Securities Fund and the Templeton Global Asset Allocation Fund were actually 1.13% and 1.06%, respectively.

      (3) The Fund administration fee is paid indirectly through the management fee.


INVESCO Variable Investment Funds, Inc.


VIF-Growth Fund: Seeks long-term capital growth and current income by normally investing at least 65% of its net assets in common stocks of large companies that are included in the Russell 1000 Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of at least $5 billion at the time of purchase.

VIF-Dynamics Fund: Seeks growth of capital by normally investing at least 65% of its net assets in common stocks of mid-sized companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase.

VIF-Core Equity Fund: Seeks to provide a high total return through both growth and current income by normally investing at least 80% of its net assets in common and preferred stocks. At least 50% of common and preferred stocks which the Fund holds will be dividend-paying. Although the Fund focuses on the stocks of larger companies with a history of paying dividends, it may also invest in companies that have not paid regular dividends. The Fund will normally invest up to 5% of its assets in debt securities, generally U.S. government bonds that are rated investment grade at the time of purchase.

VIF-Health Sciences Fund: Seeks capital growth by normally investing at least 80% of its net assets in the equity securities and equity-related instruments of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.

VIF-High Yield Fund: Seeks to provide a high level of current income by normally investing at least 80% of its net assets in a diversified portfolio of high yield corporate bonds rated below investment grade or bonds deemed by INVESCO to be of comparable quality, commonly known as "junk bonds," and preferred stock with below investment grade ratings or those deemed by INVESCO to be of comparable quality. These investments generally offer higher rates of return, but are riskier than investment in securities of issuers with higher credit ratings. A portion of the Fund's net assets may be invested in other securities such as corporate short-term notes, repurchase agreements, and money market funds.

VIF-Technology Fund: The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, various applied technologies, hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology.

VIF-Total Return Fund: Seeks to provide a high total return through both growth and current income by normally investing at least 65% of its net assets in a combination of common stocks of companies with a history of paying regular dividends and in debt securities. Debt securities include corporate obligations and obligations of the U.S. government and government agencies. Normally, at least 30% of the Fund's net assets will be invested in debt securities and at least 30% of the Fund's net assets will be invested in equity securities. The remaining assets of the Fund are allocated to other investment at INVESCO's discretion, based upon current business, economic, and market conditions.

VIF-Utilities Fund: Seeks growth of capital and current income by normally investing at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in utilities-related industries. These include, but are not limited to, companies that produce, generate, transmit, or distribute natural gas or electricity, as well as companies that provide telecommunications services, including local, long distance, and wireless.


INVESCO Funds Group, Inc. ("INVESCO") serves as the investment adviser and principal underwriter of each of the above-mentioned funds. INVESCO's principal business address is 4350 South Monaco Street, Denver, Colorado 80237.


==========================================================================================================
                                                         Investment                            Total
                                                         Management     12b-1     Other        Annual
                        Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
 INVESCO Variable Investment Funds, Inc.
   VIF-Core Equity Fund (1) (2)                             0.75%         --       0.37%        1.12%
   VIF-Dynamics Fund (1) (2)                                0.75%         --       0.37%        1.12%
   VIF- Growth Fund (1) (2) (3)                             0.85%         --       1.52%        2.37%
   VIF-Health Sciences Fund (1) (2)                         0.75%         --       0.32%        1.07%
   VIF-High Yield Fund (1) (2)                              0.60%         --       0.45%        1.05%
   VIF-Technology Fund (1) (2)                              0.75%         --       0.36%        1.11%
   VIF-Total Return Fund (1) (2) (3)                        0.75%         --       0.59%        1.34%
   VIF-Utilities Fund (1) (2) (3)                           0.60%         --       0.58%        1.18%
==========================================================================================================

      (1) The Fund's actual Other Expenses and Total Annual Expenses were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.

      (2) Effective June 1, 2002, INVESCO is entitled to reimbursement from the Fund for fees and expenses absorbed pursuant to a voluntary expense limitation commitment between INVESCO and the Fund, if such reimbursements do not cause the Fund to exceed expense limitations and the reimbursement is made within three years after INVESCO incurred the expense. The voluntary expense limitations may be changed at any time following consultation with the Board of Directors.

      (3) Certain expenses of the Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors. After absorption, but excluding any offset arrangements, the Fund's Other Expenses and Total Annual Expenses were 0.66% and 1.51% - VIF-Growth Fund; 0.40% and 1.15% - VIF-Total Return Fund; and 0.55% and 1.15% - VIF-Utilities Fund.

Janus Aspen Series
(Institutional Shares)


Balanced Portfolio: Seeks long-term capital growth consistent with preservation of capital and balanced by current income, by typically investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

Flexible Income Portfolio: Seeks maximum total return consistent with preservation of capital by investing primarily in income-producing securities.

Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

Mid Cap Growth Portfolio (formerly Aggressive Growth Portfolio): Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalizations fall, at the time of purchase, in the 12-month average of the capitalization ranges of the Russell Mid Cap Growth Index.

Worldwide Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of foreign and domestic issuers.


Janus Capital Management LLC ("Janus Capital") serves as the investment adviser. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.


==========================================================================================================
                                                         Investment                            Total
                                                         Management     12b-1     Other        Annual
                        Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
 Janus Aspen Series (Institutional Shares)
   Balanced Portfolio  (1)                                 0.65%         --      0.02%         0.67%
   Flexible Income Portfolio (1)                           0.61%         --      0.05%         0.66%
   Growth Portfolio (1)                                    0.65%         --      0.02%         0.67%
   International Growth Portfolio (1)                      0.65%         --      0.09%         0.74%
   Mid Cap Growth Portfolio (formerly Aggressive
      Growth Portfolio) (1)                                0.65%         --      0.02%         0.67%
   Worldwide Growth Portfolio (1)                          0.65%         --      0.05%         0.70%
==========================================================================================================

      (1) Expenses are based upon expenses for the year ended December 31, 2002. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements.


J.P. Morgan Series Trust II


JPMorgan Bond Portfolio: Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity by investing at least 80% of the value of its assets in debt instruments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities that are believed to have the potential to provide a high total return over time.

JPMorgan U.S. Large Cap Core Equity Portfolio (formerly JPMorgan U.S. Disciplined Equity Portfolio): Seeks to provide high total return from a portfolio of selected equity securities by investing at least 80% of the value of its assets in large- and medium-capitalization U.S. companies.

JPMorgan International Opportunities Portfolio: Seeks to provide high total return from a portfolio of equity securities of foreign companies by investing primarily in companies from developed markets other than the U.S. The portfolio's assets may also be invested to a limited extent in companies from emerging markets.

JPMorgan Small Company Portfolio: Seeks to provide high total return from a portfolio of small company stocks by investing at least 80% of the value of its assets in small U.S. companies whose market capitalizations are equal to those within the universe of the S&P SmallCap 600 Index stocks.


J.P. Morgan Investment Management Inc. ("Morgan") serves as the investment adviser to each of the above-mentioned portfolios. Morgan's principal business address is 522 Fifth Avenue, New York, New York 10036.


==========================================================================================================
                                                         Investment                            Total
                                                         Management     12b-1     Other        Annual
                        Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
 J.P. Morgan Series Trust II
   JPMorgan Bond Portfolio                                  0.30%         --       0.45%        0.75%
   JPMorgan U.S. Large Cap Core Equity Portfolio
      (formerly JPMorgan U. S. Disciplined Equity
       Portfolio)                                           0.35%         --       0.50%        0.85%
   JPMorgan International Opportunities Portfolio (1)       0.60%         --       0.92%        1.52%
   JPMorgan Small Company Portfolio (1)                     0.60%         --       0.56%        1.16%
==========================================================================================================

      (1) The information in the foregoing table has been restated to reflect an agreement by JPMorgan Chase Bank, an affiliate of Morgan, to reimburse the trust to the extent certain expenses exceed in any fiscal year 1.20% of the average daily net assets of the JPMorgan International Opportunities Portfolio and 1.15% of the average daily net assets of the JPMorgan Small Company Portfolio. The net expenses for the JPMorgan International Opportunities Portfolio and the JPMorgan Small Company Portfolio were 1.20% and 1.15%, respectively.


Lazard Retirement Series, Inc.


Lazard Retirement Emerging Markets Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries that the Investment Manager believes are undervalued.

Lazard Retirement Equity Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large U.S. companies with market capitalizations in the range of the S&P 500(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Lazard Retirement International Equity Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE(R)) Index that the Investment Manager believes are undervalued.

Lazard Retirement Small Cap Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000(R) Index that the Investment Manager believes are undervalued.


Lazard Asset Management ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios. Lazard's principal business address is 30 Rockefeller Plaza, New York, New York 10112.


==========================================================================================================
                                                         Investment                            Total
                                                         Management     12b-1     Other        Annual
                        Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
 Lazard Retirement Series, Inc.
   Emerging Markets Portfolio (1)                           1.00%         0.2      2.67%        3.92%
   Equity Portfolio (1)                                     0.75%         0.2      2.74%        3.74%
   International Equity Portfolio (1)                       0.75%         0.2      0.65%        1.65%
   Small Cap Portfolio (1)                                  0.75%         0.2      0.42%        1.42%
==========================================================================================================

      (1) Reflects a contractual obligation by the Investment Manager to waive its fee and/or reimburse the Portfolio through December 31, 2003, to the extent Total Annual Expenses exceed 1.60%, 1.25%, 1.25% and 1.25%for the Emerging Markets, Equity, International Equity and Small Cap Portfolios, respectively. Net annual expenses for the portfolios were as follows: Emerging Markets Portfolio - 1.60%; Equity Portfolio - 1.25%; International Equity - 1.25% and Small Cap
            - 1.25%.


MFS(R) Variable Insurance Trust(sm)
(Initial Class Shares)


MFS Bond Series: Seeks mainly to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect shareholders' capital by investing at least 80% of its net assets in fixed income securities such as corporate bonds, U.S. government securities and mortgage-backed and asset-backed securities. The series may also invest in derivative securities.

MFS Emerging Growth Series: Seeks to provide long-term growth of capital by investing at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

MFS High Income Series: Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The series invests, under normal market conditions, at least 80% of its net assets in high income fixed income securities.

MFS Investors Trust Series: Seeks to provide long-term growth of capital and secondarily to provide reasonable current income by investing at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Strategic Income Series: Seeks to provide high current income and capital appreciation by investing at least 65% of its net assets in U.S. government securities and foreign government securities.

MFS Total Return Series: Seeks to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The series invests, under normal market conditions, at least 40%, but not more than 75%, of its net assets in common stocks and related securities such as preferred stock, bonds, warrants and depositary receipts for those securities. In addition, the series invests at least 25% of its net assets in non-convertible fixed income securities.

MFS Utilities Series: Seeks to provide capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry.


The investment adviser for each series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116.


==========================================================================================================
                                                         Investment                            Total
                                                         Management     12b-1     Other        Annual
                        Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
 MFS(R) Variable Insurance TrustSM
 (Initial Class Shares)
   MFS Bond Series (1) (2)                                  0.60%         --       0.32%        0.92%
   MFS Emerging Growth Series (1)                           0.75%         --       0.11%        0.86%
   MFS High Income Series (1) (2)                           0.75%         --       0.15%        0.90%
   MFS Investors Trust Series (1)                           0.75%         --       0.13%        0.88%
   MFS Research Series (1)                                  0.75%         --       0.12%        0.87%
   MFS Strategic Income Series (1) (2)                      0.75%         --       0.35%        1.10%
   MFS Total Return Series (1)                              0.75%         --       0.11%        0.86%
   MFS Utilities Series (1)                                 0.75%         --       0.19%        0.94%
==========================================================================================================

      (1) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 0.85% for Emerging Growth Series; 0.87% for Investors Growth Stock Series; 0.86% for Research Series; and 0.93% for Utilities Series.

      (2) MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that each series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% annually for each series except the money market series, which will not exceed 0.10%. (Note that the High Income Series' "Other Expenses" are currently 0.15% and the series is reimbursing MFS).


Neuberger Berman Advisers Management Trust


AMT Balanced Portfolio: Seeks long-term capital growth and reasonable current income without undue risk to principal by allocating its assets between stocks - primarily those of mid-capitalization companies - and short-term fixed-income securities from U.S. government and corporate issuers.

AMT Growth Portfolio: Seeks growth of capital by investing mainly in stocks of mid-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries.

AMT Limited Maturity Bond Portfolio: Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

AMT Partners Portfolio: Seeks growth of capital by investing mainly in common stocks of mid to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for well-managed companies whose stock prices are believed to be undervalued.


Neuberger Berman Management Inc. ("NBMI") serves as the investment manager of the portfolios and is also the principal underwriter of the portfolios. NBMI's principal business address is 605 Third Avenue, New York, New York 10158-0180.


==========================================================================================================
                                                         Investment                            Total
                                                         Management     12b-1     Other        Annual
                        Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
 Neuberger Berman Advisers
 Management Trust ("AMT")
   AMT Balanced Portfolio                                   0.85%         --       0.27%        1.12%
   AMT Growth Portfolio                                     0.85%         --       0.11%        0.96%
   AMT Limited Maturity Bond Portfolio                      0.65%         --       0.11%        0.76%
   AMT Partners Portfolio                                   0.83%         --       0.08%        0.91%
==========================================================================================================


The Royce Capital Fund


Royce Micro-Cap Portfolio: Seeks long-term growth of capital primarily by investing in a broadly diversified portfolio of equity securities of micro-cap companies (companies with stock market capitalizations below $400 million).

Royce Small-Cap Portfolio: Seeks long-term growth and secondarily current income by investing in a limited number of equity securities issued by small companies with stock market capitalizations $2 billion and below.


Royce & Associates, LLC ("Royce") serves as the investment manager of the portfolios. Royce's principal business address is 1414 Avenue of the Americas, New York, New York 10019.


==========================================================================================================
                                                         Investment                            Total
                                                         Management     12b-1     Other        Annual
                        Funds                                Fee         Fees    Expenses     Expenses
----------------------------------------------------------------------------------------------------------
 Royce Capital Fund
   Royce Micro-Cap Portfolio (1)                            1.25%         --       0.17%        1.42%
   Royce Small-Cap Portfolio (1)                            1.00%         --       1.20%        2.20%
==========================================================================================================

      (1) Royce & Associates, Inc., the Funds' investment adviser, has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds' Net Annual Operating Expenses ratio at or below: 1.35% through December 31, 2002 for the Royce Micro-Cap Portfolio and 1.99% through December 31, 2010 for the Royce Small-Cap Portfolio.

Scudder Variable Series I
(Classes A and B Shares)


Balanced Portfolio: Seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities.

Bond Portfolio: Seeks to provide a high level of income consistent with a high quality portfolio of debt securities by using a flexible investment program that emphasizes high-grade bonds.

Capital Growth Portfolio: Seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies.

Global Discovery Portfolio: Seeks above-average capital appreciation over the long-term by investing primarily in the equity securities of small companies located throughout the world. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies.

Growth And Income Portfolio: Seeks long-term growth of capital, current income and growth of income by investing at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies.

International Portfolio: Seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics.

========================================================================================================
                                                        Investment                            Total
                                                        Management    12b-1      Other        Annual
                        Funds                               Fee        Fees    Expenses      Expenses
--------------------------------------------------------------------------------------------------------
 Scudder Variable Series I
 (Class A and B Shares)
   Balanced Portfolio (Class A)                            0.48%         --      0.08%         0.56%
   Bond Portfolio (Class A)                                0.48%         --      0.07%         0.55%
   Capital Growth Portfolio (Class B) (1)                  0.47%       0.25%     0.19%         0.91%
   Global Discovery Portfolio (Class B) (1) (2)            0.98%       0.25%     0.36%         1.59%
   Growth and Income Portfolio (Class B) (1)               0.48%       0.25%     0.24%         0.97%
   International Portfolio (Class B) (1)                   0.87%       0.25%     0.31%         1.43%
========================================================================================================

      (1) The other expenses category for the Class B shares has been restated to reflect an estimated increase in expenses for that class resulting from new compensation arrangements with certain participating insurance companies for record keeping as approved by the Trustees of the Fund.

      (2) Pursuant to their respective agreement with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the Class B shares of the Scudder Global Discovery Portfolio to 1.65%.


Scudder Variable Series II


Scudder Blue Chip Portfolio: Seeks growth of capital and income by investing at least 80% of net assets in common stocks of large U.S. companies (similar in size to the S&P 500 Index).

Scudder Contrarian Value Portfolio: Seeks to achieve a high rate of total return. The portfolio normally invests at least 65% of total assets in common stocks and other equity securities of large U.S. companies (similar in size to the Russell 1000 Value Index) that the portfolio managers believe are undervalued.

Scudder Government Securities Portfolio: Seeks high current return consistent with preservation of capital. The portfolio normally invests at least 80% of net assets in U.S. government securities and repurchase agreements of U.S. government securities.

Scudder Growth Portfolio: Seeks maximum appreciation of capital. The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies (similar in size to the Russell 1000 Growth Index) that have strong product lines, effective management and leadership positions within core markets.

Scudder High-Income Portfolio (formerly Scudder High-Yield Portfolio): Seeks to provide a high level of current income by investing at least 65% of net assets in lower rated, high yield/high risk fixed-income securities, often called junk bonds.

Scudder International Select Equity Portfolio: Seeks long-term capital appreciation by investing at least 80% of net assets in equity securities. At least 50% of the portfolio assets will be in securities represented in the MSCI EAFE Index.

Scudder Fixed Income Portfolio (formerly Scudder Investment Grade Bond Portfolio): Seeks high current income by investing primarily in a diversified portfolio of fixed-income securities. This portfolio normally invests at least 80% of net assets in bonds of the top four grades of credit quality.

Scudder Small Cap Growth Portfolio: Seeks maximum appreciation of investor's capital by investing at least 80% of net assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index.

Scudder Total Return Portfolio: Seeks a high total return, a combination of income and capital appreciation, by investing in a combination of growth stocks and bonds.

SVS Dreman Small Cap Value Portfolio: Seeks long-term capital appreciation by investing at least 80% of net assets in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Index.

SVS Focus Value+Growth Portfolio: Seeks growth of capital through a portfolio of growth and value stocks. The Portfolio normally invests at least 65% of total assets in U.S. common stocks.


The asset manager of the portfolios is Deutsche Investment Management Americas Inc. ("Deutsche"). Deutsche's principal business address is 345 Park Avenue, New York, New York 10154.


========================================================================================================
                                                        Investment                            Total
                                                        Management    12b-1      Other        Annual
                        Funds                               Fee        Fees    Expenses      Expenses
--------------------------------------------------------------------------------------------------------
 Scudder Variable Series II
   Scudder Blue Chip Portfolio (1)                          0.65%       --        0.04%        0.69%
   Scudder Contratrian Value Portfolio (1)                  0.75%       --        0.04%        0.79%
   Scudder Government Securities Portfolio                  0.55%       --        0.04%        0.59%
   Scudder Growth Portfolio                                 0.60%       --        0.04%        0.64%
   Scudder High-Income Portfolio (formerly
       Scudder High-Yield Portfolio)                        0.60%       --        0.06%        0.66%
   Scudder International Select Equity                      0.75%       --        0.10%        0.85%
   Scudder Fixed Income Portfolio (formerly
       Investment Grade Bond Portfolio) (1)                 0.60%       --        0.05%        0.65%
   Scudder Small Cap Growth Portfolio                       0.65%       --        0.06%        0.71%
   Scudder Total Return Portfolio                           0.55%       --        0.03%        0.58%
   SVS Dreman Small Cap Value Portfolio (1)                 0.75%       --        0.06%        0.81%
   SVS Focus Value+Growth Portfolio (1)                     0.75%       --        0.06%        0.81%
========================================================================================================

      (1) Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the Class A shares to the amount set forth after the portfolio name: SVS Focus Value+Growth (0.84%); Scudder Contrarian Value (0.80%); SVS Dreman Small Cap Value (0.84%); Scudder Fixed Income (0.80%); Scudder Blue Chip (0.95%).


The Strong Funds


Strong Mid Cap Growth Fund II: Invests, under normal conditions, at least 80% of its net assets in stocks of medium-capitalization companies that the Fund's managers believe have favorable prospects for growth of earnings and capital appreciation.

Strong Opportunity Fund II: Invests, under normal conditions, primarily in stocks of medium capitalization companies that the Fund's managers believe are underpriced, yet have attractive growth prospects.


The investment adviser for each fund is Strong Capital Management, Inc. ("Strong"). Strong's principal business address is P.O. Box 2936, Milwaukee, Wisconsin 53201.


========================================================================================================
                                                        Investment                            Total
                                                        Management    12b-1      Other        Annual
                        Funds                               Fee        Fees    Expenses      Expenses
--------------------------------------------------------------------------------------------------------
 The Strong Funds
   Strong Mid Cap Growth Fund II (1) (2)                   0.75%         --      0.72%         1.47%
   Strong Opportunity Fund II (1) (2)                      0.75%         --      0.63%         1.38%
========================================================================================================

      (1) The Funds each have breakpoint schedules under which the management fee will decrease on Fund net assets above designated levels.

      (2) The Funds participated in a program under which they received a credit for part of the brokerage commission paid in transactions with participating brokers. These credits were applied to the Fund's Other Expenses that were not attributable to Strong or its affiliates. Total Annual Operating Expenses do not reflect these credits or voluntary waivers of fees and/or expense absorptions. After giving effect to these credits and with waivers and/or absorptions, Total Annual Operating Expenses were 1.17% and 1.10% for the Strong Mid Cap Growth Fund II and the Strong Opportunity Fund II, respectively. We can modify or terminate voluntary waivers and/or absorptions at any time.


T. Rowe Price Equity Series, Inc.


Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital by investing in the common stocks of established companies. T. Rowe Price will normally invest at least 80% of the fund's net assets in common stocks, with 65% in the common stocks of well established companies paying above-average dividends.

Mid-Cap Growth Portfolio: Seeks long-term capital appreciation by investing primarily in mid-cap stocks with potential for above -average earnings growth. At least 80% of net assets will be invested in a diversified portfolio of common stocks of medium-sized companies (mid-cap) companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. Mid-cap companies are defined as those with a market capitalization within the range of companies in either the S&P 400 Mid-Cap Index or the Russell Midcap Growth Index.

New America Growth: Seeks long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America." The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector's contribution to GDP from year to year.

Personal Strategy Balanced Portfolio: Seeks the highest total return over time, with an emphasis on both capital growth and income by investing in a diversified portfolio typically consisting of 60% stocks, 30% bonds, and 10% money market securities.

T. Rowe Price International Series, Inc.

International Stock Portfolio: Seeks to provide long-term growth of capital through investments primarily in the common stocks of established companies based outside the United States. Normally, at least 80% of the fund's net assets will be invested in stocks.

T. Rowe Price Fixed Income Series, Inc.

Limited-Term Bond Portfolio: Seeks a high level of income consistent with moderate fluctuations in principal value. The portfolio normally invests at least 80% of net assets in bonds and 65% of total assets in short- and intermediate-term bonds. At least 90% of the fund's portfolio will consist of investment grade securities.


The investment manager for each portfolio, except the International Stock Portfolio, is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price International, Inc. ("Price International"), an indirect subsidiary of T. Rowe Price, serves as investment adviser to the International Stock Portfolio and its U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202.


========================================================================================================
                                                        Investment                            Total
                                                        Management    12b-1      Other        Annual
                        Funds                               Fee        Fees    Expenses      Expenses
--------------------------------------------------------------------------------------------------------
 T. Rowe Price Variable Funds
   Equity Income Portfolio (1)                              0.85%         --      0.00%        0.85%
   International Stock Portfolio (1)                        1.05%         --      0.00%        1.05%
   Limited-Term Bond Portfolio (1)                          0.70%         --      0.00%        0.70%
   Mid-Cap Growth Portfolio (1)                             0.85%         --      0.00%        0.85%
   New America Growth Portfolio (1)                         0.85%         --      0.00%        0.85%
   Personal Strategy Balanced Portfolio (1)                 0.90%         --      0.00%        0.90%
========================================================================================================

      (1) Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the fund's independent directors.


Certain Funds have investment objectives and policies closely resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available Fund. That prospectus will describe the Fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the Fund prospectuses together with this supplement and the GVUL product prospectus. As with all mutual funds, a Fund may not meet its investment objective. Subject to applicable law, Prudential may stop offering one or more funds or may substitute a different mutual fund for any Fund.

Each Fund has provided Prudential with information about its management fees and other expenses. Except for the Series Fund, Prudential has not verified that information independently.

                          Supplement Dated May 1, 2003
                         to Prospectus Dated May 1, 2003
                   For Group Variable Universal Life Insurance

This document is a supplement to the prospectus dated May 1, 2003 (the "prospectus") for the Group Variable Universal Life Insurance Contract and Certificates that Prudential offers to you. This supplement is not a prospectus, and must be accompanied by the prospectus.

The Funds

Set out below is a list of each available Fund, its investment objective, and principal strategies, investment management fees and other expenses, and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

Fund Names and Objectives

The Prudential Series Fund, Inc.


Diversified Bond Portfolio: Seeks a high level of income over a longer term while providing reasonable safety of capital.

Equity Portfolio: Seeks long-term growth of capital

Flexible Managed Portfolio: Seeks a high total return consistent with an aggressively managed diversified portfolio.

Global Portfolio: Seeks long-term growth of capital.

Jennison Portfolio: Seeks long-term growth of capital.

Money Market Portfolio: Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.

Stock Index Portfolio: Seeks investment results that generally correspond to the performance of publicly-traded common stocks.

Value Portfolio: Seeks capital appreciation.


Franklin(R) Templeton(R) Variable Insurance Products Trust (Class 2 Shares)


Templeton Foreign Securities Fund: Seeks long-term capital growth by investing at least 80% of its net assets in investments, primarily equity securities, of issuers located outside the U.S., including those in emerging markets.


Janus Aspen Series

(Institutional Shares)


Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.


Lazard Retirement Series, Inc.


Lazard Retirement Small Cap Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000(R) Index that the Investment Manager believes are undervalued.


MFS(R) Variable Insurance Trust(SM)
(Initial Class Shares)


MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.


Scudder Variable Series II


Scudder High-Income Portfolio (formerly Scudder High-Yield Portfolio): Seeks to provide a high level of current income by investing at least 65% of net assets in lower rated, high yield/high risk fixed-income securities, often called junk bonds.


T. Rowe Price Equity Series, Inc.


Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital by investing in the common stocks of established companies. T. Rowe Price will normally invest at least 80% of the fund's net assets in common stocks, with 65% in the common stocks of well established companies paying above-average dividends.

New America Growth: Seeks long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America." The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector's contribution to GDP from year to year.

Fund Fees and Expenses


===============================================================================================================
                                                        Investment                                     Total
                                                        Management        12b-1         Other         Annual
                        Funds                               Fee            Fees       Expenses       Expenses
---------------------------------------------------------------------------------------------------------------
 Prudential Series Fund,  Inc.
 (Class I Shares)
   Diversified Bond Portfolio                              0.40%           0.00%         0.04%         0.44%
   Equity Portfolio                                        0.45%           0.00%         0.03%         0.48%
   Flexible Managed Portfolio                              0.60%           0.00%         0.03%         0.63%
   Global Portfolio                                        0.75%           0.00%         0.07%         0.82%
   Jennison Portfolio                                      0.60%           0.00%         0.01%         0.61%
   Money Market Portfolio                                  0.40%           0.00%         0.03%         0.43%
   Stock Index Portfolio                                   0.35%           0.00%         0.02%         0.37%
   Value Portfolio                                         0.40%           0.00%         0.03%         0.43%
---------------------------------------------------------------------------------------------------------------
 Franklin Templeton Variable
 Insurance Products Trust
 (Class 2 Shares)
   Templeton Foreign Securities Fund (1) (2)               0.70%           0.25%         0.20%         1.15%
---------------------------------------------------------------------------------------------------------------
 Janus Aspen Series
 (Institutional Shares)
   Growth Portfolio (3)                                    0.65%           0.00%         0.02%         0.67%
   International Growth Portfolio (3)                      0.65%           0.00%         0.09%         0.74%
---------------------------------------------------------------------------------------------------------------
 Lazard Retirement Series, Inc.
   Small Cap Portfolio (4)                                 0.75%           0.25%         0.42%         1.42%
---------------------------------------------------------------------------------------------------------------
 MFS Variable Insurance Trust
 (Initial Class Shares)
   MFS Research Series (5)                                 0.75%           0.00%         0.12%         0.87%
---------------------------------------------------------------------------------------------------------------
 Scudder Variable Series II
   Scudder High-Income Portfolio (formerly
      Scudder High-Yield Portfolio)                        0.60%           0.00%         0.06%         0.66%
---------------------------------------------------------------------------------------------------------------
 T. Rowe Price Variable Funds
   Equity Income Portfolio (6)                             0.85%           0.00%         0.00%         0.85%
   New America Growth Portfolio (6)                        0.85%           0.00%         0.00%         0.85%
===============================================================================================================

(1) The Fund's Class 2 distribution plan or "rule 12b-1plan" is described in the Fund's prospectus.

(2) The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund's Board of Trustees and an exemptive order by the SEC. With the management fee reduction, the net annual expenses for the Class 2 shares of the Templeton Foreign Securities Fund were actually 1.13%.

(3) Expenses are based upon expenses for the year ended December 31, 2002. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements.

(4) Reflects a contractual obligation by the Investment Manager to waive its fee and/or reimburse the Portfolio through December 31, 2003, to the extent Total Annual Portfolio Operating Expenses exceed 1.25%.

(5) The series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for the Research Series and would equal 0.86%.

(6) Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the fund's independent directors.


Fund Advisers


Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), serves as the overall investment adviser for The Prudential Series Fund, Inc. (the "Series Fund"). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $86.1 billion. The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI alsi is responsible for allocation assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% top 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

Jennison Associates LLC ("Jennison"), serves as the subadviser to the Global, Jennison and Value Portfolios. Jennison also serves as the subadviser for a portion of the assets of the Equity Portfolio. Jennison's business address is 466 Lexington Avenue, New York, NY 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2002, Jennison had approximately $48 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the Diversified Bond, Money Market and Stock Index Portfolios. PIM is a wholly owned subsidiary of Prudential Financial. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

GE Asset Management, Incorporated ("GEAM") serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. Its address is 3003 Summer Street, Stamford, CT 06904. As of December 31, 2002, GEAM oversees in excess of $171 billion under management.

Salomon Brothers Asset Management, Inc. ("Salomon") serves as a subadviser to a portion of the assets of the Equity Portfolio. Salomon is part of the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of December 31, 2002, Salomon managed more than $34 billion in total assets, Salomon's address is 399 Park Avenue, New York, NY 10022.

Templeton Investment Counsel, LLC, Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, serves as the investment manager for the Templeton Foreign Securities Fund.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

Lazard Asset Management ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter to the above-mentioned portfolio. Lazard's principal business address is 30 Rockefeller Plaza, New York, New York 10112.

The investment adviser for the MFS Research Series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

The asset manager of the Scudder High-Income Portfolio (formerly Scudder High-Yield Portfolio) is Deutsche Investment Management Americas Inc. ("Deutsche"). Deutsche's principal business address is 345 Park Avenue, New York, New York 10154.

The investment manager for the T. Rowe Price portfolios is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.


Your enrollment kit gives more information about the past performance of each investment option. This past performance is no guarantee of future results.

Certain funds have investment objectives and policies resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available fund. That prospectus will describe the fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the fund prospectuses together with the GVUL product prospectus and this supplement. As with all mutual funds, a fund may not meet its investment objective. Subject to applicable law, Prudential may stop offering one or more funds or may substitute a different mutual fund for any fund. Each fund has provided Prudential with information about its management fees and other expenses. Except for The Prudential Series Fund, Inc. Prudential has not verified that information independently.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section in the Prospectus.

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2003

The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

                          GROUP VARIABLE UNIVERSAL LIFE

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the current Group Variable Universal Life Prospectus for the Group Contracts offered by The Prudential Insurance Company of America ("Prudential Insurance"), for insurance programs that are sponsored by groups. You may obtain a copy of the Prospectus without charge by calling us at 1-800-562-9874.

This SAI, as amended or supplemented from time to time, sets forth information which may be of interest to investors, but which is not necessarily included in the Group Variable Universal Life Prospectus dated May 1, 2003, as supplemented from time to time.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

The Prudential Insurance Company of America ..................................2
The Prudential Variable Contract Account GI-2 ................................2
Principal Underwriter.........................................................2
Sale of The Contract and Sales Commissions ...................................2
State Regulation .............................................................3
ERISA Considerations .........................................................3
Performance Data..............................................................5
Ratings and Advertisements....................................................5
Premiums .....................................................................5

         Processing Premium Payments .........................................5
         Information in Good Order ...........................................6
         Rules That Apply ....................................................6

Services Performed by Third Parties...........................................6
Experts.......................................................................7
Financial Statements..........................................................7

This SAI includes the consolidated financial statements of Prudential Insurance, which should be considered only as bearing upon Prudential Insurance's ability to meet its obligations under the Group Variable Universal Life Contracts. Also included are the financial statements of The Prudential Variable Contract Account GI-2 (the "Separate Account").

                   The Prudential Insurance Company of America
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                             Telephone: 800-562-9874

                                                     [PRUDENTIAL FINANCIAL LOGO]

The Prudential Insurance Company of America

The Prudential Insurance Company of America ("Prudential Insurance") is a New Jersey stock life insurance company founded in 1875 under the laws of the State of New Jersey and is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential Insurance is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential Insurance. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential Insurance may owe under the Contracts.

The Prudential Variable Contract Account GI-2


The Prudential Variable Contract Account GI-2 (the "Separate Account") was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a "separate account" under the federal securities laws. There are currently 136 Subaccounts within the Separate Account, each of which invests in a corresponding Fund from among the 136 variable investment options available under the Group Variable Universal Life contracts.


The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential Insurance. Prudential Insurance is also the legal owner of the assets in the Separate Account. Prudential Insurance will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. In addition to these assets, the Separate Account's assets may include funds contributed by Prudential Insurance to commence operation of the Separate Account and may include accumulations of the charges Prudential Insurance makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential Insurance's general account. Before making any such transfer, Prudential Insurance will consider any possible adverse impact the transfer might have on the Separate Account. The assets held in the Separate Account are segregated from all of Prudential Insurance's other assets and may not be charged with liabilities which arise from any other business Prudential Insurance conducts.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential Insurance. Prudential Insurance reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

Principal Underwriter

Prudential Investment Management Services LLC ("PIMS") acts as the principal underwriter of the Group Variable Universal Life Contracts and Certificates. PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker-dealer under the federal securities laws. PIMS is also a member of the National Association of Securities Dealers, Inc. PIMS' principal business address is 100 Mulberry Street, Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

Sale Of The Contract And Sales Commissions

The Group Variable Universal Life Contracts and Certificates are sold by persons who are registered representatives of PIMS and who are also authorized by state insurance departments. The Group Variable Universal Life Contracts and Certificates may also be sold through other broker-dealers authorized by PIMS and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than the basis described below.

The maximum commission that Prudential Insurance will pay to the representative upon the purchase of the Contract is 15% of the premium payment received over the term of the premium rate guaranteed period. The amount Prudential Insurance will pay to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 15% of the premium payment over the term of the premium rate guaranteed period. Prudential Insurance may require the representative to return all of the first year commission if the Group Variable Universal Life Contract is not continued through the first year. Sales representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Variable Universal Life Contract will be eligible for additional bonus compensation from Prudential Insurance. Generally, Prudential Insurance will pay PIMS a commission of no more than 15% of the premium payment. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Variable Universal Life Contract. In total, they will not exceed 15% of the premium payment over the term of the premium rate guaranteed period. During 2002, 2001 and 2000, $14,259, $9,960 and $0, respectively were paid to PIMS for its services as principal underwriter. During 2002, 2001, and 2000, PIMS retained none of those commissions.


The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in the federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in the federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days' written notice to the other party.

Sales expenses in any year are not equal to the sales charge in that year. Prudential Insurance may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential Insurance's surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

State Regulation

Prudential Insurance is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Variable Universal Life Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

ERISA Considerations

If the Group Variable Universal Life Contract is treated as or acquired by an "employee benefit plan," as defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain legal requirements may apply.

Definition of an Employee Benefit Plan

An "employee benefit plan" includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees-- "pension" plans or "welfare" plans.

A "pension plan" includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term "pension plan" includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a "401(k) plan"), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A "welfare plan" includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

Group Contracts as Employee Benefit Plans

Regulations issued by the United States Department of Labor ("Labor") clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered "employee benefit plans" for purposes of ERISA). Among other exceptions, "group" or "group-type insurance programs" offered by an insurer to employees of an employer will not be a "plan" where:

      o     no contributions are made by the employer for the coverage;

      o     participation in the program is completely voluntary for employees;

      o the "sole" function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

      o the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an "employee benefit plan" (either a pension or a welfare plan) subject to the requirements of ERISA.

Investment of Plan Assets in a Group Contract

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

Fiduciary/Prohibited Transaction Requirements Under ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) "parties in interest" (as defined under ERISA) or "disqualified persons" (as defined under tax law) and (2) "fiduciaries" with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Variable Universal Life Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

      o     the relationship between the agent and the insurer;

      o a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange or termination of the Group Contract; and

      o     the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the Charges and Expenses section of the Group Variable Universal Life Prospectus.

Execution of a Group Contract by a Group Contractholder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

Performance Data


Average Annual Total Returns for all active funds under the Group Variable Universal Life contracts are computed quarterly and distributed to Group Contractholders to be made available to participants. These returns depict the separate account's performance as if it had invested in the funds since each fund's inception date. The performance information represents past performance, and is no guarantee of future results. The amounts shown reflect the current daily charges for mortality and expense risk, which is equivalent to an effective annual charge of 0.45%. The rates of return reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and expenses. The rates of return do not reflect product-related charges or administrative charges, such as charges for tax attributable to premiums or administrative expenses, processing fees, Cost of Insurance and additional benefits and transaction charges. If such charges were reflected, the performance quoted would be significantly lower. The Returns must be preceeded or accompanied by a Group Variable Universal Life prospectus. A Personalized Illustration of death benefits and cash surrender values will reflect the Cost of Insurance and other charges not reflected in the quarterly performance returns, and can be obtained by contacting the Prudential Insurance Group Variable Universal Life Customer Service Center.


Ratings And Advertisements

Independent financial rating services, including Moody's, Standard & Poors, Duff & Phelps and A.M. Best Company, rate Prudential Insurance. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Premiums

Processing Premium Payments - Participants designate what portion of the Premium payments made on their behalf should be invested in the Subaccounts (as defined in the GVUL Prospectus). Prudential Insurance will invest subsequent Premium payments made for a Participant as of the end of the Business Day such amounts, together with Premium payment information in good order, are received.

Information in Good Order: Premium payment dollars received from the Group Contractholder via payroll deduction, must be accompanied by (or preceded by) information in a format specified by Prudential Insurance, that enables Prudential Insurance to confirm the allocation of the entire payment to the individual participant's accounts. When Prudential Insurance so confirms, the contribution is in "good order". Until good order is achieved, dollars received will be held (on your behalf) in an account that does not bear interest. Proper information must be received within 30 Business Days of the initial deposit date. If this information is not received within 30 days, the Premium payment will be returned. Premium payments received in good order will be applied same day. The cut-off time for same day processing is generally 4 PM Eastern Time, such earlier time that the New York Stock Exchange may close or such earlier time applicable to a particular Subaccount.


Initial Payment - Prudential Insurance will hold any premium payment that it receives prior to the Certificate Date in non-interest bearing account (on your behalf). Prudential Insurance will not pay interest on those amounts. If Prudential Insurance receives a premium payment before approving your enrollment under the Group Contract, Prudential Insurance will notify the Group Contractholder and request proper enrollment information. If the proper enrollment information is not received within 30 days, the payment will be returned.

Free Look - Prudential Insurance will invest any Net Premiums received during the first 20 days in the Fixed Account. Prudential Insurance will leave the Net Premiums in the Fixed Account for those first 20 days. After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected. (Under some Group Contracts, Prudential Insurance would invest the Net Premiums in the Series Fund Money Market Portfolio instead of the Fixed Account).

Subsequent Payments - Subsequent premium payments received after the Free Look period will be credited the same day that information is received in "good order".

Enrollment / No Allocation - If Prudential Insurance has not received complete instructions on how you want Net Premium invested, the Net Premium will be invested in the Fixed Account until allocation information is received. (Again, under some Group Contracts, Prudential Insurance would use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

Rules That Apply -

1. Initial Premium payments received before the certificate date and before the proper enrollment information is received will be held for 30 days or until the proper enrollment information is received. If the enrollment information is not received within the 30 day period, the money will be returned.

2. Initial Premium payments received prior to the certificate date, but after the certificate has been approved will be held in a non-interest bearing account until the certificate date, at which point it will be applied as stated above in the Participants account.

3. Subsequent Premium payments received without the appropriate information will be held in a non-interest bearing account for 7 days, at which point in time the money will be applied to the participants account or returned. This applies to funds and information received from the Group Contractholder that we do not have sufficient participant data necessary to apply the money to a participants account.

Services Performed By Third Parties

Prudential Insurance has the right to ask another party (referred to as a "third party") to perform or receive transactions in its place. The Group Contractholder has the same right. That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential Insurance or the Group Contractholder.

In some cases, the third party might be another part of Prudential Insurance. (For example, when you make premium payments to Prudential Insurance, they could be received by Prudential Mutual Fund Services LLC, an indirect wholly-owned subsidiary of Prudential Financial). In other cases, the third party might be a third party administrator or even the group that sponsors the Group Contract.

Prudential Insurance may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.

Experts

The consolidated financial statements of Prudential Insurance and its subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the financial statements of the Account as of December 31, 2002 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.


Actuarial matters included in this prospectus have been examined by Catherine A. Smith, FSA, MAAA, Director and Actuary of Prudential Group Insurance.


Financial Statements


The following financial statements describe the financial condition of The Prudential Insurance Company of America as well as the Prudential Variable Contract Account GI-2 (the "Separate Account"). The Prudential Variable Contract Account GI-2 includes subaccounts that support the Group Variable Universal Life insurance contracts. The financial statements of the Separate Account should be distinguished from the consolidated financial statements of Prudential Insurance, which should be considered only as bearing upon the ability of Prudential Insurance to meet its obligations under the Contracts.

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                                 SUBACCOUNTS
                                                        --------------------------------------------------------------
                                                                          PRUDENTIAL
                                                         PRUDENTIAL        FLEXIBLE       PRUDENTIAL     PRUDENTIAL
                                                        MONEY MARKET       MANAGED       STOCK INDEX       EQUITY
                                                          PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                        ------------    ------------    ------------    ------------
ASSETS
  Investment in the portfolios, at value ............   $  6,068,820    $  1,607,677    $ 10,476,382    $  3,595,545
  Accrued expenses payable to The Prudential
    Insurance Company of America ....................         (6,826)         (1,806)        (11,933)         (4,090)
                                                        ------------    ------------    ------------    ------------
  Net Assets ........................................   $  6,061,994    $  1,605,871    $ 10,464,449    $  3,591,455
                                                        ============    ============    ============    ============

NET ASSETS, representing:
  Equity of participants ............................   $  6,061,994    $  1,605,871    $ 10,464,449    $  3,591,455
                                                        ------------    ------------    ------------    ------------
                                                        $  6,061,994    $  1,605,871    $ 10,464,449    $  3,591,455
                                                        ============    ============    ============    ============

  Units outstanding .................................        513,470         182,121       1,289,690         455,279
                                                        ============    ============    ============    ============

  Portfolio shares held .............................        606,882         128,102         434,885         228,289
  Portfolio net asset value per share ...............   $      10.00    $      12.55    $      24.09    $      15.75
  Investment in portfolio shares, at cost ...........   $  6,068,820    $  1,908,109    $ 14,705,382    $  4,697,509


STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                                 SUBACCOUNTS
                                                        --------------------------------------------------------------
                                                                          PRUDENTIAL
                                                         PRUDENTIAL        FLEXIBLE       PRUDENTIAL     PRUDENTIAL
                                                        MONEY MARKET       MANAGED       STOCK INDEX       EQUITY
                                                          PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                        ------------    ------------    ------------    ------------
INVESTMENT INCOME
  Dividend income ...................................   $     83,062    $     46,224    $    151,444    $     36,767
                                                        ------------    ------------    ------------    ------------

EXPENSES
  Charges to participants for assuming mortality
    risk and expense risk and administration ........         24,901           6,989          48,451          17,232
                                                        ------------    ------------    ------------    ------------

NET INVESTMENT INCOME (LOSS) ........................         58,161          39,235         102,993          19,535
                                                        ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............              0               0          85,761               0
  Realized gain (loss) on shares redeemed ...........              0         (71,353)       (675,055)       (308,887)
  Net change in unrealized gain (loss) on investments              0        (176,960)     (2,175,482)       (677,614)
                                                        ------------    ------------    ------------    ------------

NET GAIN (LOSS) ON INVESTMENTS ......................              0        (248,313)     (2,764,776)       (986,501)
                                                        ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ........................   $     58,161    $   (209,078)   $ (2,661,783)   $   (966,966)
                                                        ============    ============    ============    ============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A1

                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   TEMPLETON
    NEUBERGER                                   DREYFUS VARIABLE                   DEVELOPING       PRUDENTIAL
   BERMAN AMT     SVS II SCUDDER       MFS      INVESTMENT FUNDS    TEMPLETON       MARKETS        DIVERSIFIED      PRUDENTIAL
LIMITED MATURITY    HIGH YIELD      RESEARCH        SMALL CAP        FOREIGN       SECURITIES         BOND       HIGH YIELD BOND
 BOND PORTFOLIO     PORTFOLIO        SERIES         PORTFOLIO    SECURITIES FUND      FUND          PORTFOLIO       PORTFOLIO
----------------  --------------  ------------  ---------------- ---------------  ------------    ------------   ---------------

  $    824,100    $  1,043,535    $  3,326,412    $  4,566,745    $  1,351,081    $    561,178    $    577,144    $  1,158,888

          (907)         (1,135)         (3,791)         (5,129)         (1,508)           (629)           (619)         (1,268)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $    823,193    $  1,042,400    $  3,322,621    $  4,561,616    $  1,349,573    $    560,549    $    576,525    $  1,157,620
  ============    ============    ============    ============    ============    ============    ============    ============


  $    823,193    $  1,042,400    $  3,322,621    $  4,561,616    $  1,349,573    $    560,549    $    576,525    $  1,157,620
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $    823,193    $  1,042,400    $  3,322,621    $  4,561,616    $  1,349,573    $    560,549    $    576,525    $  1,157,620
  ============    ============    ============    ============    ============    ============    ============    ============

        66,708         115,715         455,191         435,387         177,023          58,320          47,067         122,708
  ============    ============    ============    ============    ============    ============    ============    ============

        61,044         141,018         308,573         160,801         143,427         119,654          53,340         252,481
  $      13.50    $       7.40    $      10.78    $      28.40    $       9.42    $       4.69    $      10.82    $       4.59
  $    799,592    $  1,188,717    $  4,505,091    $  5,673,563    $  1,923,307    $    558,596    $    589,940    $  1,556,251




                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   TEMPLETON
    NEUBERGER                                   DREYFUS VARIABLE                   DEVELOPING       PRUDENTIAL
   BERMAN AMT     SVS II SCUDDER       MFS      INVESTMENT FUNDS    TEMPLETON       MARKETS        DIVERSIFIED      PRUDENTIAL
LIMITED MATURITY    HIGH YIELD      RESEARCH        SMALL CAP        FOREIGN       SECURITIES         BOND       HIGH YIELD BOND
 BOND PORTFOLIO     PORTFOLIO        SERIES         PORTFOLIO    SECURITIES FUND      FUND          PORTFOLIO       PORTFOLIO
----------------  --------------  ------------  ---------------- ---------------  ------------    ------------   ---------------

  $     33,588    $     87,964    $      9,341    $      2,227    $     21,409    $      7,934    $     50,573    $    198,807
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



         3,210           4,314          15,803          21,467           6,166           2,532           1,917           5,065
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

        30,378          83,650          (6,462)        (19,240)         15,243           5,402          48,656         193,742
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



             0               0               0               0               0               0               0               0
        (2,926)        (93,685)       (363,358)       (509,508)       (159,012)        (22,066)         (3,126)        (75,905)
         6,744           4,781        (617,811)       (434,486)       (120,097)         16,549         (13,612)       (104,783)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

         3,818         (88,904)       (981,169)       (943,994)       (279,109)         (5,517)        (16,738)       (180,688)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


  $     34,196    $     (5,254)   $   (987,631)   $   (963,234)   $   (263,866)   $       (115)   $     31,918    $     13,054
  ============    ============    ============    ============    ============    ============    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A2

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                                  SUBACCOUNTS
                                                         --------------------------------------------------------------
                                                                                                          AMERICAN
                                                         PRUDENTIAL      PRUDENTIAL      PRUDENTIAL        CENTURY
                                                            VALUE         JENNISON         GLOBAL        VP BALANCED
                                                          PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                         -----------     -----------     -----------     -----------
ASSETS
  Investment in the portfolios, at value ............    $   158,884     $ 2,442,862     $   663,041     $   109,754
  Accrued expenses payable to The Prudential
    Insurance Company of America ....................           (169)         (2,871)           (778)           (123)
                                                         -----------     -----------     -----------     -----------
  Net Assets ........................................    $   158,715     $ 2,439,991     $   662,263     $   109,631
                                                         ===========     ===========     ===========     ===========

NET ASSETS, representing:
  Equity of participants ............................    $   158,715     $ 2,439,991     $   662,263     $   109,631
                                                         -----------     -----------     -----------     -----------
                                                         $   158,715     $ 2,439,991     $   662,263     $   109,631
                                                         ===========     ===========     ===========     ===========

  Units outstanding .................................         16,366         400,274          92,460          12,054
                                                         ===========     ===========     ===========     ===========

  Portfolio shares held .............................         11,555         190,998          58,418          18,891
  Portfolio net asset value per share ...............    $     13.75     $     12.79     $     11.35     $      5.81
  Investment in portfolio shares, at cost ...........    $   193,121     $ 4,336,433     $ 1,058,182     $   122,269


STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                                  SUBACCOUNTS
                                                         --------------------------------------------------------------
                                                                                                          AMERICAN
                                                         PRUDENTIAL      PRUDENTIAL      PRUDENTIAL        CENTURY
                                                            VALUE         JENNISON         GLOBAL        VP BALANCED
                                                          PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                         -----------     -----------     -----------     -----------
ASSETS
INVESTMENT INCOME
  Dividend income ...................................    $     2,518     $     6,401     $     7,822     $     2,693
                                                         -----------     -----------     -----------     -----------

EXPENSES
  Charges to participants for assuming mortality
    risk and expense risk and administration ........            638          13,150           3,487             526
                                                         -----------     -----------     -----------     -----------

NET INVESTMENT INCOME (LOSS) ........................          1,880          (6,749)          4,335           2,167
                                                         -----------     -----------     -----------     -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............              0               0               0               0
  Realized gain (loss) on shares redeemed ...........         (4,960)       (342,101)       (147,610)        (16,942)
  Net change in unrealized gain (loss) on investments        (33,462)       (764,556)        (93,816)            658
                                                         -----------     -----------     -----------     -----------

NET GAIN (LOSS) ON INVESTMENTS ......................        (38,422)     (1,106,657)       (241,426)        (16,284)
                                                         -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ........................    $   (36,542)    $(1,113,406)    $  (237,091)    $   (14,117)
                                                         ===========     ===========     ===========     ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A3

                                                     SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
    AMERICAN        AMERICAN   DREYFUS VARIABLE                                     JP MORGAN
     CENTURY        CENTURY    INVESTMENT FUNDS    JP MORGAN       JP MORGAN      INTERNATIONAL    JP MORGAN          MFS
VP INTERNATIONAL    VP VALUE   DISCIPLINED STOCK      BOND      U.S. DISCIPLINED  OPPORTUNITIES  SMALL COMPANY  EMERGING GROWTH
    PORTFOLIO         FUND         PORTFOLIO       PORTFOLIO   EQUITY PORTFOLIO     PORTFOLIO      PORTFOLIO        SERIES
----------------  -----------  -----------------  -----------  -----------------  -------------  ------------   ---------------

  $    34,937     $ 1,022,142     $    23,301     $    51,161     $    46,871     $     8,744     $    23,882     $    26,162

          (40)         (1,144)            (25)            (56)            (53)            (11)            (28)            (27)
  -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
  $    34,897     $ 1,020,998     $    23,276     $    51,105     $    46,818     $     8,733     $    23,854     $    26,135
  ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========


  $    34,897     $ 1,020,998     $    23,276     $    51,105     $    46,818     $     8,733     $    23,854     $    26,135
  -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
  $    34,897     $ 1,020,998     $    23,276     $    51,105     $    46,818     $     8,733     $    23,854     $    26,135
  ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

        4,930          88,049           3,339           4,086           6,906           1,208           2,696           4,498
  ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

        6,706         167,290           1,453           4,080           4,763           1,214           2,310           2,197
  $      5.21     $      6.11     $     16.04     $     12.54     $      9.84     $      7.20     $     10.34     $     11.91
  $    43,820     $ 1,108,369     $    28,591     $    46,403     $    62,242     $    10,016     $    26,464     $    33,075




                                                     SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
    AMERICAN        AMERICAN   DREYFUS VARIABLE                                     JP MORGAN
     CENTURY        CENTURY    INVESTMENT FUNDS    JP MORGAN       JP MORGAN      INTERNATIONAL    JP MORGAN          MFS
VP INTERNATIONAL    VP VALUE   DISCIPLINED STOCK      BOND      U.S. DISCIPLINED  OPPORTUNITIES  SMALL COMPANY  EMERGING GROWTH
    PORTFOLIO         FUND         PORTFOLIO       PORTFOLIO   EQUITY PORTFOLIO     PORTFOLIO      PORTFOLIO        SERIES
----------------  -----------  -----------------  -----------  -----------------  -------------  ------------   ---------------

  $       194     $    10,180     $       184     $       299     $        23     $        37     $        49     $         0
  -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------



          167           5,121              83             242             241              43             128              82
  -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

           27           5,059             101              57            (218)             (6)            (79)            (82)
  -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------



            0          65,742               0               0               0               0               0               0
      (17,216)        (40,106)           (711)            886         (13,323)         (2,807)         (2,168)         (1,659)
        6,667        (202,217)         (4,072)          3,503          (2,994)            719          (5,483)         (5,194)
  -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

      (10,549)       (176,581)         (4,783)          4,389         (16,317)         (2,088)         (7,651)         (6,853)
  -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


  $   (10,522)    $  (171,522)    $    (4,682)    $     4,446     $   (16,535)    $    (2,094)    $    (7,730)    $    (6,935)
  ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A4

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                                   SUBACCOUNTS
                                                        ---------------------------------------------------------------
                                                                                                          PRUDENTIAL
                                                        T. ROWE PRICE   T. ROWE PRICE                        SMALL
                                                           MID-CAP       NEW AMERICA       ALLIANCE     CAPITALIZATION
                                                           GROWTH           GROWTH      PREMIER GROWTH       STOCK
                                                          PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                        -------------   -------------   --------------  --------------
ASSETS
  Investment in the portfolios, at value ............    $   210,013     $   202,834     $    42,857     $ 1,189,969
  Accrued expenses payable to The Prudential
    Insurance Company of America ....................           (227)           (244)            (49)         (1,342)
                                                         -----------     -----------     -----------     -----------
  Net Assets ........................................    $   209,786     $   202,590     $    42,808     $ 1,188,627
                                                         ===========     ===========     ===========     ===========

NET ASSETS, representing:
  Equity of participants ............................    $   209,786     $   202,590     $    42,808     $ 1,188,627
                                                         -----------     -----------     -----------     -----------
                                                         $   209,786     $   202,590     $    42,808     $ 1,188,627
                                                         ===========     ===========     ===========     ===========

  Units outstanding .................................         20,061          32,429           7,448          98,866
                                                         ===========     ===========     ===========     ===========

  Portfolio shares held .............................         14,605          15,615           2,456          92,174
  Portfolio net asset value per share ...............    $     14.38     $     12.99     $     17.45     $     12.91
  Investment in portfolio shares, at cost ...........    $   244,795     $   282,669     $    58,209     $ 1,330,698


STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                                   SUBACCOUNTS
                                                        ---------------------------------------------------------------
                                                                                                          PRUDENTIAL
                                                        T. ROWE PRICE   T. ROWE PRICE                        SMALL
                                                           MID-CAP       NEW AMERICA       ALLIANCE     CAPITALIZATION
                                                           GROWTH           GROWTH      PREMIER GROWTH       STOCK
                                                          PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                        -------------   -------------   --------------  --------------
INVESTMENT INCOME
  Dividend income ...................................    $         0     $         0     $         0     $    11,375
                                                         -----------     -----------     -----------     -----------

EXPENSES
  Charges to participants for assuming mortality
    risk and expense risk and administration ........            842           1,881             174           5,544
                                                         -----------     -----------     -----------     -----------

NET INVESTMENT INCOME (LOSS) ........................           (842)         (1,881)           (174)          5,831
                                                         -----------     -----------     -----------     -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............              0               0               0          15,516
  Realized gain (loss) on shares redeemed ...........         (3,932)       (228,490)         (5,861)        (14,006)
  Net change in unrealized gain (loss) on investments        (37,079)         63,535          (8,012)       (218,589)
                                                         -----------     -----------     -----------     -----------

NET GAIN (LOSS) ON INVESTMENTS ......................        (41,011)       (164,955)        (13,873)       (217,079)
                                                         -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ........................    $   (41,853)    $  (166,836)    $   (14,047)    $  (211,248)
                                                         ===========     ===========     ===========     ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A5

                                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------

                                                     JANUS                                        JANUS ASPEN      LAZARD
                                    NEUBERGER     ASPEN SERIES        MFS            JANUS          SERIES        RETIREMENT
       MFS       T. ROWE PRICE       BERMAN        WORLDWIDE       STRATEGIC         ASPEN       INTERNATIONAL     SERIES
      BOND       EQUITY INCOME    AMT PARTNERS       GROWTH         INCOME       SERIES GROWTH      GROWTH        SMALL CAP
     SERIES        PORTFOLIO        PORTFOLIO      PORTFOLIO        SERIES         PORTFOLIO       PORTFOLIO      PORTFOLIO
  -----------    -------------    ------------    ------------    -----------    -------------   -------------    -----------

  $ 1,672,565     $ 1,286,735     $    72,266     $ 2,694,457     $   374,234     $   187,106     $    59,341     $    24,162

       (1,879)         (1,471)            (83)         (3,173)           (423)           (211)            (62)            (24)
  -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
  $ 1,670,686     $ 1,285,264     $    72,183     $ 2,691,284     $   373,811     $   186,895     $    59,279     $    24,138
  ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========


  $ 1,670,686     $ 1,285,264     $    72,183     $ 2,691,284     $   373,811     $   186,895     $    59,279     $    24,138
  -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
  $ 1,670,686     $ 1,285,264     $    72,183     $ 2,691,284     $   373,811     $   186,895     $    59,279     $    24,138
  ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

      134,796         133,907           9,784         371,303          31,436          28,820           8,422           2,706
  ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

      141,503          78,651           6,339         128,003          35,540          12,807           3,430           2,254
  $     11.82     $     16.36     $     11.40     $     21.05     $     10.53     $     14.61     $     17.30     $     10.72
  $ 1,570,689     $ 1,478,130     $    93,180     $ 4,133,309     $   348,921     $   236,003     $    71,205     $    27,676




                                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------

                                                     JANUS                                        JANUS ASPEN      LAZARD
                                    NEUBERGER     ASPEN SERIES        MFS            JANUS          SERIES        RETIREMENT
       MFS       T. ROWE PRICE       BERMAN        WORLDWIDE       STRATEGIC         ASPEN       INTERNATIONAL     SERIES
      BOND       EQUITY INCOME    AMT PARTNERS       GROWTH         INCOME       SERIES GROWTH      GROWTH        SMALL CAP
     SERIES        PORTFOLIO        PORTFOLIO      PORTFOLIO        SERIES         PORTFOLIO       PORTFOLIO      PORTFOLIO
  -----------    -------------    ------------    ------------    -----------    -------------   -------------    -----------

  $    90,788     $    22,546     $       459     $    29,518     $    20,359     $         0     $       540     $         0
  -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------



        7,115           5,895             381          14,873           2,099             766             279              76
  -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

       83,673          16,651              78          14,645          18,260            (766)            261             (76)
  -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------



            0           1,365               0               0               0               0               0              95
       (1,044)        (22,740)         (1,071)       (406,416)          1,319          (2,657)          1,389            (821)
       48,477        (201,140)        (22,340)       (617,516)         13,247         (48,974)        (12,008)         (3,629)
  -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

       47,433        (222,515)        (23,411)     (1,023,932)         14,566         (51,631)        (10,619)         (4,355)
  -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


  $   131,106     $  (205,864)    $   (23,333)    $(1,009,287)    $    32,826     $   (52,397)    $   (10,358)    $    (4,431)
  ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A6

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2



STATEMENTS OF NET ASSETS
December 31, 2002

                                                                              SUBACCOUNTS
                                                        -----------------------------------------------------
                                                           JANUS ASPEN      ALLIANCE CAPITAL       SCUDDER
                                                        SERIES AGGRESSIVE      REAL ESTATE       GOVERNMENT
                                                             GROWTH            INVESTMENT        SECURITIES
                                                            PORTFOLIO           PORTFOLIO*        PORTFOLIO*
                                                        -----------------   ----------------    -------------
ASSETS
  Investment in the portfolios, at value ............     $     328,758      $      15,267      $       6,113
  Accrued expenses payable to The Prudential
    Insurance Company of America ....................              (358)               (15)                (6)
                                                          -------------      -------------      -------------
  Net Assets ........................................     $     328,400      $      15,252      $       6,107
                                                          =============      =============      =============

NET ASSETS, representing:
  Equity of participants ............................     $     328,400      $      15,252      $       6,107
                                                          -------------      -------------      -------------
                                                          $     328,400      $      15,252      $       6,107
                                                          =============      =============      =============

  Units outstanding .................................            58,964              1,485                573
                                                          =============      =============      =============

  Portfolio shares held .............................            20,755              1,325                476
  Portfolio net asset value per share ...............     $       15.84      $       11.52      $       12.84
  Investment in portfolio shares, at cost ...........     $     392,580      $      15,481      $       5,939


STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                              SUBACCOUNTS
                                                        -----------------------------------------------------
                                                           JANUS ASPEN      ALLIANCE CAPITAL       SCUDDER
                                                        SERIES AGGRESSIVE      REAL ESTATE       GOVERNMENT
                                                             GROWTH            INVESTMENT        SECURITIES
                                                            PORTFOLIO           PORTFOLIO         PORTFOLIO
                                                        -----------------   ----------------    -------------
INVESTMENT INCOME
  Dividend income ...................................     $           0      $         229      $          92
                                                          -------------      -------------      -------------

EXPENSES
  Charges to participants for assuming mortality
    risk and expense risk and administration ........             1,234                 44                 16
                                                          -------------      -------------      -------------

NET INVESTMENT INCOME (LOSS) ........................            (1,234)               185                 76
                                                          -------------      -------------      -------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............                 0                  0                  0
  Realized gain (loss) on shares redeemed ...........           (30,892)               (65)                (3)
  Net change in unrealized gain (loss) on investments           (47,229)              (214)               174
                                                          -------------      -------------      -------------

NET GAIN (LOSS) ON INVESTMENTS ......................           (78,121)              (279)               171
                                                          -------------      -------------      -------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ........................     $     (79,355)     $         (94)     $         247
                                                          =============      =============      =============

* Became available February 01, 2002.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A7

                       This page intentionally left blank.











                                       A8

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                          SUBACCOUNTS
                                                --------------------------------------------------------------
                                                         PRUDENTIAL                     PRUDENTIAL
                                                        MONEY MARKET                 FLEXIBLE MANAGED
                                                          PORTFOLIO                      PORTFOLIO
                                                ----------------------------    ----------------------------
                                                 01/01/2002      01/01/2001      01/01/2002      01/01/2001
                                                     TO              TO              TO              TO
                                                 12/31/2002      12/31/2001      12/31/2002      12/31/2001
                                                ------------    ------------    ------------    ------------
OPERATIONS
  Net investment income (loss) ..............   $     58,161    $    132,524    $     39,235    $     45,821
  Capital gains distributions received ......              0               0               0          18,850
  Realized gain (loss) on shares redeemed ...              0               0         (71,353)        (28,704)
  Net change in unrealized gain (loss)
    on investments ..........................              0               0        (176,960)       (103,776)
                                                ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ................         58,161         132,524        (209,078)        (67,809)
                                                ------------    ------------    ------------    ------------

CONTRACT OWNER TRANSACTIONS
  Participant net payments ..................      4,146,697       1,116,615         166,869         303,084
  Policy loans ..............................       (304,281)       (162,523)         (4,602)         (2,492)
  Policy loan repayments and interest .......            320             425             405              83
  Surrenders, withdrawals, and death benefits       (401,387)       (176,711)        (30,648)          8,032
  Net transfers between other subaccounts
    or fixed rate option ....................     (1,450,674)       (122,554)        254,372          47,342
                                                ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS .......................      1,990,675         655,252         386,396         356,049
                                                ------------    ------------    ------------    ------------


TOTAL INCREASE (DECREASE)
   IN NET ASSETS ............................      2,048,836         787,776         177,318         288,240


NET ASSETS
  Beginning of period .......................      4,013,158       3,225,382       1,428,553       1,140,313
                                                ------------    ------------    ------------    ------------
  End of period .............................   $  6,061,994    $  4,013,158    $  1,605,871    $  1,428,553
                                                ============    ============    ============    ============

  Beginning units ...........................        343,564         286,160         140,596         105,363
                                                ------------    ------------    ------------    ------------
  Units issued ..............................        565,873         223,666          92,279          73,768
  Units redeemed ............................       (395,967)       (166,262)        (50,754)        (38,535)
                                                ------------    ------------    ------------    ------------
  Ending units ..............................        513,470         343,564         182,121         140,596
                                                ============    ============    ============    ============



--------------------------------
          PRUDENTIAL
          STOCK INDEX
           PORTFOLIO
  ----------------------------
   01/01/2002      01/01/2001
       TO              TO
   12/31/2002      12/31/2001
  ------------    ------------


  $    102,993    $     63,099
        85,761         635,431
      (675,055)       (317,036)

    (2,175,482)     (1,680,004)
  ------------    ------------


    (2,661,783)     (1,298,510)
  ------------    ------------


     1,348,431       2,118,588
       (41,621)        (43,535)
         5,029           1,412
      (267,025)       (336,137)

     1,303,877         260,021
  ------------    ------------



     2,348,691       2,000,349
  ------------    ------------



      (313,092)        701,839



    10,777,541      10,075,702
  ------------    ------------
  $ 10,464,449    $ 10,777,541
  ============    ============

     1,027,028         840,375
  ------------    ------------
       563,506         430,769
      (300,844)       (244,116)
  ------------    ------------
     1,289,690       1,027,028
  ============    ============





   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A9

                                                        SUBACCOUNTS (CONTINUED)
  ----------------------------------------------------------------------------------------------------------------------------
            PRUDENTIAL                  NEUBERGER BERMAN                  SVS II SCUDDER                      MFS
              EQUITY                  AMT LIMITED MATURITY                  HIGH YIELD                     RESEARCH
            PORTFOLIO                    BOND PORTFOLIO                      PORTFOLIO                      SERIES
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
   01/01/2002      01/01/2001      01/01/2002      01/01/2001      01/01/2002      01/01/2001      01/01/2002      01/01/2001
       TO              TO              TO              TO              TO              TO              TO              TO
   12/31/2002      12/31/2001      12/31/2002      12/31/2001      12/31/2002      12/31/2001      12/31/2002      12/31/2001
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $     19,535    $     12,940    $     30,378    $     22,922    $     83,650    $     95,600    $     (6,462)   $    (12,509)
             0         115,460               0               0               0               0               0         347,115
      (308,887)       (160,873)         (2,926)         (1,905)        (93,685)        (49,084)       (363,358)       (171,645)

      (677,614)       (168,277)          6,744          13,689           4,781         (34,119)       (617,811)       (726,603)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      (966,966)       (200,749)         34,196          34,706          (5,254)         12,397        (987,631)       (563,642)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       291,131         457,956          52,888          91,418         122,776         186,489         417,313         758,891
        (8,349)        (22,499)         (1,108)         (1,199)         (2,874)         (1,111)        (37,986)        (23,157)
           213              10              51              23               0              26             548             232
       (79,543)        (39,455)        (10,088)         37,066         (30,866)        (28,757)        (76,840)        (71,727)

       329,056       1,820,072         150,101         109,712         170,393           8,360         267,217       1,150,535
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



       532,508       2,216,084         191,844         237,020         259,429         165,007         570,252       1,814,774
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



      (434,458)      2,015,335         226,040         271,726         254,175         177,404        (417,379)      1,251,132



     4,025,913       2,010,577         597,153         325,427         788,225         610,821       3,740,000       2,488,868
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $  3,591,455    $  4,025,913    $    823,193    $    597,153    $  1,042,400    $    788,225    $  3,322,621    $  3,740,000
  ============    ============    ============    ============    ============    ============    ============    ============

       393,924         173,905          50,753          29,957          86,819          68,742         384,279         200,376
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
       175,734         283,093          33,196          31,888          64,746          45,747         202,699         263,494
      (114,379)        (63,074)        (17,241)        (11,092)        (35,850)        (27,670)       (131,787)        (79,591)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
       455,279         393,924          66,708          50,753         115,715          86,819         455,191         384,279
  ============    ============    ============    ============    ============    ============    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A10

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                         SUBACCOUNTS
                                                ----------------------------------------------------------
                                                     DREYFUS VARIABLE                  TEMPLETON
                                                     INVESTMENT FUNDS                   FOREIGN
                                                    SMALL CAP PORTFOLIO             SECURITIES FUND
                                                --------------------------    --------------------------
                                                 01/01/2002     01/01/2001     01/01/2002     01/01/2001
                                                     TO             TO             TO             TO
                                                 12/31/2002     12/31/2001     12/31/2002     12/31/2001
                                                -----------    -----------    -----------    -----------
OPERATIONS
  Net investment income (loss) ..............   $   (19,240)   $       995    $    15,243    $    29,750
  Capital gains distributions received ......             0        299,016              0        276,477
  Realized gain (loss) on shares redeemed ...      (509,508)      (515,474)      (159,012)       (78,797)
  Net change in unrealized gain (loss)
    on investments ..........................      (434,486)        28,435       (120,097)      (428,740)
                                                -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ................      (963,234)      (187,028)      (263,866)      (201,310)
                                                -----------    -----------    -----------    -----------

CONTRACT OWNER TRANSACTIONS
  Participant net payments ..................       327,377        858,785        150,919        292,892
  Policy loans ..............................       (27,398)       (14,952)       (10,248)       (12,078)
  Policy loan repayments and interest .......         1,009            123            100             17
  Surrenders, withdrawals, and death benefits       (89,090)      (104,291)       (12,987)        (9,325)
  Net transfers between other subaccounts
    or fixed rate option ....................       686,055        341,310        201,264         53,546
                                                -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS .......................       897,953      1,080,975        329,048        325,052
                                                -----------    -----------    -----------    -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS ............................       (65,281)       893,947         65,182        123,742


NET ASSETS
  Beginning of period .......................     4,626,897      3,732,950      1,284,391      1,160,649
                                                -----------    -----------    -----------    -----------
  End of period .............................   $ 4,561,616    $ 4,626,897    $ 1,349,573    $ 1,284,391
                                                ===========    ===========    ===========    ===========

  Beginning units ...........................       354,974        267,631        136,382        103,025
                                                -----------    -----------    -----------    -----------
  Units issued ..............................       190,312        171,964         81,752         66,557
  Units redeemed ............................      (109,899)       (84,621)       (41,111)       (33,200)
                                                -----------    -----------    -----------    -----------
  Ending units ..............................       435,387        354,974        177,023        136,382
                                                ===========    ===========    ===========    ===========



------------------------------
     TEMPLETON DEVELOPING
      MARKETS SECURITIES
             FUND
  --------------------------
   01/01/2002     01/01/2001
       TO             TO
   12/31/2002     12/31/2001
  -----------    -----------


  $     5,402    $     1,709
            0              0
      (22,066)       (26,667)

       16,549         (7,112)
  -----------    -----------


         (115)       (32,070)
  -----------    -----------


       33,131        120,120
         (197)        (2,266)
           40              6
      (31,169)        (7,371)

       77,399          1,805
  -----------    -----------



       79,204        112,294
  -----------    -----------


       79,089         80,224



      481,460        401,236
  -----------    -----------
  $   560,549    $   481,460
  ===========    ===========

       49,757         37,939
  -----------    -----------
       27,183         27,008
      (18,620)       (15,190)
  -----------    -----------
       58,320         49,757
  ===========    ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A11

                                                      SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
           PRUDENTIAL                   PRUDENTIAL                   PRUDENTIAL                     PRUDENTIAL
        DIVERSIFIED BOND              HIGH YIELD BOND                   VALUE                        JENNISON
           PORTFOLIO                    PORTFOLIO                    PORTFOLIO                      PORTFOLIO
  --------------------------    --------------------------    --------------------------    --------------------------
   01/01/2002     01/01/2001     01/01/2002     01/01/2001     01/01/2002     01/01/2001     01/01/2002     01/01/2001
       TO             TO             TO             TO             TO             TO             TO             TO
   12/31/2002     12/31/2001     12/31/2002     12/31/2001     12/31/2002     12/31/2001     12/31/2002     12/31/2001
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

  $    48,656    $     2,706    $   193,742    $   125,736    $     1,880    $       137    $    (6,749)   $    (9,287)
            0              0              0              0              0          1,186              0         32,127
       (3,126)           (59)       (75,905)       (41,919)        (4,960)          (356)      (342,101)      (209,395)

      (13,612)             3       (104,783)       (95,216)       (33,462)          (974)      (764,556)      (535,508)
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


       31,918          2,650         13,054        (11,399)       (36,542)            (7)    (1,113,406)      (722,063)
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


      182,214         10,501         56,214        119,949         74,201          7,532        298,043        545,060
         (267)           (26)        13,705        (19,398)             0              0        (16,348)        12,027
            0              0              0              0              0              0              0              0
      (28,186)        (2,051)       (72,094)       (11,845)       (10,997)          (201)      (108,623)       (74,009)

      338,797             10         71,355         (5,636)       115,574             10         95,466        (58,937)
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------



      492,558          8,434         69,180         83,070        178,778          7,341        268,538        424,141
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


      524,476         11,084         82,234         71,671        142,236          7,334       (844,868)      (297,922)



       52,049         40,965      1,075,386      1,003,715         16,479          9,145      3,284,859      3,582,781
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
  $   576,525    $    52,049    $ 1,157,620    $ 1,075,386    $   158,715    $    16,479    $ 2,439,991    $ 3,284,859
  ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

        4,529          3,797        115,140        106,509          1,319            713        369,618        327,866
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
       53,008          2,277         37,773         36,615         19,498          1,258        129,592        109,822
      (10,470)        (1,545)       (30,205)       (27,984)        (4,451)          (652)       (98,936)       (68,070)
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
       47,067          4,529        122,708        115,140         16,366          1,319        400,274        369,618
  ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A12

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                         SUBACCOUNTS
                                                ----------------------------------------------------------
                                                        PRUDENTIAL                  AMERICAN CENTURY
                                                          GLOBAL                       VP BALANCED
                                                        PORTFOLIO                      PORTFOLIO
                                                --------------------------    --------------------------
                                                 01/01/2002     01/01/2001     01/01/2002     01/01/2001
                                                     TO             TO             TO             TO
                                                 12/31/2002     12/31/2001     12/31/2002     12/31/2001
                                                -----------    -----------    -----------    -----------
OPERATIONS
  Net investment income (loss) ..............   $     4,335    $      (907)   $     2,167    $     4,041
  Capital gains distributions received ......             0        205,129              0          5,733
  Realized gain (loss) on shares redeemed ...      (147,610)       (83,015)       (16,942)        (6,739)
  Net change in unrealized gain (loss)
    on investments ..........................       (93,816)      (313,180)           658         (9,601)
                                                -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ................      (237,091)      (191,973)       (14,117)        (6,566)
                                                -----------    -----------    -----------    -----------

CONTRACT OWNER TRANSACTIONS
  Participant net payments ..................        75,919        125,987         19,243         84,840
  Policy loans ..............................       (14,030)        (4,059)             0              0
  Policy loan repayments and interest .......             0              0              0              0
  Surrenders, withdrawals, and death benefits       (76,976)       (20,849)       (77,077)       (39,159)
  Net transfers between other subaccounts
    or fixed rate option ....................        88,325        (47,858)            40            533
                                                -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS .......................        73,238         53,221        (57,794)        46,214
                                                -----------    -----------    -----------    -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS ............................      (163,853)      (138,752)       (71,911)        39,648


NET ASSETS
  Beginning of period .......................       826,116        964,868        181,542        141,894
                                                -----------    -----------    -----------    -----------
  End of period .............................   $   662,263    $   826,116    $   109,631    $   181,542
                                                ===========    ===========    ===========    ===========

  Beginning units ...........................        85,771         82,099         18,034         13,551
                                                -----------    -----------    -----------    -----------
  Units issued ..............................        41,153         25,901          5,149         12,260
  Units redeemed ............................       (34,464)       (22,229)       (11,129)        (7,777)
                                                -----------    -----------    -----------    -----------
  Ending units ..............................        92,460         85,771         12,054         18,034
                                                ===========    ===========    ===========    ===========


------------------------------
        AMERICAN CENTURY
        VP INTERNATIONAL
           PORTFOLIO
  --------------------------
   01/01/2002     01/01/2001
       TO             TO
   12/31/2002     12/31/2001
  -----------    -----------

  $        27    $      (194)
            0          4,561
      (17,216)        (2,954)

        6,667        (19,506)
  -----------    -----------


      (10,522)       (18,093)
  -----------    -----------


       12,122         24,414
            0              0
            0              0
      (23,174)        (3,809)

            0            665
  -----------    -----------



      (11,052)        21,270
  -----------    -----------


      (21,574)         3,177



       56,471         53,294
  -----------    -----------
  $    34,897    $    56,471
  ===========    ===========

        6,313          4,197
  -----------    -----------
        3,191          3,498
       (4,574)        (1,382)
  -----------    -----------
        4,930          6,313
  ===========    ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A13

                                                    SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
        AMERICAN CENTURY              DREYFUS VARIABLE                JP MORGAN                     JP MORGAN
            VP VALUE                  INVESTMENT FUNDS                   BOND                    U.S. DISCIPLINED
             FUND               DISCIPLINED STOCK PORTFOLIO           PORTFOLIO                 EQUITY PORTFOLIO
  --------------------------    ---------------------------   --------------------------    --------------------------
   01/01/2002     01/01/2001     01/01/2002     01/01/2001     01/01/2002     01/01/2001     01/01/2002     01/01/2001
       TO             TO             TO             TO             TO             TO             TO             TO
   12/31/2002     12/31/2001     12/31/2002     12/31/2001     12/31/2002     12/31/2001     12/31/2002     12/31/2001
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

  $     5,059    $    (1,374)   $       101    $        (9)   $        57    $     5,493    $      (218)   $        82
       65,742              0              0              0              0            885              0              0
      (40,106)        (1,452)          (711)        (1,642)           886           (113)       (13,323)        (2,860)

     (202,217)        93,288         (4,072)          (707)         3,503           (561)        (2,994)        (7,848)
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


     (171,522)        90,462         (4,682)        (2,358)         4,446          5,704        (16,535)       (10,626)
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


      160,682         90,373         13,654          2,882          9,302         25,942         10,071         59,522
         (205)           (97)             0            (37)             0              0              0              0
            0              0              0              0              0              0              0              0
     (136,025)       (18,816)        (1,492)        (2,536)       (64,718)        (9,842)       (35,157)       (10,739)

      (66,692)       896,791             45              0              0              0              0           (534)
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------



      (42,240)       968,251         12,207            309        (55,416)        16,100        (25,086)        48,249
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


     (213,762)     1,058,713          7,525         (2,049)       (50,970)        21,804        (41,621)        37,623



    1,234,760        176,047         15,751         17,800        102,075         80,271         88,439         50,816
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
  $ 1,020,998    $ 1,234,760    $    23,276    $    15,751    $    51,105    $   102,075    $    46,818    $    88,439
  ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

       92,519         14,820          1,738          1,695          8,844          7,403          9,752          4,937
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
       32,940         87,279          2,786            928          1,521          3,432          2,820          8,250
      (37,410)        (9,580)        (1,185)          (885)        (6,279)        (1,991)        (5,666)        (3,435)
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
       88,049         92,519          3,339          1,738          4,086          8,844          6,906          9,752
  ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A14

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                        SUBACCOUNTS
                                               -----------------------------------------------------------
                                                        JP MORGAN                      JP MORGAN
                                               INTERNATIONAL OPPORTUNITIES           SMALL COMPANY
                                                        PORTFOLIO                      PORTFOLIO
                                               ---------------------------    --------------------------
                                                 01/01/2002     01/01/2001     01/01/2002     01/01/2001
                                                     TO             TO             TO             TO
                                                 12/31/2002     12/31/2001     12/31/2002     12/31/2001
                                                -----------    -----------    -----------    -----------
OPERATIONS
  Net investment income (loss) ..............   $        (6)   $        64    $       (79)   $      (168)
  Capital gains distributions received ......             0            388              0              0
  Realized gain (loss) on shares redeemed ...        (2,807)        (1,771)        (2,168)        (1,555)
  Net change in unrealized gain (loss)
    on investments ..........................           719         (1,869)        (5,483)        (1,318)
                                                -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ................        (2,094)        (3,188)        (7,730)        (3,041)
                                                -----------    -----------    -----------    -----------

CONTRACT OWNER TRANSACTIONS
  Participant net payments ..................         4,975          6,310          7,212         16,522
  Policy loans ..............................             0              0              0              0
  Policy loan repayments and interest .......             0              0              0              0
  Surrenders, withdrawals, and death benefits        (7,083)        (4,344)       (22,350)        (4,687)
  Net transfers between other subaccounts
    or fixed rate option ....................             0           (665)          (348)             0
                                                -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS .......................        (2,108)         1,301        (15,486)        11,835
                                                -----------    -----------    -----------    -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS ............................        (4,202)        (1,887)       (23,216)         8,794


NET ASSETS
  Beginning of period .......................        12,935         14,822         47,070         38,276
                                                -----------    -----------    -----------    -----------
  End of period .............................   $     8,733    $    12,935    $    23,854    $    47,070
                                                ===========    ===========    ===========    ===========

  Beginning units ...........................         1,452          1,338          4,140          3,083
                                                -----------    -----------    -----------    -----------
  Units issued ..............................         1,268          1,012          2,042          2,863
  Units redeemed ............................        (1,512)          (898)        (3,486)        (1,806)
                                                -----------    -----------    -----------    -----------
  Ending units ..............................         1,208          1,452          2,696          4,140
                                                ===========    ===========    ===========    ===========


------------------------------
             MFS
       EMERGING GROWTH
           SERIES
  --------------------------
   01/01/2002     01/01/2001
       TO             TO
   12/31/2002     12/31/2001
  -----------    -----------

  $       (82)   $     1,052
            0              0
       (1,659)        (4,668)

       (5,194)        (3,148)
  -----------    -----------


       (6,935)        (6,764)
  -----------    -----------


       18,934          2,596
            0            (15)
            0              0
       (1,142)        (1,335)

          (20)             0
  -----------    -----------



       17,772          1,246
  -----------    -----------


       10,837         (5,518)



       15,298         20,816
  -----------    -----------
  $    26,135    $    15,298
  ===========    ===========

        1,733          1,560
  -----------    -----------
        4,823          1,313
       (2,058)        (1,140)
  -----------    -----------
        4,498          1,733
  ===========    ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A15

                                                    SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
          T.ROWE PRICE                  T. ROWE PRICE                  ALLIANCE                  PRUDENTIAL SMALL
         MID-CAP GROWTH                  NEW AMERICA                PREMIER GROWTH             CAPITALIZATION STOCK
            PORTFOLIO                 GROWTH PORTFOLIO                 PORTFOLIO                     PORTFOLIO
  --------------------------    --------------------------    --------------------------    --------------------------
   01/01/2002     01/01/2001     01/01/2002     01/01/2001     01/01/2002     01/01/2001     01/01/2002     01/01/2001
       TO             TO             TO             TO             TO             TO             TO             TO
   12/31/2002     12/31/2001     12/31/2002     12/31/2001     12/31/2002     12/31/2001     12/31/2002     12/31/2001
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

  $      (842)   $       (62)   $    (1,881)   $     5,163    $      (174)   $     1,914    $     5,831    $       575
            0              0              0              0              0              0         15,516        131,937
       (3,932)          (368)      (228,490)      (528,963)        (5,861)        (5,043)       (14,006)       (16,932)

      (37,079)           460         63,535        230,086         (8,012)        (3,733)      (218,589)       (71,280)
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


      (41,853)            30       (166,836)      (293,714)       (14,047)        (6,862)      (211,248)        44,300
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


       79,509          1,787         39,104        198,875         26,941          4,533         63,739         57,567
            0            (22)       (17,117)             0           (649)           (17)          (440)          (324)
            0              0              0              0              0              0              0              0
      (20,615)           (47)        (4,207)       (22,323)        (6,575)        (1,789)       (30,961)        (6,733)

      177,022              0       (326,182)      (987,470)             0              0        344,039        (41,887)
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------



      235,916          1,718       (308,402)      (810,918)        19,717          2,727        376,377          8,623
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


      194,063          1,748       (475,238)    (1,104,632)         5,670         (4,135)       165,129         52,923



       15,723         13,975        677,828      1,782,460         37,138         41,273      1,023,498        970,575
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
  $   209,786    $    15,723    $   202,590    $   677,828    $    42,808    $    37,138    $ 1,188,627    $ 1,023,498
  ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

        1,178          1,033         76,998        177,649          4,454          4,078         72,046         71,797
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
       23,641            465         21,404         49,625          6,511          2,162         41,763         16,641
       (4,758)          (320)       (65,973)      (150,276)        (3,517)        (1,786)       (14,943)       (16,392)
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
       20,061          1,178         32,429         76,998          7,448          4,454         98,866         72,046
  ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A16

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                     SUBACCOUNTS
                                               ------------------------------------------------------------------------------------

                                                           MFS                      T. ROWE PRICE             NEUBERGER BERMAN
                                                    STRATEGIC INCOME                EQUITY INCOME               AMT PARTNERS
                                                         SERIES                       PORTFOLIO                   PORTFOLIO
                                               --------------------------    --------------------------    ------------------------
                                                01/01/2002     01/01/2001     01/01/2002     01/01/2001    01/01/2002    01/01/2001
                                                    TO             TO             TO             TO            TO            TO
                                                12/31/2002     12/31/2001     12/31/2002     12/31/2001    12/31/2002    12/31/2001
                                               -----------    -----------    -----------    -----------    ----------    ----------
OPERATIONS
  Net investment income (loss) ..............  $    83,673    $    83,159    $    16,651    $    20,222    $       78    $    1,651
  Capital gains distributions received ......            0              0          1,365         37,030             0        33,739
  Realized gain (loss) on shares redeemed ...       (1,044)        (2,212)       (22,740)      (153,958)       (1,071)     (166,173)
  Net change in unrealized gain (loss)
    on investments ..........................       48,477         30,399       (201,140)       111,312       (22,340)      126,798
                                               -----------    -----------    -----------    -----------    ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ................      131,106        111,346       (205,864)        14,606       (23,333)       (3,985)
                                               -----------    -----------    -----------    -----------    ----------    ----------

CONTRACT OWNER TRANSACTIONS
  Participant net payments ..................      183,953        144,271         74,032        133,800           (25)       86,077
  Policy loans ..............................       13,461        (24,519)       (43,176)       (15,901)            0             0
  Policy loan repayments and interest .......            0              0              0              0             0             0
  Surrenders, withdrawals, and death benefits      (52,447)       (90,931)       (39,116)       (29,457)       (1,229)       (7,064)
  Net transfers between other subaccounts
    or fixed rate option ....................        3,718        (12,308)       240,955     (1,644,458)          (94)     (853,648)
                                               -----------    -----------    -----------    -----------    ----------    ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS .......................      148,685         16,513        232,695     (1,556,016)       (1,348)     (774,635)
                                               -----------    -----------    -----------    -----------    ----------    ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS ............................      279,791        127,859         26,831     (1,541,410)      (24,681)     (778,620)


NET ASSETS
  Beginning of period .......................    1,390,895      1,263,036      1,258,433      2,799,843        96,864       875,484
                                               -----------    -----------    -----------    -----------    ----------    ----------
  End of period .............................  $ 1,670,686    $ 1,390,895    $ 1,285,264    $ 1,258,433    $   72,183    $   96,864
                                               ===========    ===========    ===========    ===========    ==========    ==========

  Beginning units ...........................      121,714        119,625        113,213        254,448         9,890        86,415
                                               -----------    -----------    -----------    -----------    ----------    ----------
  Units issued ..............................       33,441         31,077         45,205         40,046         3,564        18,102
  Units redeemed ............................      (20,359)       (28,988)       (24,511)      (181,281)       (3,670)      (94,627)
                                               -----------    -----------    -----------    -----------    ----------    ----------
  Ending units ..............................      134,796        121,714        133,907        113,213         9,784         9,890
                                               ===========    ===========    ===========    ===========    ==========    ==========

* Date subaccount became available (Note 1)



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A17

                                                    SUBACCOUNTS (CONTINUED)
   --------------------------------------------------------------------------------------------------------------------
                                                                         JANUS                       JANUS ASPEN
        JANUS ASPEN SERIES                   MFS                         ASPEN                  SERIES INTERNATIONAL
         WORLDWIDE GROWTH             STRATEGIC INCOME               SERIES GROWTH                     GROWTH
             PORTFOLIO                     SERIES                      PORTFOLIO                      PORTFOLIO
   --------------------------    --------------------------    --------------------------    --------------------------
    01/01/2002     01/01/2001     01/01/2002     01/01/2001     01/01/2002    07/12/2001*     01/01/2002    07/12/2001*
        TO             TO             TO             TO             TO            TO              TO            TO
    12/31/2002     12/31/2001     12/31/2002     12/31/2001     12/31/2002    12/31/2001      12/31/2002    12/31/2001
   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

   $    14,645    $     1,766    $    18,260    $    16,876    $      (766)   $        (4)   $       261    $        13
             0              0              0              0              0              0              0              0
      (406,416)      (181,602)         1,319           (363)        (2,657)           (78)         1,389            (29)

      (617,516)      (938,602)        13,247          5,037        (48,974)            78        (12,008)           144
   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


    (1,009,287)    (1,118,438)        32,826         21,550        (52,397)            (4)       (10,358)           128
   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


        88,787        297,275           (422)        47,411         63,634          4,375         39,121          4,080
       (20,336)        11,819              0              0              0              0              0              0
             0              0              0              0              0              0              0              0
      (114,534)       (90,232)       (11,484)        (7,858)        (7,410)             0        (81,752)             0

      (133,721)       220,120       (183,145)           (39)       178,648             49        108,035             24
   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------



      (179,804)       438,982       (195,051)        39,514        234,872          4,424         65,404          4,104
   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


    (1,189,091)      (679,456)      (162,225)        61,064        182,475          4,420         55,046          4,233



     3,880,375      4,559,831        536,036        474,972          4,420              0          4,233              0
   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
   $ 2,691,284    $ 3,880,375    $   373,811    $   536,036    $   186,895    $     4,420    $    59,279    $     4,233
   ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

       396,270        359,330         48,660         44,963            498              0            445              0
   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
        71,521        100,622          6,076          8,954         34,037            921         19,534            776
       (96,488)       (63,682)       (23,300)        (5,257)        (5,715)          (423)       (11,557)          (331)
   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
       371,303        396,270         31,436         48,660         28,820            498          8,422            445
   ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A18

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                   SUBACCOUNTS
                                               ---------------------------------------------------------------------------------
                                                        LAZARD                  JANUS ASPEN        ALLIANCE CAPITAL   SCUDDER
                                                      RETIREMENT             SERIES AGGRESSIVE        REAL ESTATE   GOVERNMENT
                                                   SERIES SMALL CAP               GROWTH              INVESTMENT    SECURITIES
                                                       PORTFOLIO                 PORTFOLIO             PORTFOLIO     PORTFOLIO
                                               ------------------------   -----------------------  ---------------- -----------
                                               01/01/2002    07/12/2001*  01/01/2002   05/01/2001*    02/01/2002*    02/01/2002*
                                                   TO            TO           TO           TO             TO             TO
                                               12/31/2002    12/31/2001   12/31/2002   12/31/2001     12/31/2002     12/31/2002
                                                ---------    ---------    ---------    ---------      -----------    ---------
OPERATIONS
  Net investment income (loss) ..............   $     (76)   $      (1)   $  (1,234)   $    (315)     $     185      $      76
  Capital gains distributions received ......          95          119            0            0              0              0
  Realized gain (loss) on shares redeemed ...        (821)          (6)     (30,892)        (619)           (65)            (3)
  Net change in unrealized gain (loss)
    on investments ..........................      (3,629)         115      (47,229)     (16,594)          (214)           174
                                                ---------    ---------    ---------    ---------      ---------      ---------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ................      (4,431)         227      (79,355)     (17,528)           (94)           247
                                                ---------    ---------    ---------    ---------      ---------      ---------

CONTRACT OWNER TRANSACTIONS
  Participant net payments ..................      25,116        2,261       77,469       32,479         14,375          5,347
  Policy loans ..............................           0            0       (6,942)           7              0              0
  Policy loan repayments and interest .......           0            0          329            0              0              0
  Surrenders, withdrawals, and death benefits      (1,474)           0       (8,852)           0            (44)           (13)
  Net transfers between other subaccounts
    or fixed rate option ....................       2,410           29      161,057      169,735          1,015            526
                                                ---------    ---------    ---------    ---------      ---------      ---------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS .......................      26,052        2,290      223,061      202,221         15,346          5,860
                                                ---------    ---------    ---------    ---------      ---------      ---------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS ............................      21,621        2,517      143,706      184,694         15,252          6,107


NET ASSETS
  Beginning of period .......................       2,517            0      184,694            0              0              0
                                                ---------    ---------    ---------    ---------      ---------      ---------
  End of period .............................   $  24,138    $   2,517    $ 328,400    $ 184,694      $  15,252      $   6,107
                                                =========    =========    =========    =========      =========      =========

  Beginning units ...........................         231            0       23,761            0              0              0
                                                ---------    ---------    ---------    ---------      ---------      ---------
  Units issued ..............................       4,085          438       51,038       25,378          2,005            902
  Units redeemed ............................      (1,610)        (207)     (15,835)      (1,617)          (520)          (329)
                                                ---------    ---------    ---------    ---------      ---------      ---------
  Ending units ..............................       2,706          231       58,964       23,761          1,485            573
                                                =========    =========    =========    =========      =========      =========

* Date subaccount became available (Note 1)



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A19

                        NOTES TO FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                    THE PRUDENTIAL VARIABLE LIFE ACCOUNT GI-2
                                DECEMBER 31, 2002


NOTE 1:  GENERAL

         The Prudential Variable Contract Account GI-2 (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on June 14, 1988 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from purchases of Group Variable Universal Life contracts are invested in the Account. The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person entitled to make contributions under the contract is a "Participant."

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are one hundred and forty subaccounts within the Account. Group Variable Universal Life contracts offer the option to invest in up to forty subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds. Options available to the Group Variable Universal Life contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Flexible Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Value Portfolio, Prudential Jennison Portfolio, Prudential Global Portfolio and Prudential Small Capitalization Stock Portfolio. Options available to the Group Variable Universal Life contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: Neuberger Berman AMT Limited Maturity Bond Portfolio, SVS II Scudder High Yield Portfolio, MFS Research Series, Dreyfus Variable Investment Funds Small Cap Portfolio, Templeton Foreign Securities Fund, Templeton Developing Markets Securities Fund, American Century VP Balanced Portfolio, American Century VP International Portfolio, American Century VP Value Fund, Dreyfus Variable Investment Funds Disciplined Stock Portfolio, JP Morgan Bond Portfolio, JP Morgan U.S. Disciplined Equity Portfolio, JP Morgan International Opportunities Portfolio, JP Morgan Small Company Portfolio, MFS Emerging Growth Series, T. Rowe Price Mid-Cap Growth Portfolio, T. Rowe Price New America Growth Portfolio, Alliance Premier Growth Portfolio, MFS Bond Series, T. Rowe Price Equity Income Portfolio, Neuberger Berman AMT Partners Portfolio, Janus Aspen Series Worldwide Growth Portfolio, Warburg Pincus Fixed Income Portfolio, MFS Strategic Income Series, Janus Aspen Series Growth Portfolio, Janus Aspen Series International Growth Portfolio, Lazard Retirement Series Small Cap Portfolio, Janus Aspen Series Aggressive Growth Portfolio, Alliance Capital Real Estate Investment Portfolio and Scudder Government Securities Portfolio.

         The Series Fund is a diversified open-end management investment company, and is managed by the Prudential.

         At December 31, 2002 there were no balances pertaining to the Warburg Pincus Fixed Income Portfolio in the account.

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

         The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.




                                      A20

         INVESTMENTS--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset values of the respective portfolios, which value their investment securities at fair value.

         SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

         DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the distribution date.

         ACCRUED EXPENSES PAYABLE TO THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--The payable represents amounts due to Prudential for mortality risk and expense risk charges.

NOTE 3:  CHARGES AND EXPENSES

         A. Mortality Risk and Expense Risk Charges

         The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that participants may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

         B. Transaction Related Charges

         There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

         SURRENDERS AND PARTIAL WITHDRAWALS--Not to exceed the lesser of $20 or 2% of the amount received.

         LOANS--Not to exceed $20 for each loan made.

         TRANSFERS--Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

         ADDITIONAL STATEMENT REQUESTS RELATED TO A PARTICIPANT'S INSURANCE--Not to exceed $20 per statement.

         C. Cost of Insurance and Other Related Charges

         Participant's contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and
         (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the face amount of insurance applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable.

NOTE 4:  TAXES

         Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in the future years for any federal income taxes that would be attributable to the contracts.



                                      A21

NOTE 5:  PURCHASES AND SALES OF INVESTMENTS

         The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Series Fund or the non-Prudential administered funds for the period ended December 31, 2002 were as follows:

                                                                           PURCHASES         SALES
                                                                          -----------    -------------
         Prudential Money Market Portfolio .............................  $ 4,711,157    $ (2,747,245)
         Prudential Flexible Managed Portfolio .........................  $   657,047    $   (278,853)
         Prudential Stock Index Portfolio ..............................  $ 3,520,567    $ (1,231,976)
         Prudential Equity Portfolio ...................................  $ 1,013,171    $   (500,889)
         Neuberger Berman AMT Limited Maturity Bond Portfolio ..........  $   304,995    $   (116,647)
         SVS II Scudder High Yield Portfolio ...........................  $   425,869    $   (171,316)
         MFS Research Series ...........................................  $ 1,045,155    $   (494,006)
         Dreyfus Variable Investment Funds Small Cap Portfolio .........  $ 1,708,288    $   (835,892)
         Templeton Foreign Securities Fund .............................  $   512,975    $   (191,300)
         Templeton Developing Markets Securities Fund ..................  $   199,331    $   (122,990)
         Prudential Diversified Bond Portfolio .........................  $   536,744    $    (45,596)
         Prudential High Yield Bond Portfolio ..........................  $   200,907    $   (138,053)
         Prudential Value Portfolio ....................................  $   193,563    $    (15,283)
         Prudential Jennison Portfolio .................................  $   623,499    $   (372,373)
         Prudential Global Portfolio ...................................  $   219,636    $   (151,025)
         American Century VP Balanced Portfolio ........................  $    48,056    $   (106,654)
         American Century VP International Portfolio ...................  $    22,723    $    (34,023)
         American Century VP Value Fund ................................  $   292,205    $   (341,003)
         Dreyfus Variable Investment Fund
            Disciplined Stock Portfolio ................................  $    13,927    $     (1,811)
         JP Morgan Bond Portfolio ......................................  $    14,282    $    (70,109)
         JP Morgan U.S. Disciplined Equity Portfolio ...................  $    17,270    $    (42,739)
         JP Morgan International Opportunities Portfolio ...............  $     6,256    $     (8,429)
         JP Morgan Small Company Portfolio .............................  $    14,520    $    (30,205)
         MFS Emerging Growth Series ....................................  $    20,283    $     (2,596)
         T. Rowe Price Mid-Cap Growth Portfolio ........................  $   260,807    $    (25,537)
         T. Rowe Price New America Growth Portfolio ....................  $    61,274    $   (373,632)
         Alliance Premier Growth Portfolio .............................  $    27,509    $     (7,994)
         Prudential Small Capitalization Stock Portfolio ...............  $   456,842    $    (86,938)
         MFS Bond Series ...............................................  $   260,098    $   (119,938)
         T. Rowe Price Equity Income Portfolio .........................  $   361,485    $   (137,635)
         Neuberger Berman AMT Partners Portfolio .......................  $     7,737    $     (9,640)
         Janus Aspen Series Worldwide Growth Portfolio .................  $   255,372    $   (455,496)
         MFS Strategic Income Series ...................................  $    26,044    $   (223,986)
         Janus Aspen Series Growth Portfolio ...........................  $   246,073    $    (11,761)
         Janus Aspen Series International Growth Portfolio .............  $   149,791    $    (84,609)
         Lazard Retirement Series Small Cap Portfolio ..................  $    29,099    $     (3,102)
         Janus Aspen Series Aggressive Growth Portfolio ................  $   284,874    $    (62,997)
         Alliance Capital Real Estate Investment Portfolio .............  $    16,840    $     (1,523)
         Scudder Government Securities Portfolio .......................  $     6,547    $       (697)



                                      A22

NOTE 6:  RELATED PARTY TRANSACTIONS

         Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund and the non-Prudential administered funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

         The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

         The Series Fund has a distribution agreement with Prudential Investment Management Services, LLC, an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

         PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

         Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent.

NOTE 7:  FINANCIAL HIGHLIGHTS

         A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total returns for the years ended December 31, 2002 and 2001 were as follows:

                                                                       AT DECEMBER 31, 2002     FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                 -----------------------------   -----------------------------------
                                                                 UNITS      UNIT    NET ASSETS    INVESTMENT     EXPENSE     TOTAL
                                                                 (000s)     VALUE     (000s)     INCOME RATIO*   RATIO**   RETURN***
                                                                 ------    ------   ----------   -------------   -------   ---------
Prudential Money Market Portfolio ..............................   513     $11.81     $ 6,062        1.52%        0.45%       1.11%
Prudential Flexible Managed Portfolio ..........................   182     $ 8.82     $ 1,606        3.02%        0.45%     -13.19%
Prudential Stock Index Portfolio ...............................  1290     $ 8.11     $10,464        1.43%        0.45%     -22.69%
Prudential Equity Portfolio ....................................   455     $ 7.89     $ 3,591        0.97%        0.45%     -22.80%
Neuberger Berman AMT Limited Maturity Bond Portfolio ...........    67     $12.34     $   823        4.77%        0.45%       4.84%
SVS II Scudder High Yield Portfolio ............................   116     $ 9.01     $ 1,042        9.30%        0.45%      -0.77%
MFS Research Series ............................................   455     $ 7.30     $ 3,323        0.27%        0.45%     -24.97%
Dreyfus Variable Investment Funds Small Cap Portfolio ..........   435     $10.48     $ 4,562        0.05%        0.45%     -19.57%
Templeton Foreign Securities Fund ..............................   177     $ 7.62     $ 1,350        1.58%        0.45%     -19.11%
Templeton Developing Markets Securities Fund ...................    58     $ 9.61     $   561        1.43%        0.45%      -0.72%
Prudential Diversified Bond Portfolio ..........................    47     $12.25     $   577       12.01%        0.45%       6.61%
Prudential High Yield Bond Portfolio ...........................   123     $ 9.43     $ 1,158       17.90%        0.45%       0.96%
Prudential Value Portfolio .....................................    16     $ 9.70     $   159        1.80%        0.45%     -22.40%
Prudential Jennison Portfolio ..................................   400     $ 6.10     $ 2,440        0.22%        0.45%     -31.38%
Prudential Global Portfolio ....................................    92     $ 7.16     $   662        1.01%        0.45%     -25.65%
American Century VP Balanced Portfolio .........................    12     $ 9.09     $   110        2.33%        0.45%      -9.73%
American Century VP International Portfolio ....................     5     $ 7.08     $    35        0.53%        0.45%     -20.81%
American Century VP Value Fund .................................    88     $11.60     $ 1,021        0.91%        0.45%     -13.11%
Dreyfus Variable Investment Funds Disciplined Stock Portfolio ..     3     $ 6.97     $    23        1.01%        0.45%     -23.07%
JP Morgan Bond Portfolio .......................................     4     $12.51     $    51        0.56%        0.45%       8.41%
JP Morgan U.S. Disciplined Equity Portfolio ....................     7     $ 6.78     $    47        0.04%        0.45%     -25.25%
JP Morgan International Opportunities Portfolio ................     1     $ 7.23     $     9        0.39%        0.45%     -18.86%
JP Morgan Small Company Portfolio ..............................     3     $ 8.85     $    24        0.18%        0.45%     -22.16%
MFS Emerging Growth Series .....................................     4     $ 5.81     $    26        0.00%        0.45%     -34.20%
T. Rowe Price Mid-Cap Growth Portfolio .........................    20     $10.46     $   210        0.00%        0.45%     -21.65%
T. Rowe Price New America Growth Portfolio .....................    32     $ 6.25     $   203        0.00%        0.45%     -28.98%
Alliance Premier Growth Portfolio ..............................     7     $ 5.75     $    43        0.00%        0.45%     -31.06%
Prudential Small Capitalization Stock Portfolio ................    99     $12.02     $ 1,189        0.94%        0.45%     -15.41%
MFS Bond Series ................................................   135     $12.39     $ 1,671        5.82%        0.45%       8.40%
T. Rowe Price Equity Income Portfolio ..........................   134     $ 9.60     $ 1,285        1.75%        0.45%     -13.67%
Neuberger Berman AMT Partners Portfolio ........................    10     $ 7.38     $    72        0.55%        0.45%     -24.62%
Janus Aspen Series Worldwide Growth Portfolio ..................   371     $ 7.25     $ 2,691        0.91%        0.45%     -25.94%
MFS Strategic Income Series ....................................    31     $11.89     $   374        4.42%        0.45%       7.89%


                                      A23

                                                                       AT DECEMBER 31, 2002     FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                 -----------------------------   -----------------------------------
                                                                 UNITS      UNIT    NET ASSETS    INVESTMENT     EXPENSE     TOTAL
                                                                 (000s)     VALUE     (000s)     INCOME RATIO*   RATIO**   RETURN***
                                                                 ------    ------   ----------   -------------   -------   ---------
Janus Aspen Series Growth Portfolio ............................    29     $ 6.48     $   187        0.00%        0.45%     -26.94%
Janus Aspen Series International Growth Portfolio ..............     8     $ 7.04     $    59        0.88%        0.45%     -25.97%
Lazard Retirement Series Small Cap Portfolio ...................     3     $ 8.92     $    24        0.00%        0.45%     -18.09%
Janus Aspen Series Aggressive Growth Portfolio .................    59     $ 5.57     $   328        0.00%        0.45%     -28.31%
Alliance Capital Real Estate Investment Portfolio****** ........     1     $10.27     $    15        2.16%        0.45%       2.70%
Scudder Government Securities Portfolio****** ..................     1     $10.65     $     6        2.41%        0.45%       6.18%

                                                                       AT DECEMBER 31, 2001     FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                 -----------------------------   -----------------------------------
                                                                 UNITS      UNIT    NET ASSETS    INVESTMENT     EXPENSE     TOTAL
                                                                 (000s)     VALUE     (000s)     INCOME RATIO*   RATIO**   RETURN***
                                                                 ------    ------   ----------   -------------   -------   ---------
Prudential Money Market Portfolio ..............................   344     $11.68     $ 4,013        3.72%        0.45%       3.64%
Prudential Flexible Managed Portfolio ..........................   141     $10.16     $ 1,429        3.62%        0.45%      -6.10%
Prudential Stock Index Portfolio ...............................  1027     $10.49     $10,778        1.02%        0.45%     -12.51%
Prudential Equity Portfolio ....................................   394     $10.22     $ 4,026        0.62%        0.45%     -11.59%
Neuberger Berman AMT Limited Maturity Bond Portfolio ...........    51     $11.77     $   597        5.30%        0.45%       8.38%
SVS II Scudder High Yield Portfolio ............................    87     $ 9.08     $   788       12.54%        0.45%       2.14%
MFS Research Series ............................................   384     $ 9.73     $ 3,740        0.01%        0.45%     -21.66%
Dreyfus Variable Investment Funds Small Cap Portfolio ..........   355     $13.03     $ 4,627        0.41%        0.45%      -6.59%
Templeton Foreign Securities Fund ..............................   136     $ 9.42     $ 1,284        2.74%        0.45%     -16.42%
Templeton Developing Markets Securities Fund ...................    50     $ 9.68     $   481        0.76%        0.45%      -8.51%
Prudential Diversified Bond Portfolio ..........................     5     $11.49     $    52        5.60%        0.45%       6.49%
Prudential High Yield Bond Portfolio ...........................   115     $ 9.34     $ 1,075       12.16%        0.45%      -0.85%
Prudential Value Portfolio .....................................     1     $12.50     $    16        1.13%        0.45%      -2.57%
Prudential Jennison Portfolio ..................................   370     $ 8.89     $ 3,285        0.17%        0.45%     -18.66%
Prudential Global Portfolio ....................................    86     $ 9.63     $   826        0.38%        0.45%     -18.04%
American Century VP Balanced Fund ..............................    18     $10.07     $   182        2.66%        0.45%      -3.82%
American Century VP International Portfolio ....................     6     $ 8.94     $    56        0.07%        0.45%     -29.61%
American Century VP Value Fund .................................    93     $13.35     $ 1,235        0.17%        0.45%      12.37%
Dreyfus Variable Investment Funds Disciplined Stock Portfolio ..     2     $ 9.06     $    16        0.38%        0.45%     -13.71%
JP Morgan Bond Portfolio .......................................     9     $11.54     $   102        5.79%        0.45%       6.46%
JP Morgan U.S. Disciplined Equity Portfolio ....................    10     $ 9.07     $    88        0.50%        0.45%     -11.86%
JP Morgan International Opportunities Portfolio ................     1     $ 8.91     $    13        1.01%        0.45%     -19.51%
JP Morgan Small Company Portfolio ..............................     4     $11.37     $    47        0.04%        0.45%      -8.45%
MFS Emerging Growth Series .....................................     2     $ 8.83     $    15        7.32%        0.45%     -33.86%
T. Rowe Price Mid-Cap Growth Portfolio .........................     1     $13.35     $    16        0.00%        0.45%      -1.40%
T. Rowe Price New America Growth Portfolio .....................    77     $ 8.80     $   678        1.69%        0.45%     -12.26%
Alliance Premier Growth Portfolio ..............................     4     $ 8.34     $    37        5.60%        0.45%     -17.59%
Prudential Small Capitalization Stock Portfolio ................    72     $14.21     $ 1,023        0.50%        0.45%       5.10%
MFS Bond Series ................................................   122     $11.43     $ 1,391        6.44%        0.45%       8.24%
T. Rowe Price Equity Income Portfolio ..........................   113     $11.12     $ 1,258        1.29%        0.45%       1.09%
Neuberger Berman AMT Partners Portfolio ........................    10     $ 9.79     $    97        0.84%        0.45%      -3.36%
Janus Aspen Series Worldwide Growth Portfolio ..................   396     $ 9.79     $ 3,880        0.52%        0.45%     -22.85%
MFS Strategic Income Series ....................................    49     $11.02     $   536        3.59%        0.45%       4.36%
Janus Aspen Series Growth Portfolio**** ........................     0     $ 8.87     $     4        0.02%        0.45%     -11.12%
Janus Aspen Series International Growth Portfolio**** ..........     0     $ 9.51     $     4        1.62%        0.45%      -4.61%
Lazard Retirement Series Small Cap Portfolio**** ...............     0     $10.89     $     3        0.04%        0.45%       8.57%
Janus Aspen Series Aggressive Growth Portfolio***** ............    24     $ 7.77     $   185        0.00%        0.45%     -24.05%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the year ended December 31, 2002 and 2001, or from the effective date of the subaccount through the end of the reporting period. Investment options with a date notation indicate the effective date of that investment option in the Account. Product designs within a subaccount with an effective date during 2002 were excluded from the range of total returns.

****Became available on July 12, 2001.

*****Became available on May 1, 2001.

******Became available on February 1, 2002.



                                      A24

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Participants of the Group Variable Universal Life Subaccounts of Prudential Variable Contract Account GI-2 and the Board of Directors of The Prudential Insurance Company of America


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net asset present fairly, in all material respects, the financial position of each of the subaccounts, as listed in Notes to such Financial Statements, of the Prudential Variable Contract Account GI-2 at December 31, 2002, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2002 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
New York, New York
March 31, 2003












                                      A25

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Consolidated Financial Statements and
Report of Independent Accountants
December 31, 2002 and 2001

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholder of The Prudential Insurance Company of America

    In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    As described in Notes 2 and 3, the Company adopted Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets and Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets as of January 1, 2002.


/s/ PricewaterhouseCoopers LLP
New York, New York
February 11, 2003

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position
December 31, 2002 and 2001 (in millions)
--------------------------------------------------------------------------------


                                                                                                        2002         2001
                                                                                                     ---------    ---------
ASSETS
Fixed maturities, available for sale, at
  fair value (amortized cost: 2002--$89,693; 2001--$83,304) ......................................   $  96,066    $  85,586
Trading account assets, at fair value ............................................................         896          882
Equity securities, available for sale, at fair value (cost: 2002--$1,736; 2001--$992) ............       1,740        1,069
Commercial loans .................................................................................      15,420       14,909
Policy loans .....................................................................................       8,094        7,930
Securities purchased under agreements to resell ..................................................          12          110
Other long-term investments ......................................................................       3,451        3,824
Short-term investments ...........................................................................       4,724        4,048
                                                                                                     ---------    ---------

       Total investments .........................................................................     130,403      118,358

Cash and cash equivalents ........................................................................       5,793        6,587
Accrued investment income ........................................................................       1,481        1,551
Deferred policy acquisition costs ................................................................       4,741        5,122
Other assets .....................................................................................       6,298        5,948
Due from parent and affiliates ...................................................................       4,523        5,750
Separate account assets ..........................................................................      70,057       76,736
                                                                                                     ---------    ---------

       TOTAL ASSETS ..............................................................................   $ 223,296    $ 220,052
                                                                                                     =========    =========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits ...........................................................................   $  66,493    $  64,328
Policyholders' account balances ..................................................................      36,682       33,525
Unpaid claims and claim adjustment expenses ......................................................       1,560        1,647
Policyholders' dividends .........................................................................       2,918        1,363
Securities sold under agreements to repurchase ...................................................       8,975        6,130
Cash collateral for loaned securities ............................................................       6,090        4,808
Income taxes payable .............................................................................       2,037        1,571
Securities sold but not yet purchased ............................................................          12          108
Short-term debt ..................................................................................       1,933        3,837
Long-term debt ...................................................................................       2,091        2,726
Other liabilities ................................................................................       7,573        6,982
Due to parent and affiliates .....................................................................         250          428
Separate account liabilities .....................................................................      70,057       76,736
                                                                                                     ---------    ---------

       Total liabilities..........................................................................     206,671      204,189
                                                                                                     ---------    ---------

COMMITMENTS AND CONTINGENCIES (See Note 18)

STOCKHOLDER'S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31,
  2002 and 1,000 shares authorized, issued and outstanding at December 31, 2001) .................           2           --
Additional paid-in capital .......................................................................      14,583       14,716
Accumulated other comprehensive income ...........................................................       2,097        1,099
Retained earnings (deficit) ......................................................................         (57)          48
                                                                                                     ---------    ---------
       Total stockholder's equity ................................................................      16,625       15,863
                                                                                                     ---------    ---------
       TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY ................................................   $ 223,296    $ 220,052
                                                                                                     =========    =========


                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations
Years Ended December 31, 2002, 2001 and 2000 (in millions)
--------------------------------------------------------------------------------

                                                                 2002         2001        2000
                                                               --------     -------     -------
REVENUES
Premiums ...................................................   $  7,370    $ 12,477    $ 10,181
Policy charges and fee income ..............................      1,450       1,803       1,639
Net investment income ......................................      7,599       9,152       9,502
Realized investment losses, net ............................     (1,166)       (675)       (266)
Commissions and other income ...............................        637       4,417       5,453
                                                               --------    --------    --------
    Total revenues .........................................     15,890      27,174      26,509
                                                               --------    --------    --------
BENEFITS AND EXPENSES
Policyholders' benefits ....................................      8,809      12,752      10,640
Interest credited to policyholders' account balances .......      1,749       1,804       1,751
Dividends to policyholders .................................      2,525       2,722       2,724
General and administrative expenses ........................      2,805       9,509      10,043
Capital markets restructuring ..............................        --          --          476
Demutualization costs and expenses .........................        --          588         143
                                                               --------    --------    --------
    Total benefits and expenses ............................     15,888      27,375      25,777
                                                               --------    --------    --------

INCOME (LOSS) FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES.......................................          2        (201)        732
                                                               --------    --------    --------
Income taxes:
    Current ................................................        253        (914)        436
    Deferred ...............................................       (243)        863         (28)
                                                               --------    --------    --------
       Total income tax expense (benefit) ..................         10         (51)        408
                                                               --------    --------    --------
INCOME (LOSS) FROM CONTINUING OPERATIONS ...................         (8)       (150)        324
                                                               --------    --------    --------
DISCONTINUED OPERATIONS
Income from discontinued operations, net of taxes ..........          8           3          74
                                                               --------    --------    --------
NET INCOME (LOSS) ..........................................   $    --     $   (147)   $    398
                                                               ========    ========    ========


                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2002, 2001 and 2000 (in millions)
--------------------------------------------------------------------------------



                                                                          Accumulated Other Comprehensive Income (Loss)
                                                                       ----------------------------------------------------

                                                                                      Net                           Total
                                                                        Foreign    Unrealized                    Accumulated
                                               Additional    Retained   Currency   Investment      Pension          Other
                                     Common     Paid-in      Earnings  Translation   Gains        Liability     Comprehensive
                                     Stock       Capital     (Deficit) Adjustments  (Losses)      Adjustment    Income (Loss)
                                    --------    --------     --------  ---------    --------      ----------    -------------
 Balance, December 31, 1999 .....   $     --    $     --    $ 19,976    $    (18) $     (660)      $  (7)        $   (685)
 Comprehensive income:
   Net income ...................         --          --         398          --          --          --               --
   Other comprehensive income,
    net of tax:
     Change in foreign currency
      translation adjustments ...         --          --          --         (89)         --          --              (89)
     Change in net unrealized
      investment gains ..........         --          --          --          --       1,019          --            1,019
     Additional pension liability
      adjustment ...............          --          --          --          --          --         (11)             (11)
   Other comprehensive income ...
 Total comprehensive income .....
                                    --------    --------       -----     -------    --------         -----         ------
 Balance, December 31, 2000 .....         --          --      20,374        (107)        359         (18)             234
 Demutualization reclassification
   of retained earnings .........         --      13,666     (13,666)         --          --          --               --
 Destacking dividend to parent ..         --          --      (5,384)        220        (103)         16              133
 Policy credits issued and cash
  payments to be made to eligible
  policyholders ..................        --          --      (1,129)         --          --          --               --
 Capital contribution from parent.        --       1,050          --          --          --          --               --
 Comprehensive income:
   Net loss before date of
    demutualization ..............        --          --        (195)         --          --          --               --
   Net income after date of
    demutualization ..............        --          --          48          --          --          --               --
   Other comprehensive income,
    net of tax:
     Change in foreign currency
      translation adjustments ....        --          --          --        (142)         --          --             (142)
     Change in net unrealized
      investment gains ...........        --          --          --          --         903          --              903
     Additional pension
      liability adjustment .......        --          --          --          --          --         (29)             (29)
   Other comprehensive income.....
 Total comprehensive income ......
                                    --------    --------       -----     -------    --------         -----         ------
 Balance, December 31, 2001 ......        --      14,716          48         (29)      1,159         (31)           1,099
 Adjustment to destacking
 dividend ........................        --         (20)         --          --          --          --               --
 Dividend to parent ..............        --        (123)       (105)         --          --          --               --
 Adjustments to policy credits
 issued and cash payments to
  eligible policyholders .........        --          10          --          --          --          --               --
 Capital contribution from parent.         2          --          --          --          --          --               --
 Comprehensive income:
   Net income ....................        --          --          --          --          --          --               --
   Other comprehensive income,
    net of tax:
     Change in foreign currency
      translation adjustments ....        --          --          --          36          --          --               36
     Change in net unrealized
      investment gains ...........        --          --          --          --         964          --              964
     Additional pension
      liability adjustment .......        --          --          --          --          --          (2)              (2)
   Other comprehensive income ...
 Total comprehensive income .....
                                    --------    --------       -----     -------    --------         -----         ------
 Balance, December 31, 2002 .....   $      2    $ 14,583       $ (57)    $     7    $  2,123         $ (33)        $2,097
                                    ========    ========       =====     =======    ========         =====         ======


                                                                          Total
                                                                      Stockholder's
                                                                         Equity
                                                                        --------
 Balance, December 31, 1999 ....................................       $ 19,291
 Comprehensive income:
   Net income ..................................................            398
   Other comprehensive income,
    net of tax:
     Change in foreign currency
      translation adjustments ..................................            (89)
     Change in net unrealized
      investment gains ..........................................          1,019
     Additional pension liability adjustment ....................            (11)
                                                                       --------
   Other comprehensive income ..................................            919
                                                                       --------
 Total comprehensive income ....................................          1,317
                                                                       --------
 Balance, December 31, 2000 ....................................         20,608

 Demutualization reclassification of
   retained earnings ...........................................           --
 Destacking dividend to parent .................................         (5,251)
 Policy credits issued and cash
  payments to be made to eligible
  policyholders ................................................         (1,129)
 Capital contribution from parent ..............................          1,050
 Comprehensive income:
   Net loss before date of
    demutualization ............................................           (195)
   Net income after date of
     demutualization ...........................................             48
   Other comprehensive income,
    net of tax:
     Change in foreign currency
      translation adjustments ..................................           (142)
     Change in net unrealized
      investment gains .........................................            903
     Additional pension
      liability adjustment .....................................            (29)
                                                                       --------
   Other comprehensive income ..................................            732
                                                                       --------
 Total comprehensive income ....................................            585
                                                                       --------
 Balance, December 31, 2001 ....................................         15,863
 Adjustment to destacking dividend .............................            (20)
 Dividend to parent ............................................           (228)
 Adjustments to policy credits
 issued and cash payments to eligible policyholders ............             10
 Capital contribution from parent ..............................              2
 Comprehensive income:
   Net income ..................................................           --
   Other comprehensive income, net of tax:
     Change in foreign currency translation
      adjustments ..............................................             36
     Change in net unrealized
      investment gains .........................................            964
     Additional pension liability
       adjustment ..............................................             (2)
                                                                       --------
   Other comprehensive income ..................................            998
                                                                       --------
 Total comprehensive income ....................................            998
                                                                       --------
 Balance, December 31, 2002 ....................................       $ 16,625
                                                                       ========

                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows
Years Ended December 31, 2002, 2001 and 2000 (in millions)
--------------------------------------------------------------------------------

                                                                                               2002        2001        2000
                                                                                             ---------   ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) .......................................................................   $     --    $   (147)   $    398
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
    Realized investment losses, net .....................................................      1,166         675         266
    Policy charges and fee income .......................................................       (396)       (482)       (342)
    Interest credited to policyholders' account balances ................................      1,749       1,804       1,751
    Depreciation and amortization, including premiums and discounts .....................        131         433         740
    Change in:
       Deferred policy acquisition costs ................................................        186        (259)       (228)
       Future policy benefits and other insurance liabilities ...........................      1,272         933       1,473
       Trading account assets ...........................................................        (14)      2,268       2,524
       Income taxes payable .............................................................        181      (1,308)        214
       Broker-dealer related receivables/payables........................................         --       4,538        (388)
       Securities purchased under agreements to resell ..................................         98         974       8,549
       Cash collateral for borrowed securities ..........................................         --      (1,407)      3,266
       Cash collateral for loaned securities ............................................      1,282      (1,571)        278
       Securities sold but not yet purchased ............................................        (96)     (2,168)     (2,009)
       Securities sold under agreements to repurchase ...................................      2,845      (2,625)     (9,588)
       Due to/from parent and affiliates.................................................       (295)        (74)         --
       Other, net .......................................................................        309       3,686         961
                                                                                            --------    --------    --------
          Cash flows from operating activities ..........................................      8,418       5,270       7,865
                                                                                            --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity of:
    Fixed maturities, available for sale ................................................     51,022      98,150      99,971
    Fixed maturities, held to maturity...................................................         --         139       3,266
    Equity securities, available for sale ...............................................      1,228       5,503       3,025
    Commercial loans ....................................................................      1,692       5,443       1,632
    Other long-term investments .........................................................        677         798       2,044
Payments for the purchase of:
    Fixed maturities, available for sale ................................................    (58,141)    (97,511)   (103,086)
    Fixed maturities, held to maturity...................................................         --         (56)     (1,544)
    Equity securities, available for sale ...............................................     (2,012)     (2,557)     (2,316)
    Commercial loans ....................................................................     (2,122)     (1,521)     (1,334)
    Other long-term investments .........................................................       (692)     (1,328)     (1,374)
Cash acquired from the acquisition of subsidiary ........................................         --       5,912          --
Short-term investments ..................................................................       (676)        179      (2,257)
Due to/from parent and affiliates .......................................................      1,344      (5,248)         --
                                                                                            --------    --------    --------
       Cash flows from (used in) investing activities ...................................     (7,680)      7,903      (1,973)
                                                                                            --------    --------    --------

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders' account deposits .........................................................      7,868       6,771       6,813
Policyholders' account withdrawals ......................................................     (6,068)     (9,014)     (8,186)
Net decrease in short-term debt .........................................................     (2,136)     (6,098)     (2,678)
Proceeds from the issuance of long-term debt ............................................         --       1,464         638
Repayments of long-term debt ............................................................       (470)       (720)     (1,230)
Cash payments to eligible policyholders .................................................       (500)         --          --
Capital contribution from parent ........................................................          2       1,050          --
Dividend to parent ......................................................................       (228)         --          --
Cash destacked ..........................................................................         --      (7,715)         --
                                                                                            --------    --------    --------
       Cash flows used in financing activities ..........................................     (1,532)    (14,262)     (4,643)
                                                                                            --------    --------    --------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS ....................................       (794)     (1,089)      1,249
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR ............................................      6,587       7,676       6,427
                                                                                            --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR ..................................................   $  5,793    $  6,587    $  7,676
                                                                                            ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid .......................................................................   $     33    $    466    $    248
                                                                                            --------    --------    --------

Interest paid ...........................................................................   $    224    $    638    $  1,040
                                                                                            --------    --------    --------
NON-CASH TRANSACTIONS DURING THE YEAR
Policy credits issued and demutualization consideration
payable to eligible policyholders .......................................................   $     --    $  1,469    $     --
                                                                                            --------    --------    --------


                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
1. BUSINESS

The Prudential Insurance Company of America ("Prudential Insurance"), together with its subsidiaries (collectively, the "Company"), is a wholly owned subsidiary of Prudential Holdings, LLC ("Prudential Holdings"), which is a wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the "date of demutualization"), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

On the date of demutualization, policyholder membership interests in Prudential Insurance were extinguished and eligible policyholders collectively received shares of Common Stock of Prudential Financial, the rights to receive cash and increases to their policy values in the form of policy credits. The demutualization was accounted for as a reorganization. Accordingly, the Company's retained earnings on the date of demutualization, after the distribution of the above consideration, was reclassified to "Additional paid-in capital."

Concurrent with the demutualization, the Company completed a corporate reorganization (the "destacking") whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company. The subsidiaries distributed by the Company to Prudential Financial included its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, its international securities and investments operations, its domestic banking operations and its residential real estate brokerage franchise and relocation services operations. The destacking was reflected as a dividend from the Company to Prudential Financial. For financial reporting purposes, the destacking is assumed to have occurred on December 31, 2001. The net income for the destacked companies and operations for the period December 18, 2001 through December 31, 2001 that is included within the Company's results of operations was not material.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Prudential Insurance, its majority-owned subsidiaries and those partnerships and joint ventures in which the Company has a majority financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investments, future policy benefits, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. The amortized cost of all fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs, future policy benefits and policyholders' dividends that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Trading account assets, and securities sold but not yet purchased, consist primarily of investments and derivatives used by the Company either in its capacity as a broker-dealer or its use of derivatives for asset and liability management activities. These instruments are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs, future policy benefits and policyholders' dividends that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)." The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Commercial loans are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as collateralized financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell and to value the securities daily. Assets to be repurchased are the same, or substantially the same, as the assets transferred. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities loaned are treated as financing arrangements and are recorded at the amount of cash received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms.

Securities repurchase and resale agreements and securities loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. Because of their short term, the carrying amounts of these instruments approximate fair value.

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control. Other long-term investments also include investments in the Company's own separate accounts, which are carried at estimated fair value, and investments in real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, the Company's interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to the Company and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of the Company's joint venture interests and the resulting gains and losses are included in "Realized investment gains (losses), net."

Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost which, because of their short term, approximates fair value.

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) whether the decline is substantial; (2) the duration (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer. Provisions for losses on commercial loans are included in "Realized investment gains (losses), net." Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in "Realized investment gains (losses), net."

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. Deferred policy acquisition costs, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

For participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate of assumed future investment yield used in estimating expected gross margins was 7.31% at December 31, 2002 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized over the expected life of the contracts in proportion to premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

For property and casualty insurance contracts, DAC is amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of DAC. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

For group annuity defined contribution contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to estimated gross profits. For group and individual long term care contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to premiums. For other group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, reinsurance recoverables, trade receivables, receivables resulting from sales of securities that had not yet settled at the balance sheet date, goodwill and certain restricted assets. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of payables resulting from purchases of securities that had not yet settled at the balance sheet date, employee benefit liabilities, trade payables and demutualization consideration not yet paid to policyholders.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Policyholders' Dividends

The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the statutory results and past experience of Prudential Insurance, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. See Note 9 for further discussion of the impact of policyholders' dividends on earnings.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies are recognized and earned over the life of the contracts. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when earned in a constant relationship to the amount of expected future benefit payments.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit exceeds the current account value at the time of death, the Company incurs a cost that is recorded as "Policyholders' benefits" for the period in which death occurs.

Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements, contracts without life contingencies and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)."

Commissions and Other Income

Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company's securities and investment management businesses are also included in "Commissions and other income." The Company's principal securities brokerage companies, its principal asset management operations and its international securities and investments operations were destacked on the date of demutualization as discussed in Note 1.

Derivative Financial Instruments

The Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Upon its adoption of SFAS No. 133, the Company reclassified "held to maturity" securities with a fair market value of approximately $12,085 million to "available-for-sale" as permitted by the new standard. This reclassification resulted in unrealized investment gains of $94 million, net of tax, which were recorded as a component of "Accumulated other comprehensive income (loss)."

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, value of securities or commodities, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, manage the interest rate and currency characteristics of invested assets and to mitigate the risk of a diminution, upon translation to U.S. dollars, of expected non-U.S. earnings resulting from unfavorable changes in currency exchange rates. They are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded in the Consolidated Statements of Financial Position either as assets within "Trading account assets" or as liabilities within "Other liabilities." Realized and unrealized changes in fair value of derivatives used in a dealer capacity are included in "Commissions and other income" in the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

As discussed in detail below and in Note 17, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective unrealized portion of cash flow hedges and effective hedges of net investment in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either
(1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion of adjusting the derivative to fair value is recorded in "Realized investment gains (losses), net."

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement line item associated with the hedged item. Under certain circumstances, the change in fair value of an unhedged item is either not recorded or recorded instead in "Accumulated other comprehensive income (loss)." When such items are hedged and the hedge qualifies as a fair value hedge, the change in fair value of both the hedged item and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

the derivative are reported on a net basis in "Realized investment gains (losses), net." Periodic settlements associated with such derivatives are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or "Accumulated other comprehensive income (loss)," depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a firm commitment that is to be settled in a foreign currency) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within "Accumulated other comprehensive income
(loss)."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company occasionally is a party to a financial instrument that contains a derivative instrument that is "embedded" in the financial instrument. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item (including firm commitments or forecasted transactions); (2) the derivative expires or is sold, terminated, or exercised; or (3) the derivative is no longer designated as a hedge instrument, because (a) it is unlikely that a forecasted transaction will occur; (b) because a hedged firm commitment no longer meets the definition of a firm commitment; or (c) management determines that designation of the derivative as a hedge instrument is no longer appropriate. When hedge accounting is discontinued, any hedged asset or liability, which otherwise would not be carried at fair value, will no longer be adjusted for changes in fair value.

Income Taxes

The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. In addition to taxes on operations, the Internal Revenue Code imposes an "equity tax" on mutual life insurance companies. Subsequent to the demutualization, the Company is no longer subject to the equity tax. Subsidiaries operating outside the United States are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Demutualization Costs and Expenses

Demutualization costs and expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York State Insurance Department in the demutualization process and related matters as well as the cost of printing and postage for

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

communications with policyholders and other administrative costs. Demutualization costs and expenses for the year ended December 31, 2001 also include $340 million of demutualization consideration paid to former Canadian branch policyholders pertaining to certain policies that Prudential Insurance transferred to London Life Insurance Company in 1996 in connection with the sale of most of its Canadian branch operations. Under the Plan of Reorganization, these policyholders were required to receive demutualization compensation in the form of cash.

New Accounting Pronouncements

In June 2001, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All indefinite lived intangible assets shall be tested for impairment in accordance with the statement. The Company adopted SFAS No. 142 as of January 1, 2002. The Company ceased the amortization of goodwill as of that date and determined that the implementation of the transition provisions of this statement did not result in an impairment loss as of the adoption date of the standard. Net income (loss) would have been approximately $(130) million and $411 million for the years ended December 31, 2001 and 2000, respectively, had the provisions of the new standard been applied as of January 1, 2000. Goodwill amortization amounted to $21 million and $13 million for the years ended December 31, 2001 and 2000, respectively. The Company tests goodwill for impairment on an annual basis as of December 31 of each year, and between the annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. As a result of the December 31, 2002 annual impairment test, the Company determined that no impairment was needed. Goodwill, which is included in "Other assets," amounted to $105 million and $88 million at December 31, 2002 and 2001, respectively.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. The implementation of this provision was not material to the Company's financial position. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. An impairment for assets that are not to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. Consequently, certain activities included in discontinued operations in the accompanying financial statements would not have been recorded as discontinued operations prior to the adoption of SFAS No. 144. See Note 3 for additional information pertaining to discontinued operations. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. Accordingly, the Company will adopt this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position. The disclosure requirements of the Interpretation have been incorporated in Note 18.

In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities." FIN No. 46 addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns), or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns. The Company adopted the Interpretation for relationships with VIEs that began on or after February 1, 2003. The Company will implement the consolidation guidance by July 1, 2003 for VIEs with which the Company became involved prior to February 1, 2003. The Company is in the process of determining whether it will need to consolidate previously unconsolidated VIEs or to deconsolidate previously consolidated VIEs. Based upon its relationships with such entities, the Company believes that the implementation of the consolidation guidance will not have a material effect on the Company's consolidated financial position.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

In the third quarter of 2002, the Company discontinued its web-based business for the workplace distribution of voluntary benefits. The loss for the year ended December 31, 2002 includes a pre-tax impairment charge of $32 million on the Company's investment in a vendor of that distribution platform, as well as a pre-tax charge of $7 million related to severance and contract termination costs.

In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. The Company retained all liabilities associated with litigation that existed at that date or commenced within two years of that date with respect to claims that were incurred prior to August 6, 1999 (see Note 18). Reserves relating to the healthcare business include the cost of resolving litigation and certain contractual and regulatory matters, as well as estimates of other costs in connection with the disposition of the business. The Company also established reserves in connection with a medical loss ratio agreement (the "MLR Agreement"), pursuant to which the Company was required to make payments to Aetna in the event that the medical loss ratios (i.e., incurred medical expense divided by earned premiums) of the sold businesses were less favorable than levels specified in the MLR Agreement for the years 1999 and 2000.

The loss the Company recorded upon the disposal of the healthcare business was reduced in each of the years ended December 31, 2002, 2001 and 2000. The reduction in 2000 was recorded upon the completion of the period covered by the MLR Agreement and took into consideration other disposal costs incurred compared with previous estimates. The reduction in 2001 was primarily attributable to the final settlement of the MLR Agreement. The reduction in 2002 was primarily the result of favorable resolution of certain legal and regulatory matters.

Although the Company no longer issues or renews healthcare policies, it was required to issue and renew policies for specified periods of time after the closing date, in order to provide for uninterrupted operation and growth of the business that Aetna acquired. All such policies were 100% coinsured by Aetna. Consequently, the following amounts pertaining to the coinsurance agreement had no effect on the Company's results of operations. Ceded premiums and benefits were $27 million and $17 million, respectively for the year ended December 31, 2002. Ceded premium and benefits for the year ended December 31, 2001 were $966 million and $827 million, respectively, and for the year ended December 31, 2000 were $1,872 million and $1,418 million, respectively. Reinsurance recoverable under this agreement, included in "Other assets," was $45 million at December 31, 2002 and $202 million at December 31, 2001.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
3. DISCONTINUED OPERATIONS (continued)



Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

                                                                                                    2002     2001     2000
                                                                                                  ----------------------------
                                                                                                         (in millions)
Web-based workplace distribution of voluntary benefits ........................................   $   (58) $   (20) $    (5)
Healthcare operations .........................................................................        71       25      121
                                                                                                  -------  -------  ----------
Income  from discontinued operations before income taxes ......................................        13        5      116
Income tax expense ............................................................................         5        2       42
                                                                                                  -------  -------  ----------
Income from discontinued operations, net of taxes .............................................   $     8  $     3  $    74
                                                                                                  =======  =======  ==========

The Company's Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $44 million and $50 million, respectively, at December 31, 2002, and $289 million and $343 million, respectively, at December 31, 2001.

4. CAPITAL MARKETS RESTRUCTURING

In the fourth quarter of 2000, Prudential Securities Group Inc. exited the lead-managed equity underwriting for corporate issuers and institutional fixed income businesses. Exiting these businesses resulted in staff reductions of approximately 700 positions, 350 of which were eliminated in 2000 and the remainder in 2001. The positions eliminated included investment bankers, traders, analysts and other professional and support staff. Results for 2000 include a pre-tax charge of $476 million in connection with the restructuring, which is presented as "Capital markets restructuring." The charge includes $213 million for employee related costs, consisting largely of severance and termination benefits. The charge also includes the write-off of $140 million of goodwill previously recorded in connection with investment banking acquisitions. Remaining charges of $123 million consist of lease termination payments and other facility exit costs, including office equipment and leasehold improvements write-downs, and other related costs. Prudential Securities Group Inc. was destacked on the date of demutualization as discussed in Note 1.

5. ACQUISITION OF KYOEI LIFE INSURANCE COMPANY, LTD.

In April 2001, the Company completed the acquisition of Kyoei Life Insurance Co., Ltd. ("Kyoei"), a stock life insurance company located in Japan, which has been accounted for as a purchase. Kyoei was renamed Gibraltar Life Insurance Company, Ltd. ("Gibraltar Life") by the Company concurrent with the acquisition. Gibraltar Life provides financial services throughout Japan. Gibraltar Life primarily offers four types of insurance products: individual insurance, including life and indemnity health coverage; individual annuities; group life insurance; and group annuities. It distributes these products through an agency force and large employer groups. Gibraltar Life also has domestic and foreign subsidiaries, including non-insurance businesses, which are not material to its financial position or results of operations.

Prior to its acquisition, Gibraltar Life filed for reorganization under the Reorganization Law of Japan. The Reorganization Law, similar to Chapter 11 of the U.S. Bankruptcy Code, is intended to provide a mechanism for restructuring financially troubled companies by permitting the adjustment of the interests of creditors, shareholders and other interested parties. On April 2, 2001, the Tokyo District Court issued its official recognition order approving the Reorganization Plan. The Reorganization Plan became effective immediately upon the issuance of the recognition order, and is binding upon Gibraltar Life, its creditors, including policyholders, its shareholders and other interested parties, whether or not they submitted claims or voted for or against the plan. The Reorganization Plan included the extinguishment of all existing stock for no consideration and the issuance of 1.0 million new shares of common stock. Pursuant to the Reorganization Plan, on April 19, 2001 the Company contributed
(Y)50 billion ($395 million based on currency exchange rates at that time) in cash to Gibraltar Life's capital and on April 20, 2001 received 100% of Gibraltar Life's newly issued common stock. The Company also provided (Y)98 billion ($775 million based on currency exchange rates at that time) to Gibraltar Life in the form of a subordinated loan.

For purposes of inclusion in the Company's Consolidated Financial Statements, Gibraltar Life has adopted a November 30 fiscal year end. Therefore, the Company's Consolidated Statements of Operations include Gibraltar Life's results of operations for the period April 2, 2001 through November 30, 2001 and include income from continuing operations before income taxes for Gibraltar Life of $238 million for the year ended December 31, 2001. Gibraltar Life was destacked on the date of demutualization as discussed in Note 1.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6. INVESTMENTS

Fixed Maturities and Equity Securities


The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) at December 31,

                                                                                              2002
                                                                   ------------------------------------------------------------
                                                                                      Gross            Gross
                                                                   Amortized       Unrealized       Unrealized      Estimated
                                                                      Cost            Gains           Losses        Fair Value
                                                                   ----------    -------------     ------------   -------------
                                                                                          (in millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies ....................................   $    8,133    $         658    $           7   $      8,784
Obligations of U.S. states and their political subdivisions ....          864              126             --              990
Foreign government bonds .......................................        1,850              346                2          2,194
Corporate securities ...........................................       71,743            5,523              527         76,739
Mortgage-backed securities .....................................        7,103              259                3          7,359
                                                                   ----------    -------------    -------------   -------------

Total fixed maturities available for sale ......................   $   89,693    $       6,912    $         539   $     96,066
                                                                   ==========    =============    =============   ============

Equity securities available for sale ...........................   $    1,736    $         145    $         141   $      1,740
                                                                   ==========    =============    =============   ============

                                                                                              2001
                                                                   ------------------------------------------------------------
                                                                                      Gross            Gross
                                                                   Amortized       Unrealized       Unrealized      Estimated
                                                                      Cost            Gains           Losses        Fair Value
                                                                   -----------   --------------   --------------  -------------
                                                                                          (in millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies ....................................   $    7,715    $         192    $          33   $      7,874
Obligations of U.S. states and their political subdivisions ....          711               24                8            727
Foreign government bonds .......................................        1,961              199               14          2,146
Corporate securities ...........................................       68,130            2,682              898         69,914
Mortgage-backed securities .....................................        4,787              157               19          4,925
                                                                   ----------    -------------    -------------   ------------
Total fixed maturities available for sale ......................   $   83,304    $       3,254    $         972   $     85,586
                                                                   ==========    =============    =============   ============
Equity securities available for sale ...........................   $      992    $         188    $         111   $      1,069
                                                                   ==========    =============    =============   ============



The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2002, is as follows:

                                                                                                    Available for Sale
                                                                                                ----------------------------
                                                                                                 Amortized      Estimated
                                                                                                    Cost        Fair Value
                                                                                                -------------  -------------
                                                                                                       (in millions)
Due in one year or less .................................................................       $      4,731   $      4,806
Due after one year through five years ...................................................             26,271         27,471
Due after five years through ten years ..................................................             25,235         27,132
Due after ten years .....................................................................             26,353         29,298
Mortgage-backed securities ..............................................................              7,103          7,359
                                                                                                ------------   ------------
    Total ...............................................................................       $     89,693   $     96,066
                                                                                                =============  ============


Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

Proceeds from the repayment of held to maturity fixed maturities during 2002, 2001 and 2000 were $0 million, $139 million and $3,266 million, respectively. Gross gains of $0 million, $0 million and $8 million were realized on prepayment of held to maturity fixed maturities during 2002, 2001 and 2000, respectively.


Proceeds from the sale of available for sale fixed maturities during 2002, 2001 and 2000 were $39,417 million, $84,629 million and $93,653 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 2002, 2001 and 2000 were $11,605 million, $13,521 million and $6,318 million, respectively. Gross gains of $1,158 million, $1,270 million and $909

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6. INVESTMENTS (continued)

million, and gross losses of $1,213 million, $1,136 million and $1,408 million were realized on sales and prepayments of available for sale fixed maturities during 2002, 2001 and 2000, respectively.

Write-downs for impairments for fixed maturities were $664 million, $777 million and $540 million, and for equity securities were $194 million, $238 million and $34 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Due to the adoption of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," on January 1, 2001, the aggregate amortized cost of "held to maturity" securities transferred to the "available for sale" portfolio was $11,937 million. Unrealized investment gains of $94 million, net of tax, were recorded in "Accumulated other comprehensive income (loss)" at the time of the transfer in 2001.

Commercial Loans

The Company's commercial loans are as follows at December 31,

                                                                                 2002                          2001
                                                                       -------------------------     -------------------------
                                                                          Amount         % of           Amount        % of
                                                                       (in millions)     Total       (in millions)     Total
                                                                       --------------    -------     --------------   --------
Collateralized loans by property type
Office buildings ....................................................  $       3,332       21.4%     $       3,548       23.5%
Retail stores .......................................................          1,993       12.8%             2,054       13.6%
Residential properties ..............................................             98        0.6%               158        1.0%
Apartment complexes .................................................          4,410       28.3%             4,203       27.8%
Industrial buildings ................................................          3,098       19.9%             2,685       17.8%
Agricultural properties .............................................          1,863       11.9%             1,908       12.6%
Other ...............................................................            798        5.1%               555        3.7%
                                                                       -------------      -----      -------------    -------
    Subtotal of collateralized loans ................................         15,592      100.0%            15,111      100.0%
                                                                                          =====                       =======
Valuation allowance .................................................           (172)                         (202)
                                                                       -------------                 -------------
Total collateralized loans ..........................................  $      15,420                 $      14,909
                                                                       =============                 =============


The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (26.5%) and New York (10.2%) at December 31, 2002.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is summarized as follows:

                                                                                               2002        2001        2000
                                                                                              -------     --------    --------
                                                                                                       (in millions)
Allowance for losses, beginning of year .................................................     $  202      $   225     $   221
Allowance on loans acquired from Gibraltar Life .........................................       --            739        --
Addition (release) of allowance for losses ..............................................         (1)         (24)         17
Charge-offs, net of recoveries ..........................................................        (29)        (412)        (13)
Change in foreign exchange ..............................................................       --              7        --
Destacking ..............................................................................       --           (333)       --
                                                                                              ------      -------     -------
Allowance for losses, end of year .......................................................     $  172      $   202     $   225
                                                                                              ======      =======     =======

Non-performing commercial loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                                                       2002           2001
                                                                                                     ----------    -----------
                                                                                                          (in millions)
Non-performing commercial loans with allowance for losses ....................................       $      87     $      155
Non-performing commercial loans with no allowance for losses .................................             163            222
Allowance for losses, end of year ............................................................              (9)           (36)
                                                                                                     ---------     ----------
Net carrying value of non-performing commercial loans ........................................       $     241     $      341
                                                                                                     =========     ==========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6. INVESTMENTS (continued)

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $316 million, $407 million and $565 million for 2002, 2001 and 2000, respectively. Net investment income recognized on these loans totaled $23 million, $32 million and $37 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Other Long-term Investments

The Company's "Other long-term investments" includes investments in joint ventures and limited partnerships of $1,518 million and $1,693 million at December 31, 2002 and 2001, respectively. These investments include $681 million and $715 million in real estate related interests and $837 million and $978 million in non-real estate related interests at December 31, 2002 and 2001, respectively.

Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                                        At December 31,
                                                                                                  -----------------------------
                                                                                                      2002            2001
                                                                                                  -------------   -------------
                                                                                                         (in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate ...................................................................    $      2,179    $      3,603
Investments in securities ....................................................................           2,460           1,694
Cash and cash equivalents ....................................................................             132              87
Other assets .................................................................................              76             208
                                                                                                  ------------    -------------
Total assets .................................................................................    $      4,847    $      5,592
                                                                                                  ============    ============

Borrowed funds-third party ...................................................................    $        645    $        598
Borrowed funds-Prudential Financial ..........................................................            --                 2
Other liabilities ............................................................................             561           1,399
                                                                                                  ------------    ------------
Total liabilities ............................................................................           1,206           1,999
Partners' capital ............................................................................           3,641           3,593
                                                                                                  ------------     -----------
Total liabilities and partners' capital ......................................................    $      4,847    $      5,592
                                                                                                  ============    ============
Equity in partners' capital included above ...................................................    $      1,073    $        971
Equity in limited partnership interests not included above ...................................             445             722
                                                                                                   -----------     -----------
Carrying value ...............................................................................    $      1,518    $      1,693
                                                                                                  ============    ============

                                                                                                  Years ended December 31,
                                                                                            ----------------------------------
                                                                                              2002         2001        2000
                                                                                            ---------    ---------   ---------
                                                                                                      (in millions)
STATEMENTS OF OPERATIONS
Income of real estate joint ventures ....................................................   $    140     $    245    $    257
Income of other limited partnership interests ...........................................        126          142         256
Interest expense-third party ............................................................        (63)         (31)        (31)
Other expenses ..........................................................................       (159)        (251)       (226)
                                                                                            --------     --------    --------
Net earnings ............................................................................   $     44     $    105    $    256
                                                                                            ========     ========    ========

Equity in net earnings included above ...................................................   $      5     $     37    $     79
Equity in net earnings of limited partnership interests not included above ..............         12           47         108
                                                                                            --------     --------    --------
Total equity in net earnings ............................................................   $     17     $     84    $    187
                                                                                            ========     ========    ========

"Other long-term investments" includes investments in real estate, which is held through direct ownership, of $126 million and $148 million at December 31, 2002 and 2001, respectively. "Other long-term investments" also includes investments in the Company's separate accounts of $396 million and $975 million, and other miscellaneous investments of $1,411 million and $1,008 million at December 31, 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6. INVESTMENTS (continued)

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                                                        2002           2001           2000
                                                                                      -----------   ------------   ------------
                                                                                                   (in millions)
Fixed maturities available for sale ................................................  $   5,837     $    6,826     $    5,938
Fixed maturities held to maturity ..................................................       --               12          1,028
Trading account assets .............................................................       --              294            734
Equity securities available for sale ...............................................         57             45             67
Commercial loans ...................................................................      1,244          1,432          1,370
Policy loans .......................................................................        510            522            478
Securities purchased under agreements to resell ....................................       --               11             28
Broker-dealer related receivables ..................................................       --              513          1,222
Short-term investments and cash equivalents ........................................        267            462            683
Other investment income ............................................................        182            423            484
                                                                                      ---------     ----------     ----------
Gross investment income ............................................................      8,097         10,540         12,032
Less investment expenses ...........................................................       (498)        (1,388)        (2,530)
                                                                                      ---------     ----------     ----------
Net investment income ..............................................................  $   7,599     $    9,152     $    9,502
                                                                                      =========     ==========     ==========

Based on the carrying value, assets categorized as "non-income producing" at December 31, 2002 included in fixed maturities, commercial loans and other long-term investments totaled $19 million, $14 million and $9 million, respectively.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                                                             2002         2001        2000
                                                                                           -----------   --------   -----------
                                                                                                     (in millions)
Fixed maturities ........................................................................  $   (719)     $  (639)   $  (1,066)
Equity securities available for sale ....................................................      (155)        (245)         450
Commercial loans ........................................................................        10            1           (5)
Investment real estate ..................................................................     --              40           49
Joint ventures and limited partnerships .................................................        11        --             124
Derivatives .............................................................................      (292)         154          187
Other ...................................................................................       (21)          14           (5)
                                                                                           --------      -------    ---------
Realized investment losses, net .........................................................  $ (1,166)     $  (675)   $    (266)
                                                                                           ========      =======    =========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6.    INVESTMENTS  (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income
(loss)." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                                                               Accumulated
                                                                                                                   Other
                                                                                                               Comprehensive
                                                                                                               Income (Loss)
                                                  Unrealized    Deferred                          Deferred     Related To Net
                                                     Gains       Policy     Future               Income Tax      Unrealized
                                                  (Losses) On  Acquisition  Policy Policyholders'(Liability)    Investment
                                                  Investments     Costs    Benefits  Dividends    Benefit     Gains (Losses)
                                                  -----------  ----------  ------- ------------ -----------   -------------
                                                                               (in millions)
Balance, December 31, 1999 .....................  $   (1,348)  $     306   $   (3)  $   --       $     385     $        (660)
Net investment gains (losses) on
  investments arising during the period ........       1,458       --        --         --            (540)              918
Reclassification adjustment for (gains)
  losses included in net income ................         621       --        --         --            (230)              391
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition
  costs ........................................      --            (356)    --         --             132              (224)
Impact of net unrealized investment (gains)
  losses on future policy benefits .............      --           --        (101)      --              35               (66)
                                                  ----------   ---------   ------   ----------   ---------     -------------

Balance, December 31, 2000 .....................         731         (50)    (104)      --            (218)              359
Net investment gains (losses) on
  investments arising during the period ........         815       --        --         --            (301)              514
Reclassification adjustment for (gains)
  losses included in net income ................         865       --        --         --            (320)              545
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition
  costs ........................................      --            (270)    --         --              97              (173)
Impact of net unrealized investment (gains)
  losses on future policy benefits .............      --           --          27       --             (10)               17
Destacking dividend to parent ..................        (156)          3     --         --              50              (103)
                                                  ----------   ---------   ------   ----------   ---------     -------------

Balance, December 31, 2001 .....................       2,255        (317)     (77)      --            (702)            1,159
Net investment gains (losses) on
  investments arising during the period ........       3,231       --        --         --          (1,162)            2,069
Reclassification adjustment for (gains)
  losses included in net income ................         844       --        --         --            (303)              541
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition
  costs ........................................      --            (195)    --         --              70              (125)
Impact of net unrealized investment (gains)
  losses on future policy benefits .............      --           --        (772)      --             278              (494)
Impact of net unrealized investment (gains)
  losses on policyholders' dividends ...........      --           --        --         (1,606)        579            (1,027)
                                                  ----------   ---------   ------   ----------   ---------     -------------
Balance, December 31, 2002 .....................  $    6,330   $    (512)  $ (849)  $   (1,606)  $  (1,240)    $       2,123
                                                  ==========   =========   ======   ==========   =========     =============


The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                                                                             2002          2001        2000
                                                                                           ----------    ----------   --------
                                                                                                     (in millions)
Fixed maturities ........................................................................  $   6,373     $   2,282    $   712
Equity securities .......................................................................          4            77         51
Other long-term investments .............................................................        (47)         (104)       (32)
                                                                                            --------      --------     ------
Unrealized gains on investments .........................................................  $   6,330     $   2,255    $   731
                                                                                           =========     =========    =======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6. INVESTMENTS (continued)

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreement to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                                                                     2002             2001
                                                                                                -------------    -------------
                                                                                                        (in millions)
Fixed maturities available for sale ..........................................................  $      15,071    $      10,815
Trading account assets .......................................................................             68              261
Separate account assets ......................................................................          2,496            2,659
                                                                                                 ------------     ------------
Total securities pledged .....................................................................  $      17,635    $      13,735
                                                                                                =============    =============


In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. The fair value of this collateral was approximately $280 million and $453 million at December 31, 2002 and 2001, respectively, of which $80 million in 2002 and $223 million in 2001 had either been sold or repledged.

Assets of $223 million and $237 million at December 31, 2002 and 2001, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $789 million and $960 million at December 31, 2002 and 2001, respectively, were held in voluntary trusts. Of these amounts, $192 million and $244 million at December 31, 2002 and 2001, respectively, related to sales practices matters described in
Note 18. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $119 million and $140 million at December 31, 2002 and 2001, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $25 million and $183 million at December 31, 2002 and 2001, respectively.

7. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                                         2002          2001           2000
                                                                                       ----------    ----------    -----------
                                                                                                   (in millions)
Balance, beginning of year .........................................................   $   5,122     $   7,063     $    7,324
Capitalization of commissions, sales and issue expenses ............................         461         1,385          1,324
Amortization .......................................................................        (647)       (1,126)        (1,096)
Change in unrealized investment gains and losses ...................................        (195)         (270)          (356)
Foreign currency translation .......................................................       --             (184)          (154)
Acquisition of subsidiary ..........................................................       --           --                 21
Destacking .........................................................................       --           (1,746)        --
                                                                                       ---------     ---------     ----------
Balance, end of year ...............................................................   $   4,741     $   5,122     $    7,063
                                                                                       =========     =========     ==========


8. POLICYHOLDERS' LIABILITIES


Future Policy Benefits

Future policy benefits at December 31, are as follows:

                                                                                                    2002             2001
                                                                                                --------------   --------------
                                                                                                        (in millions)
Life insurance ...............................................................................  $      52,610    $      51,012
Annuities ....................................................................................         13,591           13,046
Other contract liabilities ...................................................................            292              270
                                                                                                -------------    -------------
Total future policy benefits .................................................................  $      66,493    $      64,328
                                                                                                =============    =============

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
8. POLICYHOLDERS' LIABILITIES (continued)

Participating insurance represented 34% and 37% of domestic individual life insurance in force at December 31, 2002 and 2001, respectively, and 91%, 92% and 94% of domestic individual life insurance premiums for 2002, 2001 and 2000, respectively.

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company's experience when the basis of the reserve is established. Interest rates used for the aggregate reserves range from 2.5% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities are equal to the aggregate of (1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and (2) premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the aggregate reserves range from 3.5% to 14.8%; less than 4% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the aggregate reserves range from 2.5% to 6.4%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,457 million and $1,867 million are included in "Future policy benefits" with respect to these deficiencies at December 31, 2002 and 2001, respectively. The increase is largely attributable to unrealized investment gains and, consequently, is largely offset within "Accumulated other comprehensive income (loss)."

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                                                                                      2002            2001
                                                                                                  -------------   -------------
                                                                                                         (in millions)
Individual annuities .........................................................................    $      6,115    $      5,243
Group annuities ..............................................................................           1,815           1,900
Guaranteed investment contracts and guaranteed interest accounts .............................          13,982          13,031
Interest-sensitive life contracts ............................................................           3,369           3,788
Dividend accumulations and other .............................................................          11,401           9,563
                                                                                                  ------------    ------------
Policyholders' account balances ..............................................................    $     36,682    $     33,525
                                                                                                  ============    ============

Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges. Interest crediting rates range from 3.5% to 8% for interest-sensitive life contracts and from 1.7% to 16% for investment-type contracts. Less than 5% of policyholders' account balances have interest crediting rates in excess of 8%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
8. POLICYHOLDERS' LIABILITIES (continued)

Unpaid Claims and Claim Adjustment Expenses

The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance and accident and health insurance at December 31:

                                                                   2002                   2001                    2000
                                                            -------------------   ---------------------    -------------------
                                                            Accident   Property   Accident    Property     Accident   Property
                                                            and        and        and         and          and        and
                                                            Health     Casualty   Health      Casualty     Health     Casualty
                                                            --------   ---------  ----------  ----------   --------   ---------
                                                                                      (in millions)
Balance at January 1 .................................      $ 1,647    $  --      $  1,701    $  1,848     $ 1,735    $ 2,409
Less reinsurance recoverables, net ...................          129       --           246         608         378        451
                                                            -------    --------   --------    --------     -------    -------

Net balance at January 1 .............................        1,518       --         1,455       1,240       1,357      1,958
                                                            -------    --------   --------    --------     -------    -------

Incurred related to:
    Current year .....................................          541       --           632       1,440         537      1,271
    Prior years ......................................          (32)      --           (45)       (113)        (22)      (150)

                                                            -------    --------   --------    --------     -------    -------
Total incurred .......................................          509       --           587       1,327         515      1,121

                                                            -------    --------   --------    --------     -------    -------

Paid related to:
    Current year .....................................          158       --           219         932         152        842
    Prior years ......................................          333       --           312         553         265        634

                                                            -------    --------   --------    --------     -------    -------
Total paid ...........................................          491       --           531       1,485         417      1,476

                                                            -------    --------   --------    --------     -------    -------
Acquisitions (dispositions) (a) ......................        --          --            15       --          --          (363)
Destacking ...........................................        --          --            (8)     (1,082)      --         --

                                                            -------    --------   --------    --------     -------    -------
Net balance at December 31 ...........................        1,536       --         1,518       --          1,455      1,240
Plus reinsurance recoverables, net ...................           24       --           129       --            246        608
                                                            -------    --------   --------    --------     -------    -------
Balance at December 31 ...............................      $ 1,560    $  --      $  1,647    $  --        $ 1,701    $ 1,848
                                                            =======    ========   ========    ========     =======    =======

(a) The 2001 accident and health increase relates to the acquisition of Gibraltar Life which was subsequently destacked. The reduction in the 2000 property and casualty balance is primarily attributable to the sale of Gibraltar Casualty Company.

The accident and health reinsurance recoverable balance at December 31, 2002, 2001 and 2000 includes $9 million, $117 million and $239 million, respectively, attributable to the Company's discontinued healthcare business.

The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

The amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business. The amounts incurred for claims and claim adjustment expenses for accident and health related to prior years were primarily due to long-term disability claim termination experience.

9. CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the United States. The Company established a separate closed block for participating individual life insurance policies issued by the Canadian branch of Prudential Insurance. Because of the substantially smaller number of outstanding Canadian policies, this separate closed block is insignificant in size and is not included in the information presented below.

Effective with demutualization, the Company adopted the American Institute of Certified Public Accountants Statement of Position ("SOP") 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
9. CLOSED BLOCK (continued)

Holding Companies and For Certain Long-Duration Participating Contracts." SOP 00-3 addresses financial statement presentation and accounting for certain participating policies after demutualization included in the Closed Block, accounting for demutualization expenses, and accounting for retained earnings and other comprehensive income at the date of demutualization.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. During the first quarter of 2002, the Company completed a GAAP and statutory reconciliation of the assets and liabilities allocated to the Closed Block and the amounts reported as Closed Block assets and liabilities at December 31, 2001. As a result of this reconciliation, it was determined that additional net assets of $94 million on a GAAP basis should have been included in the Closed Block. Such assets were reclassified to the Closed Block during the first quarter of 2002. The statutory amounts were unaffected.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in "Accumulated other comprehensive income (loss)") represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. As required by SOP 00-3, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. As of December 31, 2002, the Company has not recognized a policyholder dividend obligation for the excess of actual cumulative earnings over the expected cumulative earnings. However, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $1,606 million at December 31, 2002, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in "Accumulated other comprehensive income (loss)."

On December 11, 2002 and November 13, 2001, the Company's Board of Directors acted to reduce dividends, effective January 1, 2003 and 2002, respectively, on Closed Block policies to reflect unfavorable investment experience that had emerged since July 1, 2000, the date the Closed Block was originally funded. These actions resulted in a $56 million and $104 million reduction of the liability for policyholder dividends recognized in the years ended December 31, 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
9. CLOSED BLOCK (continued)

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

                                                                                          2002                 2001
                                                                                    ----------------      ---------------
                                                                                               (in millions)
 Closed Block Liabilities
     Future policy benefits ...................................................     $         48,247      $       47,239
     Policyholders' dividends payable .........................................                1,151               1,171
     Policyholder dividend obligation .........................................                1,606               --
     Policyholders' account balances ..........................................                5,481               5,394
     Other Closed Block liabilities ...........................................                9,760               4,603
                                                                                    ----------------      --------------
        Total Closed Block Liabilities ........................................               66,245              58,407
                                                                                    ----------------      --------------

 Closed Block Assets
     Fixed maturities:
        Available for sale, at fair value .....................................               42,402              37,933
     Equity securities, available for sale, at fair value .....................                1,521                 584
     Commercial loans .........................................................                6,457               5,572
     Policy loans .............................................................                5,681               5,758
     Other long-term investments ..............................................                1,008               1,018
     Short-term investments ...................................................                2,374               1,627
                                                                                    ----------------      --------------
        Total investments .....................................................               59,443              52,492
     Cash and cash equivalents ................................................                2,526               1,810
     Accrued investment income ................................................                  715                 716
     Other Closed Block assets ................................................                  528                 635
                                                                                    ----------------      --------------

        Total Closed Block Assets .............................................               63,212              55,653
                                                                                    ----------------      --------------

 Excess of reported Closed Block Liabilities over Closed Block Assets .........                3,033               2,754
 Portion of above representing accumulated other comprehensive income:
        Net unrealized investment gains .......................................                2,720                 780
        Allocated to policyholder dividend obligation .........................               (1,606)              --
                                                                                    ----------------      --------------

 Future earnings to be recognized from Closed Block Assets and Closed Block
   Liabilities ................................................................     $          4,147      $        3,534
                                                                                    ================      ==============


Information regarding the policyholder dividend obligation is as follows:

                                                                                            2002
                                                                                      ----------------
                                                                                       (in millions)
 Balance, January 1, 2002 ..........................................................  $           --
 Impact on income before gains allocable to policyholder dividend obligation .......              --
 Net investment gains ..............................................................              --
 Unrealized investment gains .......................................................             1,606
                                                                                      ----------------
 Balance, December 31, 2002 ........................................................   $         1,606
                                                                                      ================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
9. CLOSED BLOCK (continued)

Closed Block revenues and benefits and expenses for the year ended December 31, 2002 and the period from the date of demutualization through December 31, 2001 were as follows:


                                                                                                               December 18, 2001
                                                                                                                    through
                                                                                                  2002         December 31, 2001
                                                                                             ----------------  ------------------
                                                                                                        (in millions)

 Revenues
     Premiums ...........................................................................    $      4,022        $        293
     Net investment income ..............................................................           3,333                 129
     Realized investment gains (losses), net ............................................            (521)                 24
     Other income .......................................................................              68                   3
                                                                                             ------------        ------------
        Total Closed Block revenues .....................................................           6,902                 449
                                                                                             ------------        ------------
 Benefits and Expenses
     Policyholders' benefits ............................................................           4,310                 288
     Interest credited to policyholders' account balances ...............................             139                   5
     Dividends to policyholders .........................................................           2,506                 100
     General and administrative expenses ................................................             801                  33
                                                                                             ------------        ------------
        Total Closed Block benefits and expenses ........................................           7,756                 426
                                                                                             ------------        ------------
 Closed Block revenues, net of Closed Block benefits and expenses, before income taxes ..            (854)                 23
                                                                                             ------------        ------------
 Income tax expense (benefit) ...........................................................            (147)                  2
                                                                                             ------------        ------------
 Closed Block revenues, net of Closed Block benefits and expenses and income taxes ......    $       (707)       $         21
                                                                                             ============        ============


10.    REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop-loss, basis. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.


The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Prumerica Life S.p.A., The Prumerica Life Insurance Company, Inc., Prudential Seguros, S.A. and Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
10. REINSURANCE (continued)

The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:


                                                                                        2002          2001            2000
                                                                                      ---------    -----------     ----------
                                                                                                   (in millions)
Direct premiums .................................................................     $   8,054    $    13,066     $   10,686
    Reinsurance assumed .........................................................           154             95             86
    Reinsurance ceded ...........................................................          (838)          (684)          (591)
                                                                                      ---------    -----------     ----------
Premiums ........................................................................     $   7,370    $    12,477     $   10,181
                                                                                      =========    ===========     ==========
Policyholders' benefits ceded ...................................................     $     773    $       845     $      642
                                                                                      =========    ===========     ==========

"Premiums" includes affiliated reinsurance assumed of $104 million and affiliated reinsurance ceded of $(162) million for the year ended December 31, 2002. Affiliated policyholders' benefits ceded were $54 million for the year ended December 31, 2002.

Reinsurance recoverables, included in "Other assets" and "Due from parent and affiliates" at December 31, are as follows:

                                                                                                      2002            2001
                                                                                                  -------------   -------------
                                                                                                         (in millions)
Life insurance ..................................................................                 $      1,031    $      1,019
Other reinsurance ...............................................................                           71              84
                                                                                                  -------------    ------------
Total reinsurance recoverable ...................................................                 $      1,102    $      1,103
                                                                                                  =============   =============

Reinsurance recoverables included in "Other assets" are $695 million and $794 million at December 31, 2002 and 2001, respectively. Three major reinsurance companies account for approximately 70% of the reinsurance recoverable at December 31, 2002. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Reinsurance recoverables included in "Due from parent and affiliates" are $407 million and $309 million at December 31, 2002 and 2001, respectively. Reinsurance payables included in "Due to parent and affiliates" are $169 million and $128 million at December 31, 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
11. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

                                                                                                             2002        2001
                                                                                                          ----------- ------------
                                                                                                               (in millions)
   Commercial paper ............................................................................          $    1,265  $     3,022
   Notes payable ...............................................................................                  30           61
   Current portion of long-term debt ...........................................................                 638          754
                                                                                                          ----------  -----------
   Total short-term debt .......................................................................          $    1,933  $     3,837
                                                                                                          ==========  ===========

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 1.3% and 4.6% at December 31, 2002 and 2001, respectively. The current portion of long-term debt at December 31, 2002 includes $300 million of surplus notes due in 2003.

At December 31, 2002, the Company had $2,575 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. At December 31, 2002 and 2001, a portion of commercial paper borrowings were supported by $2,500 million and $4,000 million of the Company's existing lines of credit, respectively. At December 31, 2002 and 2001, the weighted average maturity of commercial paper outstanding was 19 and 21 days, respectively.

Long-term Debt

Long-term debt at December 31, is as follows:


     Description                                                        Maturity Dates       Rate             2002          2001
     --------------------------------------------------------------     ---------------   -------------  -----------  -------------
                                                                                                                (in millions)
     Fixed rate notes
         U.S. Dollar ..............................................          2003-2023      5.97%-7.30%   $    1,002    $     1,066
     Floating rate notes ("FRNs")
         U.S. Dollar ..............................................          2003-2004             (a)           399            591
         Canadian Dollar ..........................................               2003             (b)           --              80
     Surplus notes ................................................          2003-2025             (c)           690            989
                                                                                                          ----------    -----------
     Total long-term debt .........................................                                       $    2,091    $     2,726
                                                                                                          ==========    ===========


(a) The interest rates on the U.S. dollar denominated FRNs are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest rates on the U.S. dollar denominated FRNs ranged from 1.72% to 2.43% in 2002 and 2.07% to 6.99% in 2001.

(b) The interest rate on the Canadian Dollar denominated FRN is based on the Canadian Bankers Acceptances Rate (CADBA) less 0.30%. This note has a contractual floor of 6.00% with a contractual cap of 9.125%. The interest rate ranged from 6.00% to 6.84% in 2001.

(c) The interest rate on the Surplus notes ranged from 7.65% to 8.30% in 2002 and 6.875% to 8.30% in 2001.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2002 and 2001, the Company was in compliance with all debt covenants.


Payment of interest and principal on the surplus notes issued after 1993, of which $690 million was outstanding at December 31, 2002 and 2001, may be made only with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey ("the Commissioner"). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2002, the Company has met these statutory capital requirements.


In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. These instruments qualify for hedge accounting treatment. The impact of these instruments, which is not reflected in the rates presented in the tables above, was a decrease of $30 million in interest expense for the year ended December 31, 2002. Floating rates are determined by contractual

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
11. SHORT-TERM AND LONG-TERM DEBT (continued)

formulas and may be subject to certain minimum or maximum rates. See Note 17 for additional information on the Company's use of derivative instruments.


Interest expense for short-term and long-term debt was $220 million, $641 million and $1,056 million, for the years ended December 31, 2002, 2001 and 2000, respectively.



12.    EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while other employees are based on an account balance that takes into consideration age, service and salary during their career.


The Company provides certain life insurance and health care benefits ("other postretirement benefits") for retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents. The health care plan is contributory; the life insurance plan is non-contributory. Employees generally become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
12. EMPLOYEE BENEFIT PLANS (continued)



Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:



                                                                                                              Other
                                                                         Pension Benefits            Postretirement Benefits
                                                                   -----------------------------    ---------------------------
                                                                       2002             2001             2002         2001
                                                                   --------------    ------------      ----------  -----------
                                                                                         (in millions)
 Change in benefit obligation
 Benefit obligation at the beginning of period .............       $    (5,851)    $     (5,461)       $ (2,027)   $   (1,996)
 Service cost ..............................................              (138)            (167)            (13)          (18)
 Interest cost .............................................              (434)            (431)           (148)         (150)
 Plan participants' contributions ..........................              --               --                (8)           (8)
 Amendments ................................................              (218)               6             141          --
 Acquisitions ..............................................              --               (765)           --            --
 Annuity purchase ..........................................                68              232            --            --
 Actuarial (losses), net ...................................              (409)            (510)           (380)          (77)
 Contractual termination benefits ..........................                (1)              (1)           --            --
 Transfers to destacked subsidiaries .......................                49             --              --            --
 Benefits paid .............................................               388              462             160           152
 Foreign currency changes ..................................              --                 28            --               1
 Transfer from postemployment benefits .....................              --               --               (95)         --
 Destacking ................................................              --                756            --              69
                                                                   -----------     ------------        --------    ----------

 Benefit obligation at end of period .......................       $    (6,546)    $     (5,851)       $ (2,370)   $   (2,027)
                                                                   ===========     ============        ========    ==========

 Change in plan assets
 Fair value of plan assets at beginning of period ..........       $     8,628     $     10,356        $  1,343    $    1,560
 Actual return on plan assets ..............................              (364)          (1,114)            (37)          (82)
 Annuity purchase ..........................................               (68)            (232)           --            --
 Employer contributions ....................................                29               81               3             9
 Plan participants' contributions ..........................              --               --                 8             8
 Benefits paid .............................................              (388)            (462)           (160)         (152)
 Destacking ................................................              --                 (1)           --            --
                                                                   -----------     ------------        --------    ----------

 Fair value of plan assets at end of period ................       $     7,837     $      8,628        $  1,157    $    1,343
                                                                   ===========     ============        ========    ==========
 Funded status
 Funded status at end of period ............................       $     1,291     $      2,777        $ (1,213)   $     (684)
 Unrecognized transition (asset) liability .................              (130)            (236)             15           159
 Unrecognized prior service costs ..........................               230               42             (10)            1
 Unrecognized actuarial (gains) losses, net ................             1,366             (351)            372          (169)
 Effects of fourth quarter activity ........................                 6                6               2             1
                                                                   -----------     ------------        --------    ----------
 Net amount recognized .....................................       $     2,763     $      2,238        $   (834)   $     (692)
                                                                   ===========     ============        ========    ==========

 Amounts recognized in the Statements of Financial Position
 Prepaid benefit cost ......................................       $     3,082     $      2,570        $   --      $     --
 Accrued benefit liability .................................              (371)            (379)           (834)         (692)
 Intangible asset ..........................................              --                  2            --            --
 Accumulated other comprehensive income ....................                52               45            --            --
                                                                   -----------     ------------        --------    ----------
 Net amount recognized .....................................       $     2,763     $      2,238        $   (834)   $     (692)
                                                                   ===========     ============        ========    ==========


The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $456 million, $379 million and $0 million, respectively, at September 30, 2002 and $461 million, $379 million and $0 million, respectively, at September 30, 2001.


Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,385 million and $6,867 million are included in Separate Account assets and liabilities at September 30, 2002 and 2001, respectively.


In 2002 and 2001, the pension plan purchased annuity contracts from Prudential Insurance for $68 million and $232 million, respectively. The approximate future annual benefit payment for the annuity contracts was $20 million and $14 million in 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
12. EMPLOYEE BENEFIT PLANS (continued)



The benefit obligation for pensions increased by a total of $218 million in the year 2002 for amendments related to the distribution of value to the pension plan upon demutualization for $200 million and $18 million related to Prudential Securities Incorporated cash balance feature, which increased the amount of earnings considered pensionable. The benefit obligation for pensions decreased by $6 million in the year 2001 for miscellaneous changes related to the cash balance formula. The introduction of the cash balance formula was a feature of the substantive plan as of the measurement date and is effective January 1, 2001 for new employees and January 1, 2002 for existing employees.

Other postretirement benefit plan assets consist of group and individual life insurance policies, common stocks, corporate debt securities, U.S. government securities, short-term investments and tax-exempt municipal debt. Plan assets include $347 million and $395 million of Company insurance policies at September 30, 2002 and 2001, respectively.

The benefit obligation for other postretirement benefits decreased by $141 million in the year 2002 for changes in the substantive plan made to medical and dental benefits. The significant cost reduction relates to changes in the prescription drug program of $128 million for co-payments and $13 million for cost sharing shifts to certain retirees for medical and dental benefits. Also in 2002, the Company approved the establishment of a new category of retiree called disabled retirees. Based on this new category, $95 million of medical and dental benefits were transferred from postemployment benefits to postretirement benefits. The benefit obligation for other postretirement benefits was not affected by amendments in 2001.

The pension benefits were amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

Net periodic (benefit) cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                                                                              Other
                                                                              Pension Benefits       Postretirement Benefits
                                                                            ----------------------   ------------------------
                                                                            2002     2001    2000     2002     2001     2000
                                                                            -----    -----   -----   -------   ------   -----
                                                                                              (in millions)
Components of net periodic (benefit) cost
Service cost ..................................................             $138     $167    $140    $   13    $  18    $  29
Interest cost .................................................              434      431     427       148      150      150
Expected return on plan assets ................................             (908)    (880)   (799)     (115)    (134)    (133)
Amortization of transition amount .............................             (107)    (106)   (106)       14       17       36
Amortization of prior service cost ............................               30       12      47      --       --       --
Amortization of actuarial net (gain) ..........................              (47)     (85)    (77)       (8)     (16)     (24)
Contractual termination benefits ..............................                1        4       6      --       --       --
                                                                            ----     ----    ----    ------    -----    -----
Net periodic (benefit) cost ...................................            $(459)   $(457)  $(362)   $   52    $  35    $  58
                                                                            ====     ====    ====    ======    =====    =====


The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the year are as follows:










                                                               Pension Benefits                Other Postretirement Benefits
                                                       ----------------------------------  ----------------------------------------
                                                         2002        2001        2000         2002          2001           2000
                                                       ----------  ---------- -----------  ------------  ------------   -----------
 Weighted-average assumptions
 Discount rate (beginning of period) .................     7.25%       7.75%       7.75%         7.25%         7.75%         7.75%
 Discount rate (end of period) .......................     6.50%       7.25%       7.75%         6.50%         7.25%         7.75%
 Rate of increase in compensation levels (beginning
   of period) ........................................     4.50%       4.50%       4.50%         4.50%         4.50%         4.50%
 Rate of increase in compensation levels (end of
   period) ...........................................     4.50%       4.50%       4.50%         4.50%         4.50%         4.50%
 Expected return on plan assets (beginning of
   period) ...........................................     9.50%       9.50%       9.50%         9.00%         9.00%         9.00%
 Health care cost trend rates ........................    --          --          --       6.40-10.00%    6.76-8.76%    7.10-9.50%
 Ultimate health care cost trend rate after
   gradual decrease until 2006 .......................    --          --          --             5.00%         5.00%         5.00%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
12. EMPLOYEE BENEFIT PLANS (continued)


The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a 5 year period.

The expected rates of return for 2003 for pension benefits and other postretirement benefits are 8.75% and 7.75%, respectively.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:



                                                                                                      Other
                                                                                               Postretirement Benefits
                                                                                               -----------------------
                                                                                                        2002
                                                                                                 -------------------
                                                                                                  (in millions)
 One percentage point increase
 Increase in total service and interest costs ..............................................     $          12
 Increase in postretirement benefit obligation .............................................               176

 One percentage point decrease
 Decrease in total service and interest costs ..............................................     $          10
 Decrease in postretirement benefit obligation .............................................               152

Postemployment Benefits

The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2002 and 2001, was $84 million and $183 million, respectively, and is included in "Other liabilities."

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4%, 4% and 3% of annual salary for 2002, 2001 and 2000, respectively. The matching contributions by the Company included in "General and administrative expenses" were $55 million, $72 million and $62 million for the years ended December 31, 2002, 2001 and 2000, respectively.

13.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                                 2002         2001        2000
                                                                               --------     --------    --------
                                                                                          (in millions)
Current tax expense (benefit)
    U.S.....................................................................   $    231     $ (1,014)   $    364
    State and local.........................................................         18           57          31
    Foreign.................................................................          4           43          41
                                                                               --------     --------    --------
    Total...................................................................        253         (914)        436
Deferred tax expense (benefit)
    U.S.....................................................................       (221)         765         (86)
    State and local.........................................................        (22)         (73)        (37)
    Foreign.................................................................       --            171          95
                                                                               --------     --------    --------
    Total...................................................................       (243)         863         (28)
                                                                               --------     --------    --------
Total income tax expense (benefit)..........................................   $     10     $    (51)   $    408
                                                                               ========     ========    ========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
13. INCOME TAXES (continued)



The Company's actual income tax expense (benefit) for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:


                                                                                                2002        2001       2000
                                                                                               -------    ---------   --------
                                                                                                       (in millions)
Expected federal income tax expense (benefit)...........................                       $    1     $    (70)   $   256
Non-taxable investment income ..........................................                          (67)         (63)        (5)
Change in valuation allowance ..........................................                           22           17         14
State and local income taxes ...........................................                           (5)         (12)        (4)
Non-deductible expenses ................................................                            1          241         31
Equity tax .............................................................                         --           (200)       100
Other ..................................................................                           58           36         16
                                                                                               ------     --------    -------
    Total income tax expense (benefit)..................................                       $   10     $    (51)   $   408
                                                                                               ======     ========    =======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                                                       2002           2001
                                                                                                    ----------     ----------
                                                                                                          (in millions)
Deferred tax assets
    Insurance reserves .................................................                            $    1,453     $    1,185
    Policyholder dividends .............................................                                   789            231
    Investments ........................................................                                   369             60
    Net operating and capital loss carryforwards........................                                   165             51
    Litigation related reserves ........................................                                    85             84
                                                                                                    ----------     ----------

    Deferred tax assets before valuation allowance .....................                                 2,861          1,611
    Valuation allowance ................................................                                   (47)           (25)
                                                                                                    ----------     ----------

    Deferred tax assets after valuation allowance ......................                                 2,814          1,586
                                                                                                    ----------     ----------
Deferred tax liabilities
    Net unrealized investment gains ....................................                                 2,309            845
    Deferred policy acquisition costs ..................................                                 1,046          1,212
    Employee benefits ..................................................                                   802            740
    Depreciation .......................................................                                    62             40
    Other ..............................................................                                   509            378
                                                                                                    ----------     ----------

    Deferred tax liabilities ...........................................                                 4,728          3,215
                                                                                                    ----------     ----------
Net deferred tax liability .............................................                            $   (1,914)    $   (1,629)
                                                                                                    ==========     ==========

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2002 and 2001, respectively, the Company had federal net operating and capital loss carryforwards of $300 million and $61 million, which expire between 2007 and 2018. At December 31, 2002 and 2001, respectively, the Company had state operating and capital loss carryforwards for tax purposes approximating $2,747 million and $1,867 million, which expire between 2005 and 2022.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992, as well as 1996. The Service has examined the years 1993 through 1995 and the Company is in the process of finalizing an agreement with the Service with respect to proposed adjustments for those tax years. The Service has begun its examination of 1997 through 2001. Management believes sufficient provisions have been made for potential adjustments.

14.    STOCKHOLDER'S EQUITY


Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. Unassigned surplus of Prudential Insurance was a deficit of $(420) million at December 31, 2002. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
14. STOCKHOLDER'S EQUITY (continued)

before paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance's surplus as of the preceding December 31 or its net gain from operations for the twelve month period ending on the preceding December 31. The laws regulating dividends of Prudential Insurance's other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey's.


Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $(490) million, $(896) million and $149 million for the years ended December 31, 2002, 2001 and 2000, respectively. Statutory capital and surplus of Prudential Insurance amounted to $5,699 million and $6,420 million at December 31, 2002 and 2001, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

15.    RELATED PARTY TRANSACTIONS

Service Agreements - Services Provided

The Company has service agreements with Prudential Financial and certain subsidiaries of Prudential Financial, that prior to the destacking, were subsidiaries of Prudential Insurance. These companies include, along with their subsidiaries, PRUCO, Inc. (includes Prudential Securities Group Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential IBH Holdco, Inc., The Prudential Real Estate Affiliates, Inc., Prudential International Investments Corporation and Prudential Japan Holdings, LLC. Under the agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $527 million for the year ended December 31, 2002 and are recorded as a reduction to the Company's "General and administrative expenses."

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in "Commissions and other income" were $231 million for the year ended December 31, 2002 related primarily to compensation for the sale of affiliates' products through the Company's distribution network. The amounts due to the Company under such agreements were $208 million and $189 million at December 31, 2002 and 2001, respectively, and are included in "Due from parent and affiliates."

Service Agreements - Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group Inc. and consulting services from Prumerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $195 million in "Net investment income" and $101 million in "General and administrative expenses" for the year ended December 31, 2002. The amounts due to Prudential Financial and certain of its subsidiaries under such agreements, as well as federal income tax payments made by Prudential Financial on the Company's behalf, were $25 million and $235 million at December 31, 2002 and 2001, respectively, and are included in "Due to parent and affiliates."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
15. RELATED PARTY TRANSACTIONS (continued)

Notes Receivable and Other Lending Activities

Prudential Funding, LLC, a wholly owned consolidated subsidiary of the Company, borrows funds primarily through the issuance of commercial paper, private placement medium-term notes and Euro medium-term notes which are reflected in "Short-term debt" and "Long-term debt." Historically, Prudential Funding, LLC lent net proceeds to Prudential Insurance and its subsidiaries at cost. After demutualization, the interest rates on loans to the destacked subsidiaries were adjusted to market rates. Affiliated notes receivable included in "Due from parent and affiliates" at December 31, are as follows:

                                                                           Maturity
    Description                                                             Dates           Rate           2002           2001
   --------------------------------------------------------------------- -------------   ------------  -------------  ------------
                                                                                                              (in millions)
    U.S. Dollar floating rate notes (a) ................................    2003-2005    1.60% - 7.72% $      2,150  $      2,590
    U.S. Dollar fixed rate note ........................................         2004            4.56%           20            --
    Japanese Yen fixed rate note .......................................         2008    1.92% - 2.17%          624           565
    Great Britain Pound floating rate note .............................         2004    2.99% - 6.12%           85            77
                                                                                                       ------------  ------------
    Total long-term notes receivable - affiliated (b) ..................                                      2,879         3,232
    Short-term notes receivable - affiliated (c) .......................                                      1,025         2,016
                                                                                                       ------------  ------------
    Total notes receivable - affiliated ................................                               $      3,904  $      5,248
                                                                                                       ============  ============

(a) On the date of demutualization, Prudential Financial made a contribution of capital to the Company amounting to $1,050 million that was financed with the proceeds from the purchase by Prudential Insurance of a series of notes issued by Prudential Financial with market rates of interest and maturities ranging from nineteen months to three years which is included in floating rate notes. Also, included within floating rate notes is the current portion of long-term notes receivable, which was $1,000 million at December 31, 2002 and $150 million at December 31, 2001.
(b) All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (a) above.
(c) Short-term notes receivable have variable rates which averaged 1.82% at December 31, 2002 and 2.28% at December 31, 2001. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $4 million at December 31, 2002 and 2001, and is included in "Due from parent and affiliates."

The Company also engages in overnight borrowing and lending of funds with Prudential Financial. At December 31, 2002, "Cash and cash equivalents" included $170 million associated with these transactions.

Revenues related to lending activities to affiliates were $28 million in "Net investment income" and $82 million in "Commissions and other income" for the year ended December 31, 2002.

Derivatives

Prudential Global Funding, Inc., a wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in "Trading account assets" were $342 million and $273 million at December 31, 2002 and 2001, respectively. Affiliated derivative liabilities included in "Due to parent and affiliates" were $56 million and $65 million at December 31, 2002 and 2001, respectively.

Reinsurance

As discussed in Note 10, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

16.    FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The methods and assumptions discussed below were used in calculating the estimated fair values of the instruments. See Note 17 for a discussion of derivative instruments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
16. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


Commercial Loans

The estimated fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.


Policy Loans

The estimated fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.


Notes Receivable - Affiliated

The estimated fair value of affiliated notes receivable is derived by using discount rates based on the borrowing rates currently available to the Company for notes with similar terms and remaining maturities.


Investment Contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Debt

The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

The carrying amount approximates fair value for the following instruments: fixed maturities available for sale, equity securities, short-term investments, cash and cash equivalents, restricted cash and securities, separate account assets and liabilities, trading account assets, securities purchased under agreements to resell, securities sold under agreements to repurchase, cash collateral for loaned securities, and securities sold but not yet purchased. The following table discloses the Company's financial instruments where the carrying amounts and estimated fair values differ at December 31,


                                                                                  2002                         2001
                                                                        --------------------------   --------------------------
                                                                        Carrying       Estimated     Carrying      Estimated
                                                                          Amount      Fair Value       Amount      Fair Value
                                                                        -----------   ------------   -----------  -------------
                                                                                            (in millions)
Commercial loans ..............................................         $   15,420     $   17,276    $   14,909   $     15,568
Policy loans ..................................................              8,094          9,916         7,930          8,867
Notes receivable - affiliated .................................              3,904          3,941         5,248          5,299
Investment contracts ..........................................             28,722         29,615        25,814         26,346
Short-term and long-term debt .................................              4,024          4,293         6,563          6,705


17.    DERIVATIVE INSTRUMENTS

Types of Derivative Instruments


Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)


Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy affects an orderly sale of hedged securities. When the Company has large cash flows that it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the risk that unfavorable changes in currency exchange rates will reduce U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. earnings are expected to be generated. These contracts do not qualify for hedge accounting. Concurrent with destacking, currency forwards hedging earnings of certain non-U.S. businesses were effectively terminated by entering into equal and offsetting trades.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. Credit derivatives are sold for a premium and are recorded at fair value.

Forward contracts are used by the Company to manage market risks relating to interest rates and commodities and trades in mortgage-backed securities forward contracts. The latter activity was exited in connection with the restructuring of Prudential

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
17. DERIVATIVE INSTRUMENTS (continued)

Securities Group Inc.'s capital markets activities as discussed in
Note 4. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Cash Flow, Fair Value and Net Investment Hedges

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2002 and 2001 was not material to the results of operations of the Company. In addition, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur on the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes.

                                                                                                    (in millions)
Additions due to cumulative effect of change in accounting principle upon adoption of
SFAS No. 133 at January 1, 2001 ...........................................................            $       8
Net deferred losses on cash flow hedges from January 1 to December 31, 2001 ...............                    3
Amount reclassified into current period earnings ..........................................                  (18)
Destacking ................................................................................                   15
                                                                                                       ---------
Balance, December 31, 2001 ................................................................                    8

Net deferred gains on cash flow hedges from January 1 to December 31, 2002 ................                   79
Amount reclassified into current period earnings ..........................................                  (30)
                                                                                                       ---------
Balance, December 31, 2002 ................................................................            $      57
                                                                                                       =========


It is anticipated that a pre-tax gain of approximately $29 million will be reclassified from "Accumulated other comprehensive income (loss)" to earnings during the year ended December 31, 2003 and offset by equal amounts pertaining to the hedged items. The maximum length for which variable cash flows are hedged is 6 years. Income amounts deferred in "Accumulated other comprehensive income
(loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Stockholder's Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustments account within "Accumulated other comprehensive income (loss)" were losses of $32 million in 2002, gains of $75 million in 2001 and gains of $88 million in 2000.

For the years ended December 31, 2002 and 2001, there were no reclassifications to earnings due to firm commitments no longer deemed probable or due to forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION

Commitments and Guarantees

The following table presents, as of December 31, 2002, the Company's future commitments on short-term and long-term debt, as more fully described in Note 11, and future minimum lease payments under non-cancelable operating leases:


                                      Short-term and        Operating
                                      Long-term Debt         Leases
                                      --------------     -------------
                                               (in millions)
     2003 ........................    $        1,933     $         105
     2004 ........................               454                92
     2005 ........................                58                78
     2006 ........................                63                68
     2007 ........................               250                57
     Beyond 2007 .................             1,266               133
                                      --------------     -------------
     Total .......................    $        4,024     $         533
                                      ==============     =============

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense incurred for the years ended December 31, 2002, 2001 and 2000 was $69 million, $520 million and $498 million, respectively, excluding expenses relating to the Company's healthcare business.

Commitments include commitments to originate and sell mortgage loans and commitments to fund investments in private placement securities and limited partnerships. These commitments amounted to $1,298 million at December 31, 2002.

A number of guarantees provided by the Company relate to sales or transfers of real estate, in which the unconsolidated investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist them in obtaining financing for the transaction on more beneficial terms. The Company's maximum potential exposure under these guarantees was $767 million at December 31, 2002. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the assets, or would provide the Company with rights to obtain the assets. At December 31, 2002, no amounts were accrued as a result of the Company's assessment that it is unlikely payments will be required.

Certain contracts underwritten by the Company's guaranteed products business include guarantees of principal related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2002, such contracts in force carried a total guaranteed value of $648 million.

The Company had accrued a liability of $4 million at December 31, 2002 related to other financial guarantees and indemnity arrangements with maximum potential payments of $43 million.


Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION (continued)

proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company has been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, the Company has resolved those regulatory actions, its sales practices class action litigation and virtually all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. The Company believes that its reserves related to sales practices, at December 31, 2002, are adequate.

In addition, the Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company's former managed care operations and assert nationwide classes. In October 2000, by Order of the Judicial Panel on Multi-district Litigation, a number of these class actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. Some of these class actions allege, among other things, misrepresentation of the level of services and quality of care, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of contract and fiduciary duty, violations of ERISA, violations of and conspiracy to violate RICO, deprivation of plaintiffs' rights to the delivery of honest medical services and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. A motion to dismiss the amended complaint in the subscriber action was granted in part and denied in part and an interlocutory appeal of the remaining claims was denied. A motion to dismiss the amended complaint in the provider action remains pending. In September 2002, the court denied plaintiffs' motion for class certification in the subscriber action and granted plaintiffs' motion for certification of a nationwide class of providers. The Company has appealed the certification of the provider class to the United States Court of Appeals for the Eleventh Circuit.


The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                                     PART C:

                                OTHER INFORMATION

Item 27. EXHIBITS

Exhibit (a)       Resolutions of the Board of Directors of The Prudential
                  Insurance Company of America.
                  i.    Resolution establishing The Prudential Variable Contract
                        Account GI-2. (Note 2)
                  ii.   Amendment to the Resolution proposing investment in
                        unaffiliated mutual funds for the Prudential Variable Contract Account GI-2. (Note 3)

Exhibit (b)       Custodian Agreements. Not Applicable.

Exhibit (c)       Underwriting Contracts.
                  i.    Distribution Agreement between Prudential Investment
                        Management Services LLC and The Prudential Insurance Company of America. (Note 4)
                  ii.   Proposed form of Agreement between Prudential Investment
                        Management Services LLC and independent brokers with respect to the Sale of the Group Contracts and Certificates. (Note 3)
                  iii.  Schedule of Commissions. (Note 3)

Exhibit (d)       Contracts.
                  i.    Group Contract (Note 4)
                  ii.   Individual Certificate. (Note 4)

Exhibit (e)       Applications.
                  i.    Application Form for Group Contract. (Note 2)
                  ii.   Enrollment Form for Certificate. (Note 3)
                  iii.  Form of Investment Division Allocation Supplement. (Note
                        3)

Exhibit (f)       Depositor's Certificate of Incorporation and By-Laws.
                  i.    Charter of The Prudential Insurance Company of America,
                        as amended February 27, 2002 (Note 8)
                  ii.   By-laws of The Prudential Insurance Company of America,
                        as amended September 10, 2002 (Note 8)


Exhibit (g)       Re-Insurance Contracts.

Exhibit (h)       Participation Agreements.
                  i.    Representative Fund Participation Agreements. (Note 5)

Exhibit (i)       Administrative Contracts.  Not Applicable

Exhibit (j)       Other Material Contracts.  Not Applicable

Exhibit (k)       Legal Opinion.
                  i.    Opinion and Consent of Clifford E. Kirsch, Esq. as to
                        the legality of the securities being registered. (Note
                        1)

Exhibit (l)       Actuarial Opinion.  Not Applicable

Exhibit (m)       Calculation.  Not Applicable.


Exhibit (n)       Other Opinions.
                  i.    Written consent of PricewaterhouseCoopers LLP,
                        independent accountants. (Note 1)



Exhibit (o)       Omitted Financial Statements.  Not Applicable.

Exhibit (p)       Initial Capital Agreements.   Not Applicable

Exhibit (q)       Redeemability Exemption.
                  i.    Memorandum describing Prudential's issuance, transfer,
                        and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 6)

Exhibit (r)       Powers of Attorney.  (Note 7)

(Note 1)          Filed herewith.

(Note 2) Incorporated by reference to Registrant's Form S-6, filed February 16, 1996.

(Note 3) Incorporated by reference to Pre-Effective Amendment No. 2 to this Registration Statement, filed January 27, 1997.

(Note 4) Incorporated by reference to Pre-Effective Amendment No. 3 to this Registration Statement, filed April 29, 1997.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed May 14, 1997.

(Note 6) Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed August 22, 1996.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration No. 33-20083, filed April 10, 2001, on behalf of The Prudential Variable Contract Real Property Account.

(Note 8) Incorporated by reference to Post -Effective Amendment No. 8 to this Registration Statement, filed February 14, 2003.


Item 28.          Directors and Officers of the Depositor.

                             DIRECTORS OF PRUDENTIAL


FRANKLIN E. AGNEW--Director since 1994 (current term expires June, 2003). Member, Committee on Finance & Dividends; Member, Investment Committee. Business consultant since 1987. Mr. Agnew is also the director of Bausch & Lomb, Inc. Age
68. Address: 751 Broad Street, Newark, NJ 07102-3777.

FREDERIC K. BECKER--Director since 1994 (current term expires June, 2003). Chairman, Audit Committee; Member, Corporate Governance Committee; Member, Executive Committee. President, Wilentz Goldman & Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 67. Address: 751 Broad Street, Newark, NJ 07102-3777.

GILBERT F. CASELLAS--Director since 1998 (current term expires June, 2003). Member, Committee on Business Ethics; Member, Committee on Finance & Dividends; Member, Investment Committee. President and Chief Executive Officer, Q-Linx Inc. from January 2001 to December 2001. President and Chief Operating Officer, The Swarthmore Group, Inc. from 1999 to 2000. Partner, McConnell Valdes, LLP, 1998 to 1999. Age 50. Address: 751 Broad Street, Newark, NJ 07102-3777.

JAMES G. CULLEN--Director since 1994 (current term expires June, 2003). Member, Compensation Committee; Member, Audit Committee. Retired since 2000. President & Chief Operating Officer, Bell Atlantic Corporation, from 1998 to 2000. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Mr. Cullen is also a director of Agilient Technologies, Inc., and Johnson & Johnson. Age 60. Address: Address: 751 Broad Street, Newark, NJ 07102-3777.

ALLAN D. GILMOUR--Director since 1995 (current term expires June, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. President and Chief Financial Officer of Ford Automotive Group, since 2002. Mr. Gilmour is also the director of Whirlpool Corporation, and DTE Energy Company. Age 68. Address: 751 Broad Street, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires June, 2003). Chairman, Corporate Governance Committee; Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer of The College Fund/UNCF since 1991. Mr. Gray is also the director of JP Morgan Chase & Co., Rockwell International Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, and Electronic Data Systems. Age 61.
Address: 751 Broad Street, Newark, NJ 0710 3777.

JON F. HANSON--Director since 1991 (current term expires June, 2003). Member, Investment Committee; Member, Committee on Finance & Dividend. Chairman of The Hampshire Company since 1976. Mr. Hanson is also the director of CD&L, Inc., HealthSouth Corp., and Pascack Community Bank. Age 66. Address: 751 Broad Street, Newark, NJ 07102-3777.

GLEN H. HINER--Director since 1997 (current term expires June, 2003). Member, Committee on Business Ethics; Member, Compensation Committee. Chairman and Chief Executive Officer of Owens Corning from 1992 to 2002. Mr. Hiner is also the director of Dana Corporation. Age 68. Address: 751 Broad Street, Newark, NJ 07102-3777.

CONSTANCE J. HORNER--Director since 1994 (current term expires June, 2003). Member, Compensation Committee; Member, Corporate Governance Committee. Guest Scholar, at The Brookings Institute since 1993. Ms. Horner is also the director of Foster Wheeler Ltd., Ingersoll-Rand Company, Ltd., and Pfizer, Inc. Age 61.
Address: 751 Broad Street, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires June, 2003). Chairman, Investment Committee; Chairman, Committee on Finance & Dividends; Member, Executive Committee. Chemical Bank Chairman's Professor of Economics, Princeton University, since 1988. Professor Malkiel is also the director of BKF Capital. Age 70. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires June, 2003). Member, Audit Committee. Principal of Microleasing, LLC since 2001. Chairman of the Volkhov International Business Incubator from 1995 to 2002. Principal of Investment Strategies International from 1994 to 2000. Age 68. Address: Address:
751 Broad Street, Newark, NJ 07102-3777.

RICHARD M. THOMSON--Director since 1976 (current term expires June, 2003). Chairman, Executive Committee; Chairman, Compensation Committee Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Mr. Thomson is also the director of INCO, Limited, The Thomson Corporation, The Toronto-Dominion Bank, Stuart Energy Systems, Inc., Nexen Inc., and Trizec Properties, Inc. Age 69. Address: 751 Broad Street, Newark, NJ 07102-3777.

JAMES A. UNRUH--Director since 1996 (current term expires June, 2003). Member, Corporate Governance Committee; Member, Audit Committee. Founding Principal, Alerion Capital Group, LLC since 1998. Age 62. Address: 751 Broad Street, Newark, NJ 07102-3777.

STANLEY C. VAN NESS--Director since 1990 (current term expires June, 2003). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Audit Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Mr. Van Ness is also the director of Jersey Central Power & Light Company. Age 69. Address: 751 Broad Street, Newark, NJ 07102-3777.

                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer and President of Prudential since 1994 (current term expires June, 2003). Mr. Ryan is also the director of Regeneron Pharmaceuticals. Age 60. Address: 751 Broad Street, Newark, NJ 07102-3777.

VIVIAN L. BANTA--Chief Executive Officer, Insurance Division, of The Prudential Insurance Company of America since 2002. Executive Vice President from 2000 to 2002. Senior Vice President From January 2000 to March 2000. Prior to joining The Prudential Insurance Company of America, Ms. Banta was an independent consultant until 1999. Age 52. Address: 751 Broad Street, Newark, NJ 07102-3777.

MARK B. GRIER--Vice Chairman, Financial Management of The Prudential Insurance Company of America, in 2002. Chief Financial Officer, Executive Vice President, Corporate Governance, Executive Vice President, Financial Management, and Vice Chairman, Financial Management, since 1995. Age 50. Address: 751 Broad Street, Newark, NJ 07102-3777.

ROBERT C. GOLDEN--Executive Vice President of The Prudential Insurance Company of America since 1997. Age 56. Address: 751 Broad Street, Newark, NJ 07102-3777.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer of Prudential since 1997. Age 54. Address: 751 Broad Street, Newark, NJ 07102-3777.

C. EDWARD CHAPLIN--Senior Vice President and Treasurer of The Prudential Insurance Company of America since 2000. Vice President and Treasurer from 1995 to 2000. Age 46. Address: 751 Broad Street, Newark, NJ 07102-3777.

JOHN M. LIFTIN--Senior Vice President and General Counsel of The Prudential Insurance Company of America since 1998. Age 59. Address: 751 Broad Street, Newark, NJ 07102-3777.

ANTHONY S. PISZEL--Senior Vice President and Controller of The Prudential Insurance Company of America since 2000. Vice President and Controller from 1998 to 2000. Age 48. Address: 751 Broad Street, Newark, NJ 07102-3777.

SHARON C. TAYLOR--Senior Vice President of The Prudential Insurance Company of America since June 2002. Vice President of Human Resources Communities of Practice from 2000 to 2002; Vice President, Human Resources & Ethics Officer, Individual Financial Services from 1998 to 2000. Age 48. Address: 751 Broad Street, Newark, NJ 07102-3777.

KATHLEEN M. GIBSON--Vice President and Secretary of The Prudential Insurance Company of America since 2002. Associate General Counsel and Assistant Secretary of Becton, Dickinson and Company from 2001 to 2002. Vice President and Corporate Secretary, Honeywell International, Inc. from 1997 to 2001. Age 48. Address: 751 Broad Street, Newark, NJ 07102-3777.


Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant.


Registrant is a separate account of The Prudential Insurance Company of America, a stock life insurance company organized under the laws of the State of New Jersey. The subsidiaries of Prudential Financial, Inc. are incorporated by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement for Pruco Life Flexible Premium Variable Account, Registration No, 333-52754, filed April 17, 2003.


In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its separate accounts, shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance of the shares of The Prudential Series Fund, Inc. are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940.

Prudential is a stock insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

Item 30. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance policies.


New Jersey, being the state of organization of Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law
Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit f(ii) of Post-Effective Amendment No. 8 to this Registration Statement filed on February 14, 2003.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

(a) Prudential Investment Management Services LLC (PIMS)


Prudential Investment Management Services, LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., is distributor for Cash Accumulation Trust COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Jennison Equity Opportunity Fund, Jennison Growth Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Active Balanced Fund, Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PIMS is also distributor of the following unit investment trust: Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract Account GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.




 (b)(1) The following table sets forth certain information regarding the officers and directors of PIMS:

                                               POSITIONS AND OFFICES             POSITIONS AND OFFICES
    NAME (1)                                     WITH UNDERWRITER                   WITH REGISTRANT
    --------                                     ----------------                   ---------------
Robert F. Gunia .................       President                                        None

John T. Doscher .................       Executive Vice President & Chief
                                        Compliance Officer                               None

Stephen Pelletier ...............       Executive Vice President                         None

Scott G. Sleyster ...............       Executive Vice President                         None

John R. Strangfeld ..............       Executive Vice President                         None

William V. Healey ...............       Senior Vice President, Secretary and             None
                                        Chief Legal Officer

Margaret M. Deverell ............       Senior Vice President, Comptroller and           None
                                        Chief Financial Officer

C. Edward Chaplin ...............       Executive Vice President and Treasurer           None

Peter J. Boland .................       Vice President and Deputy                        None
                                        Chief Operating Officer


The principal business address for the directors and officers is 751 Broad Street, Newark, NJ 07102.

      (c)

--------------------------------------------------------------------------------------------------------------------------
Name of Principal Underwriter  Net Underwriting      Compensation on           Brokerage             Other
                               Discounts and         Redemption                Commission            Compensation
                               Commissions
--------------------------------------------------------------------------------------------------------------------------
Prudential Investment                $14,259              -0-                     -0-                   -0-
Management Services, LLC
--------------------------------------------------------------------------------------------------------------------------


Item 32. Location of Accounts and Records

Both the Depositor, The Prudential Insurance Company of America, and the Principal Underwriter, Prudential Investment Management Services, LLC ("PIMS"), are located at Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder.

Item 33. Management Services

Not Applicable.

Item 34. Representation of Reasonableness of Fees

The Prudential Insurance Company of America ("Prudential Insurance") represents that the fees and charges deducted under the Group Variable Universal Life Insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Insurance.

                                   SIGNATURES


                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
                                  (Registrant)
                 By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                   (Depositor)

Attest: _________________________


By:      /s/ Timothy Eaton
         -----------------
         Timothy Eaton
         Vice President

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 25th day of April, 2003.

     (SEAL)


     SIGNATURE AND TITLE

/s/           *                                   /s/            *
---------------------------------                 ------------------------------
Arthur F. Ryan                                    Allan D. Gilmour
Chairman of the Board, President                  Director
And Chief Executive Officer

/s/           *                                   /s/            *
---------------------------------                 ------------------------------
Anthony S. Piszel                                 William H. Gray, III
Senior Vice President and                         Director
Chief Financial Officer

/s/           *                                   /s/            *
---------------------------------                 ------------------------------
Richard J. Carbone                                Jon F. Hanson
Senior Vice President and                         Director
Chief Financial Officer

/s/           *                                   /s/            *
---------------------------------                 ------------------------------
Franklin E. Agnew                                 Glen H. Hiner
Director                                          Director

/s/           *                                   /s/            *
---------------------------------                 ------------------------------
Frederic K. Becker                                Constance J. Horner
Director                                          Director

/s/           *                                   /s/            *
---------------------------------                 ------------------------------
Gilbert F. Casellas                               Burton G. Malkiel
Director                                          Director

/s/           *                                   /s/            *
---------------------------------                 ------------------------------
James G. Cullen                                   Ida F.S. Schmertz
Director                                          Director

/s/           *                                   /s/            *
---------------------------------                 ------------------------------
Allan D. Gilmour                                  Richard M. Thomson
Director                                          Director

/s/           *                                   /s/            *
---------------------------------                 ------------------------------
James A. Unruh                                    Stanley C. Van Ness
Director                                          Director

                                            *By:  /s/ Thomas C. Castano
                                                  ----------------------
                                                  Attorney-in-Fact
                                                  Dated:  April 25, 2003

                                  EXHIBIT INDEX


k(i) Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered

n(i)  Written consent of PricewaterhouseCoopers LLP, independent accountants

                                                                   Exhibit k (i)

April 25, 2003


The Prudential Insurance Company of America
Prudential Plaza
Newark, NJ 07102-3777

Ladies and Gentlemen:


In my capacity as Vice President and Senior Corporate Counsel, Law Department of The Prudential Insurance Company of America ("Prudential Insurance"), I have reviewed the establishment on June 14, 1988 of The Prudential Variable Contract Account - GI-2 (the "Account") by the Board of Directors of Prudential as a separate account for assets applicable to certain variable life insurance contracts, pursuant to the provisions of Section 17B:28-7 of the Revised Statutes of New Jersey. I have also reviewed the resolution dated December 10, 1996 of the Finance Committee of the Board of Directors of Prudential Insurance expanding the investment options in which the Account may invest. I am responsible for oversight of the preparation and review of the Registration Statement on Form N-6, filed by Prudential Insurance with the U.S. Securities and Exchange Commission (Registration No. 333-01031) under the Securities Act of 1933 for the registration of certain group variable universal life insurance contracts and certificates thereunder issued with respect to the Account.


I am of the following opinion:

      1. Prudential Insurance is a corporation duly organized under the laws of the State of New Jersey and is a validly existing corporation.

      2. The Account has been duly created and is validly existing as a separate account pursuant to the aforesaid provisions of New Jersey law.

      3. The portion of the assets held in the Account equal to the reserve and other liabilities for variable benefits under the group variable universal life insurance contracts and the certificates thereunder is not chargeable with liabilities arising out of any other business Prudential Insurance may conduct.

      4. The group variable universal life insurance contracts and the certificates thereunder are legal and binding obligations of Prudential Insurance, in accordance with their terms.

In arriving at the foregoing opinion, I have made such examination of law and examined such records and other documents as I judged to be necessary or appropriate.

I hereby consent to the filing of this opinion as an exhibit to the Registration Statement.

                                     Very truly yours,

                                     /s/Clifford E. Kirsch
                                     ---------------------

                                     Clifford E. Kirsch
                                     Vice President and Senior Corporate Counsel

                                                                    Exhibit n(i)

                       Consent of Independent Accountants

We hereby consent to the use in this Registration Statement on Form N-6 (the "Registration Statement") of our report dated March 31, 2003, relating to the financial statements of the Prudential Variable Contract Account GI-2, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated February 11, 2003 relating to the consolidated financial statements of the Prudential Insurance Company of America, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP
New York, New York
April 25, 2003